                             LOAN FACILITY AGREEMENT
                                  AND GUARANTY

                                  by and among

                               AARON RENTS, INC.,

                           SUNTRUST BANK, as Servicer

                                       and

                      EACH OF THE PARTICIPANTS PARTY HERETO




                           Dated as of March 30, 2001





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                                Table of Contents




EXHIBITS

Exhibit A - Form of Assignment and Acceptance Agreement
Exhibit B - Form of Established Franchisee Loan Agreement
Exhibit C - Form of Guaranty Agreement
Exhibit D - Form of Participation Certificate
Exhibit E - Form of Startup Franchisee Loan Agreement
Exhibit F - Form of Monthly Servicing Report


SCHEDULES

Schedule 1.1 -  Pricing Grid



                                      (i)
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                      LOAN FACILITY AGREEMENT AND GUARANTY


         THIS LOAN FACILITY AGREEMENT AND GUARANTY (the "AGREEMENT") made as of this 30th day of March, 2001, by and among AARON RENTS, INC., a Georgia corporation having its principal place of business and chief executive office at 1100 Aaron Building, 309 East Paces Ferry Road, N.E., Atlanta, Georgia 30305 ("SPONSOR"), SUNTRUST BANK ("SUNTRUST") and each of the other lending institutions listed on the signature pages hereto (SunTrust, such lenders, together with any assignees thereof becoming "Participants" pursuant to the terms of this Agreement, the "PARTICIPANTS") and SUNTRUST BANK, a banking corporation organized and existing under the laws of Georgia having its principal office in Atlanta, Georgia, as Servicer (in such capacity, the "SERVICER").

                              W I T N E S S E T H:

         WHEREAS, Sponsor has established franchise relationships with certain rental store operators (the "FRANCHISEES") across the United States to own and operate rental stores under the "Aaron's Rental Purchase" franchise;

         WHEREAS, in connection therewith, Sponsor has established a loan program with the Servicer pursuant to that certain Amended and Restated Loan Facility Agreement and Guaranty, dated as of November 3, 1999, as amended by that certain Amendment No. 1 to Amended and Restated Loan Facility Agreement and Guaranty, dated as of June 20, 2000, as amended by that certain Amendment No. 2 to Amended and Restated Loan Facility Agreement, dated as of August 22, 2000, and as amended by that certain Amendment No. 3 to Amended and Restated Loan Facility Agreement, dated as of October 31, 2000, and as amended by that certain Amendment No. 4 to Amended and Restated Loan Facility Agreement, dated as of December __, 2000, by and among the Sponsor, the Servicer and the certain other lending institutions a party thereto (the "EXISTING LOAN FACILITY AGREEMENT"), to provide lines of credit to the Franchisees for business purposes arising in connection with the acquisition of such franchise rights and the opening of rental stores and ongoing inventory financing in connection therewith;

         WHEREAS, Sponsor has requested that the Participants increase their Commitments (as defined under the Existing Loan Facility Agreement) and make certain other changes to the Existing Loan Facility Agreement, and the Participants are willing to do so subject to the replacement of the Existing Loan Facility Agreement with this Agreement, pursuant to which the Participants shall purchase participations in the Commitment and the loans to Franchisees of Sponsor outstanding thereunder, and subject to the other terms and conditions hereof;

         WHEREAS, Sponsor is willing, subject to the limitations set forth herein, to repurchase such loans upon the occurrence of certain events, all as more fully set forth below;



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         THEREFORE, upon the terms and conditions hereinafter stated, and in consideration of the mutual premises set forth above and other adequate consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree that the Existing Loan Facility Agreement is amended and restated in its entirety as follows:


                                    ARTICLE I
                                   DEFINITIONS


                  SECTION 1.1. Definitions. In addition to the other terms defined herein, the following terms used herein shall have the meanings herein specified (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "AARON'S PROPRIETARY SYSTEM" shall mean the Sponsor's proprietary point of sale software system, as modified from time to time, used by the Sponsor and its franchisees.

         "ACQUISITION" means any transaction in which the Sponsor or any of its Subsidiaries directly or indirectly (i) acquires any property with which an ongoing business is conducted or is to be conducted, (ii) acquires all or substantially all of the assets of any Person or division thereof, whether through a purchase of assets, merger or otherwise, (iii) acquires (in one transaction or as the most recent transaction in a series of transactions) control of at least a majority of the voting stock of a corporation, other than the acquisition of voting stock of a wholly-owned Subsidiary solely in connection with the organization and capitalization of that Subsidiary by the Sponsor or another Guarantor, or (iv) acquires control of more than 50% ownership interest in any partnership, joint venture or limited liability company.

         "ADJUSTED LIBO RATE" shall mean, with respect to each Payment Period, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

                  "Adjusted LIBO Rate"  =             LIBOR
                                          -------------------------------
                                          1.00 - LIBOR Reserve Percentage

As used herein, LIBOR Reserve Percentage shall mean, for any Payment Period for any Funded Participant's Interest outstanding hereunder, the reserve percentage (expressed as a decimal) equal to the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or against any successor category of liabilities as defined in Regulation D).


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         "ADVANCE" shall mean a funding of an advance to a Borrower by the
Servicer pursuant to such Borrower's Loan Commitment.

         AFFILIATE" shall mean, as to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such Person. For purposes of this definition "CONTROL" shall mean the power, directly or indirectly, either to (i) vote 10% or more of securities having ordinary voting power for the election of directors (or persons performing similar functions) of a Person or
(ii) direct or cause the direction of the management and policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms "CONTROLLING", "CONTROLLED BY", and "UNDER COMMON CONTROL WITH" have meanings correlative thereto.

         "AGREEMENT" shall mean this Loan Facility Agreement and Guaranty, as amended, restated, supplemented or modified from time to time.

         "AMORTIZATION PERIOD" shall mean (x) 18 months with respect to any Advance to a Startup Franchisee Borrower other than an Electronic Equipment Advance and (y) 24 months with respect to any Electronic Equipment Advance; provided, however, in the event any Startup Franchisee Loan Commitment to a Startup Franchisee Borrower is terminated upon 90 days' notice from the Servicer, all amounts due and payable with respect to Electronic Equipment Advances shall be due and payable in full no later than the 18-month anniversary of the termination of the Startup Franchisee Loan Commitment.

         "APPLICABLE ESTABLISHED MARGIN" shall mean, with respect to all Funded Established Franchisee Participant's Interest, as of any date, the percentage per annum determined by reference to the applicable Total Debt to EBITDA Ratio in effect on such date for Established Franchisee Loans as set forth on Schedule
1.1 attached hereto; provided, that a change in the Applicable Established Margin resulting from a change in the Total Debt to EBITDA Ratio shall be effective on the second day after which the Sponsor has delivered the financial statements required by Section 6.1(a) or (b) and the compliance certificate required by Section 6.1(c); provided, further, that if at any time the Sponsor shall have failed to deliver such financial statement and such certificate, the Applicable Established Margin shall be at Level IV until such time as such financial statements and certificates are delivered, at which time the Applicable Established Margin shall be determined as provided above. Notwithstanding the foregoing, the Applicable Established Margin from the Effective Date until the financial statement and compliance certificate for the fiscal quarter ending on March 31, 2001 are delivered shall be at Level III.

         "APPLICABLE PERCENTAGE" shall mean, with respect to the Commitment Fee, as of any date, the percentage per annum determined by reference to the applicable Total Debt to EBITDA Ratio in effect on such date as set forth on
Schedule 1.1 attached hereto; provided, that a change in the Applicable Percentage resulting from a change in the Total Debt to EBITDA Ratio shall be effective on the second day after which the Sponsor has delivered the financial statements


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required by Section 6.1(a) or (b) and the compliance certificate required by
Section 6.1(c); provided, further, that if at any time the Sponsor shall have failed to deliver such financial statement and such certificate, the Applicable Percentage shall be at Level IV until such time as such financial statements and certificates are delivered, at which time the Applicable Percentage shall be determined as provided above. Notwithstanding the foregoing, the Applicable Percentage from the Effective Date until the financial statement and compliance certificate for the fiscal quarter ending on March 31, 2001 are delivered shall be at Level III.

         "APPLICABLE STARTUP MARGIN" shall mean, with respect to all Funded Startup Franchisee Participant's Interest, as of any date, the percentage per annum determined by reference to the applicable Total Debt to EBITDA Ratio in effect on such date for Startup Franchisee Loans as set forth on Schedule 1.1 attached hereto; provided, that a change in the Applicable Startup Margin resulting from a change in the Total Debt to EBITDA Ratio shall be effective on the second day after which the Sponsor has delivered the financial statements required by Section 6.1(a) or (b) and the compliance certificate required by
Section 6.1(c); provided, further, that if at any time the Sponsor shall have failed to deliver such financial statement and such certificate, the Applicable Startup Margin shall be at Level IV until such time as such financial statements and certificates are delivered, at which time the Applicable Startup Margin shall be determined as provided above. Notwithstanding the foregoing, the Applicable Startup Margin from the Effective Date until the financial statement and compliance certificate for the fiscal quarter ending on March 31, 2001 are delivered shall be at Level III.

         "ASSET DISPOSITION" shall mean (i) all sales of Merchandise; (ii) all Rental/Purchase Contracts with respect to Merchandise with a "same as cash option" regardless of term (i.e., 90, 120, 180 days); (iii) all Merchandise which is determined to have been stolen; (iv) all Merchandise that is destroyed, lost or otherwise removed from the premises of a Borrower other than pursuant to a Rental/Purchase Contract or by outright sale or for repair work; and (v) all "skipped" Merchandise which is Merchandise subject to a Rental/Purchase Contract.

         "ASSIGNMENT AND ACCEPTANCE" shall mean an assignment and acceptance entered into by a Participant and an Eligible Assignee in accordance with the terms of this Agreement and substantially in the form of Exhibit A.

         "AUTHORIZED SIGNATORY" shall mean each officer of Sponsor specified from time to time in an appropriate certificate to the Servicer as authorized to execute Funding Approval Notices and other such documents relating to the Loan Documents.

         "BANKRUPTCY CODE" shall mean The Bankruptcy Code of 1978, as amended and in effect from time to time (11 U.S.C. ss.101 et seq.).

         "BORROWER" shall mean either an Established Franchisee Borrower or a Startup Franchisee Borrower, as the case may be.


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         "BORROWER GROUP" shall mean, for any Borrower, collectively, such
Borrower and each other Person directly or indirectly controlling, controlled by, or under common control with, such Borrower, whether through the ownership of voting securities, by contract or otherwise. For purposes of this definition, "control" of any person or entity means the possession, directly or indirectly, of the right to vote at least 25% of the issued and outstanding shares of voting securities policies of that person or entity.

         "BORROWER RATE" shall mean, with respect to each Loan, the Prime Rate per annum plus any additional margin per annum specified for such Loan by Sponsor in the applicable Funding Approval Notice, such margin not to exceed ten percent (10.0%) per annum calculated based upon the actual number of days elapsed in a 360 day year; provided that, at no time may there be more than two different Borrower Rates applicable to the Startup Franchisee Loans or more than two different Borrower Rates applicable to the Established Franchisee Loans.

         "BUSINESS DAY" shall mean (i) any day other than a Saturday, Sunday or other day on which commercial banks in Atlanta, Georgia are authorized or required by law to close and (ii) if such day relates to Adjusted LIBOR, any day on which dealings in Dollars are carried on in the London interbank market.

         "CAPITAL LEASE OBLIGATIONS" of any Person shall mean all obligations of such Person to pay rent or other amounts under any lease (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

         "CHANGE IN CONTROL" shall mean the occurrence of one or more of the following events: (a) any sale, lease, exchange or other transfer (in a single transaction or a series of related transactions) of all or substantially all of the assets of the Sponsor to any Person or "group" (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder in effect on the date hereof), (b) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or "group" (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) other than the Loudermilk Family of 33 1/3 % or more of the total voting power of shares of stock entitled to vote in the election of directors of the Sponsor; or (c) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Sponsor by Persons who were neither (i) nominated by the current board of directors or (ii) appointed by directors so nominated.

         "CLOSING DATE" shall mean, for any Loan, the date upon which the Loan Documents with respect to such Loan are executed and delivered and the Loan Commitment is established thereunder.


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         "CODE" shall mean the Internal Revenue Code of 1986, as amended and in effect from time to time.

         "COLLATERAL" shall mean, with respect to any Loan, all property of the Borrower and all guarantors obligated with respect to such Loan that secures such Loan, which property shall be designated by the Sponsor and may include all accounts receivable, inventory, Rental/Purchase Contracts and other business assets of such Borrower and guarantors.

         "COLLATERAL AGREEMENT" shall mean an agreement executed by a Borrower and any other Persons primarily or secondarily liable for all or part of the Loan or granting a security interest to the Servicer in specified Collateral as security for such Loan, including without limitation, any Loan Agreements and any Personal Guaranties.

         "COMMITMENTS" shall mean, collectively, the Startup Franchisee Commitment and the Established Franchisee Commitment.

         "COMMITMENT FEE" shall have the meaning set forth in Section 2.4.

         "COMMITMENT TERMINATION DATE" shall have the meaning set forth in
Section 2.1(a).

         "CONSOLIDATED COMPANIES" shall mean, collectively, Sponsor and all of its Subsidiaries.

         "CONSOLIDATED EBITDA" shall mean, for the Sponsor and its Subsidiaries for any period, an amount equal to the sum of (a) Consolidated Net Income for such period plus (b) to the extent deducted in determining Consolidated Net Income for such period, (i) Consolidated Interest Expense, (ii) income tax expense, (iii) depreciation (excluding depreciation of rental merchandise) and amortization and (iv) all other non-cash charges, determined on a consolidated basis in accordance with GAAP in each case for such period.

         "CONSOLIDATED EBITDAR" shall mean, for the Sponsor and its Subsidiaries for any period, an amount equal to the sum of (a) Consolidated EBITDA and (b) Consolidated Lease Expense.

         "CONSOLIDATED FIXED CHARGES" shall mean, for the Sponsor and its Subsidiaries for any period, the sum (without duplication) of (a) Consolidated Interest Expense for such period and (b) Consolidated Lease Expense for such period.

         "CONSOLIDATED INTEREST EXPENSE" shall mean, for the Sponsor and its Subsidiaries for any period determined on a consolidated basis in accordance with GAAP, total cash interest expense, including without limitation the interest component of any payments in respect of Capital Leases Obligations capitalized or expensed during such period (whether or not actually paid during such period).


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         "CONSOLIDATED LEASE EXPENSE" shall mean, for any period, the aggregate amount of fixed and contingent rentals payable by the Sponsor and its Subsidiaries with respect to leases of real and personal property (excluding Capital Lease Obligations) determined on a consolidated basis in accordance with GAAP for such period.

         "CONSOLIDATED NET INCOME" shall mean, for any period, the net income (or loss) of the Sponsor and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, but excluding therefrom (to the extent otherwise included therein) (i) any extraordinary gains or losses, (ii) any gains attributable to write-ups of assets and (iii) any equity interest of the Sponsor or any Subsidiary of the Sponsor in the unremitted earnings of any Person that is not a Subsidiary and (iv) any income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Sponsor or any Subsidiary on the date that such Person's assets are acquired by the sponsor or any Subsidiary.

         "CONSOLIDATED NET WORTH" shall mean, as of any date of determination, the Sponsor's total shareholders' equity, determined in accordance with GAAP.

         "CONSOLIDATED TOTAL ADJUSTED CAPITAL" shall mean, as of any date of determination with respect to the Sponsor, the sum of (i) Consolidated Total Adjusted Debt as of such date and (ii) Consolidated Net Worth as of such date.

         "CONSOLIDATED TOTAL ADJUSTED DEBT" shall mean, as of any date of determination, (i) Consolidated Total Debt, plus (ii) to the extent not included in clause (i), all operating lease obligations of Sponsor and its Subsidiaries measured at the present value of such obligations (using a 10% discount rate).

         "CONSOLIDATED TOTAL DEBT" shall mean, at any time, all then currently outstanding obligations, liabilities and indebtedness of the Sponsor and its subsidiaries on a consolidated basis of the types described in the definition of Indebtedness (other than as described in subsection (xi) thereof). Notwithstanding anything contained herein to the contrary, for purposes of calculating Consolidated Total Debt as of any date, the obligations, liabilities and indebtedness of the Sponsor under this Agreement shall be limited to fifty percent (50%) of the aggregate outstanding principal amount of the Loans on such date.

         "CREDIT EVENT" shall have the meaning set forth in Article IX of this Agreement.

         "CREDIT PARTIES" shall mean, collectively, each of the Sponsor and the Guarantors.

         "DEFAULT WAIVER LETTER" shall mean a waiver letter sent by Sponsor to the Servicer which such waiver letter shall (i) waive and cure a Loan Payment Default or (ii) waive a covenant default with respect to a Loan that does not constitute a Loan Default, such waiver letter to be substantially in the form required in the Servicing Agreement.


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         "DEFAULTED BORROWER" shall mean a Borrower under a Defaulted Loan.

         "DEFAULTED LOAN" shall mean a Loan evidenced by Loan Documents under the terms of which exist one or more Loan Defaults that have not been cured or waived as permitted herein.

         "DOLLAR" and "U.S. DOLLAR" and the sign "$" shall mean lawful money of the United States of America.

         "DOMESTIC SUBSIDIARY" means any Subsidiary that is incorporated or organized under the laws of any State of the United States, the District of Columbia or Puerto Rico.

         "EFFECTIVE DATE" shall mean the date upon which all conditions precedent to the effectiveness of this Agreement have been satisfied.

         "ELECTRONIC EQUIPMENT" shall mean all computers, computer equipment, big screen televisions and any other types of inventory designated by the Sponsor from time to time.

         "ELECTRONIC EQUIPMENT ADVANCES" shall mean all advances under Startup Franchisee Loan Commitments made to purchase Electronic Equipment for which the Sponsor and the Startup Franchisee Borrower have agreed that the Amortization Period shall be 24 months.

         "ELECTRONIC EQUIPMENT ASSET DISPOSITIONS" shall mean all Asset Dispositions of Electronic Equipment for which the Sponsor and the Startup Franchisee Borrower have agreed that the Amortization Period shall be 24 months.

         "ELECTRONIC RENTAL REVENUE" shall mean, with respect to any Borrower for any period, the gross revenues of such Borrower from rentals to the public of such Borrower's Electronic Equipment, including without limitation, all customer deposits, advance rental payments, waiver fees, late fees, delivery fees, nonsufficient funds fees, reinstatement fees, but excluding all retail sales proceeds and sales taxes.

         "ELIGIBLE ASSIGNEE" shall mean (i) a commercial bank organized under the laws of the United States or any state thereof having total assets in excess of $1,000,000,000.00 or any commercial finance or asset-based lending Affiliate of any such commercial bank and (ii) any Participant.

         "ENVIRONMENTAL LAWS" shall mean all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, Release or threatened Release of any Hazardous Material or to health and safety matters.


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         "ENVIRONMENTAL LIABILITY" shall mean any liability, contingent or otherwise (including any liability for damages, costs of environmental investigation and remediation, costs of administrative oversight, fines, natural resource damages, penalties or indemnities), of the Sponsor or any Subsidiary directly or indirectly resulting from or based upon (a) any actual or alleged violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) any actual or alleged exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

         "ERISA AFFILIATE" shall mean any trade or business (whether or not incorporated), which, together with the Sponsor, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for the purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

         "ERISA EVENT" shall mean (a) any "reportable event", as defined in
Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Sponsor or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Sponsor or any ERISA Affiliate from the PBGC or a plan administrator appointed by the PBGC of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Sponsor or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Sponsor or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Sponsor or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

         "ESTABLISHED FRANCHISEE" shall mean a Franchisee that (x) has been a Franchisee for at least 18 months; (y) has had at least two Aaron Rents' stores open for a minimum of 12 months; and (z) has at least four Aaron Rents' stores open or under executed area development agreements.

         "ESTABLISHED FRANCHISEE BORROWER" shall mean an Established Franchisee who is primarily liable for repayment of an Established Franchisee Loan as a result of having executed Loan Documents as maker, or its permitted assignee.


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         "ESTABLISHED FRANCHISEE BORROWING BASE" shall mean, with respect to each Established Franchisee Borrower, on any date of determination, the sum of:

                  (i) $300,000 for each Aaron Rents franchisee store operated by such Borrower where less than 7 calendar months have elapsed since the Opening Date of such store, plus

                  (ii) an amount equal to 5.5 multiplied by the sum of (x) the Rental Revenue from the most recently ended calendar month for all Aaron Rents franchisee stores operated by such Borrower where at least 6 calendar months but less than 12 calendar months have elapsed since the Opening Date of each such store, plus (y) the average monthly Rental Revenue for the three most recently ended calendar months from all Aaron Rents franchisee stores operated by such Borrower where at least 12 calendar months have elapsed since the Opening Date of each such store, in each case as reported to Servicer by Sponsor pursuant to the Servicing Agreement, plus

                  (iii) an amount equal to 11.0 multiplied by the sum of (x) the Electronic Rental Revenues from the most recently ended calendar month for all franchisee stores operated by such Borrower where at least 6 calendar months but less than 12 calendar months have elapsed since the Opening Date of each such store, plus (y) the average monthly Electronic Rental Revenues for the three most recently ended calendar months from all Aaron Rents franchisee stores operated by such Borrower where at least 12 calendar months have elapsed since the Opening Date of such store, in each case as reported to Servicer by Sponsor pursuant to the Servicing Agreement.

         "ESTABLISHED FRANCHISEE COMMITMENT" shall have the meaning set forth in
Section 2.1(b).

         "ESTABLISHED FRANCHISEE LOAN" shall mean the aggregate Advances made to an Established Franchisee Borrower under its Established Franchisee Loan Commitment.

         "ESTABLISHED FRANCHISEE LOAN AGREEMENt" shall mean a Line of Credit and Security Agreement setting forth the terms and conditions, as between an Established Franchisee Borrower and the Servicer, under which the Servicer has established a Loan Commitment to make Advances to such Established Franchisee Borrower pursuant to the Established Qualified Franchisee Loan Commitment, substantially in the form of Exhibit B, with such changes as the Sponsor and the Servicer shall agree to, [SUBJECT TO SECTION 3.1(B)]; provided, however, that any Established Franchisee Loan Agreement executed prior to the Effective Date shall be substantially in the form required under the Existing Facility Agreement.


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

         "ESTABLISHED FRANCHISEE LOAN COMMITMENT" shall mean a commitment to make Established Franchisee Loans to an Established Franchisee Borrower pursuant to an Established Franchisee Loan Agreement.

         "ESTABLISHED FRANCHISEE MASTER NOTE" shall mean that certain Master Note, executed by an Established Franchisee Borrower in favor of the Servicer, evidencing such Established Franchisee Borrower's obligation to repay all Advances made to it pursuant to an Established Franchisee Loan Commitment, substantially in the form of Exhibit A to the Established Franchisee Loan Agreement, with such changes as the Sponsor and the Servicer shall agree to, [SUBJECT TO SECTION 3.1(B)]; provided, however, that any Established Franchisee Master Note executed prior to the Effective Date shall be substantially in the form required under the Existing Loan Facility Agreement.

         "EXISTING COMMITMENTS" means any of the commitments to make loans made by the Servicer pursuant to the Existing Loan Facility Agreement as in effect from time to time.

         "EXISTING LOAN FACILITY AGREEMENT" shall have the meaning set forth in the recitals hereof.

         "EXISTING LOAN" means any of the loans made by the Servicer pursuant to the Existing Loan Facility Agreement as in effect from time to time.

         "EXISTING NOTE" means any of the promissory notes from the Borrowers to the Servicer substantially in the form attached to the Existing Loan Facility Agreement as in effect from time to time.

         "FACILITY" shall mean either the loan facility established pursuant to the Startup Franchisee Commitment or the loan facility established pursuant to the Established Franchisee Commitment, as the case may be.

         "FEDERAL FUNDS RATE" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the next 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers, as published by the Federal Reserve Bank of New York on the next succeeding Business Day or if such rate is not so published for any Business Day, the Federal Funds Rate for such day shall be the average rounded upwards, if necessary, to the next 1/100th of 1% of the quotations for such day on such transactions received by the Servicer from three Federal funds brokers of recognized standing selected by the Servicer.

         "FEE LETTER" shall mean that certain letter agreement dated as of even date herewith, by and between the Sponsor and the Servicer, setting forth certain fees applicable to the loan facility described herein, either as originally executed or as hereafter amended or modified.

         "FINAL TERMINATION DATE" shall mean the date that is ninety (90) days after the last Maturity Date of the Loans.

         "FINANCING STATEMENT" shall mean, with respect to a Loan, a document that among other things, describes the Sponsor and the Collateral, the proper filing of which perfects a security interest in the Collateral described therein under the laws of the state in which such document is filed.

         "FISCAL YEAR" shall mean a fiscal year of the Sponsor; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "Fiscal Year 2000") refers to the Fiscal Year ending during such calendar year.

         "FIXED CHARGE COVERAGE RATIO" shall mean, at any date, the ratio of (a) Consolidated EBITDAR for the four consecutive fiscal quarters of the Sponsor ending on such date to (b) Consolidated Fixed Charges for the four consecutive fiscal quarters of the Sponsor ending on such date.

         "FOREIGN SUBSIDIARY" shall mean any Subsidiary that is not a Domestic Subsidiary.

         "FRANCHISE AGREEMENT" shall mean the written agreement between Sponsor and a Franchisee whereby the Franchisee is authorized to establish an "Aaron's Rental Purchase" franchise.

         "FRANCHISEE" shall have the meaning set forth in the recitals hereof.

         "FRANCHISEE LOAN PROGRAM" shall mean the transaction evidenced by (i) this Agreement wherein the Sponsor has guaranteed, to the extent set forth herein, certain obligations of Franchisees of the Sponsor, and (ii) the other Operative Documents executed in connection herewith and therewith.

         "FUNDED ESTABLISHED FRANCHISEE PARTICIPANT'S INTEREST" shall mean the aggregate outstanding amount of Advances made by a Participant hereunder with respect to the Established Franchisee Loans, and shall include, with respect to SunTrust, the aggregate outstanding amount of Swing Line Advances made with respect to Established Franchisee Loans.

         "FUNDED PARTICIPANT'S INTEREST" shall mean, with respect to any Participant, the sum of such Participant's Funded Startup Franchisee Participant's Interest plus such Participant's Funded Established Franchisee's Participant's Interest.

         "FUNDED STARTUP FRANCHISEE PARTICIPANT'S INTEREST" shall mean the aggregate outstanding amount of Advances made by a Participant hereunder with respect to the Startup Franchisee Loans, and shall include, with respect to SunTrust, the aggregate outstanding amount of Swing Line Advances made with respect to Startup Franchisee Loans.

         "FUNDING APPROVAL NOTICE" shall mean a written notice to the Servicer from Sponsor setting forth the conditions of a proposed Loan Commitment, consistent with the requirements therefor as set forth in this Agreement, and containing such information and in substantially such form as shall be agreed to by Servicer and Sponsor pursuant to the Servicing Agreement.

         "GAAP" shall mean generally accepted accounting principles in the United States applied on a consistent basis and subject to the terms of Section 1.2.

         "GOVERNMENTAL AUTHORITY" shall mean the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         "GUARANTEE" of or by any Person (the "GUARANTOR") shall mean any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly and including any obligation, direct or indirect, of the guarantor
(a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued in support of such Indebtedness or obligation; provided, that the term "Guarantee" shall not include endorsements for collection or deposits in the ordinary course of business. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which Guarantee is made or, if not so stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith. The term "Guarantee" used as a verb has a corresponding meaning.

         "GUARANTEED OBLIGATIONS" shall mean the aggregate amount of all Loan Indebtedness of all Borrowers outstanding under all Loan Documents to include, without limitation (i) all principal, interest and commitment fees due with respect to all Loans, including post-petition interest in any proceeding under federal bankruptcy laws, (ii) all fees, expenses, and amounts payable by all Borrowers for reimbursement or indemnification under the terms of all Loan Agreements and all other Loan Documents executed in connection with the Loan to such Borrower, (iii) all amounts advanced by Servicer to protect or preserve the value of any security for the Loans, and (iv) all renewals, extensions, modifications, and refinancings (in whole or in part) of any of the amounts referred to in clauses (i) and (ii) above).

         "GUARANTORS" shall mean, collectively, Aaron Investment Company, Aaron Rents, Inc. Puerto Rico and all other subsidiaries of the Sponsor that from time to time become parties to the Guaranty Agreement and their respective successors and permitted assigns.

         "GUARANTY AGREEMENT" shall mean the Guaranty Agreement executed by each of the Subsidiaries of the Sponsor in favor of the Servicer and the Participants, substantially in the form of Exhibit C, as the same may be amended, restated, supplemented or otherwise modified from time to time

         "HAZARDOUS MATERIALS" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

         "INDEBTEDNESS" of any Person shall mean, without duplication (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person in respect of the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business; provided, that for purposes of Section 9.6, trade payables overdue by more than 120 days shall be included in this definition except to the extent that any of such trade payables are being disputed in good faith and by appropriate measures), (iv) all obligations of such Person under any conditional sale or other title retention agreement(s) relating to property acquired by such Person, (v) all Capital Lease Obligations of such Person, (vi) all obligations, contingent or otherwise, of such Person in respect of letters of credit, acceptances or similar extensions of credit, (vii) all Guarantees of such Person of the type of Indebtedness described in clauses (i) through (vi) above, (viii) all Indebtedness of a third party secured by any Lien on property owned by such Person, whether or not such Indebtedness has been assumed by such Person, (ix) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any common stock of such Person, and (x) Off-Balance Sheet Liabilities. The Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor.

         "INDEMNITY AND CONTRIBUTION AGREEMENT" shall mean the Indemnity, Subrogation and Contribution Agreement, substantially in the form of Exhibit H, among the Sponsor, the Guarantors and the Servicer, as amended, restated, supplemented or otherwise modified from time to time.

         "INFORMATION MEMORANDUM" shall mean the Confidential Information Memorandum dated February 2001 relating to the Sponsor and the transactions contemplated by this Agreement.

         "LIBOR" shall mean, for each Payment Period, the offered rate for deposits in U.S. Dollars, for a period of one month and in an amount comparable to the aggregate outstanding Funded Participant's Interests as of the first day of such Payment Period, appearing on the display designated as Page 3750 on the Dow Jones Markets Service (or such other page on that service or such other service designated by the British Banker's Association for the display of such Association's Interest Settlement Rates for Dollar deposits) as of 11:00 A.M. (London, England time) on the day that is two Business Days prior to the first day of the Payment Period. If such Page 3750 is unavailable for any reason at such time, the rate which appears on the Reuters Screen ISDA Page as of such date and such time; provided, that if the Servicer determines that the relevant foregoing sources are unavailable for the relevant Payment Period, LIBOR shall mean the rate of interest determined by the Servicer to be the average (rounded upward, if necessary, to the nearest 1/100th of 1%) of the rates per annum at which deposits in Dollars are offered to the Servicer two (2) Business Days preceding the first day of such Interest Period by leading banks in the London interbank market as of 10:00 a.m. for delivery on the first day of such Payment Period, for the number of days comprised therein and in an amount comparable to the amount of the Funded Participant's Interest of the Servicer.

         "LIEN" shall mean any mortgage, pledge, security interest, lien (statutory or otherwise), charge, encumbrance, hypothecation, assignment, deposit arrangement, or other arrangement having the practical effect of the foregoing or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having the same economic effect as any of the foregoing). A covenant not to grant a Lien or a "Negative Pledge" shall not be determined a Lien for purposes of this Agreement.

         "LOAN" shall mean either a Startup Franchisee Loan, an Established Franchisee Loan or an Existing Loan, as the case may be.

         "LOAN AGREEMENT" shall mean either a Startup Franchisee Loan Agreement or an Established Franchisee Loan Agreement as the case may be.

         "LOAN COMMITMENT" shall mean the commitment to make Advances established by the Servicer in favor of any Borrower in the amount not exceeding, and upon the terms described in, the applicable Funding Approval Notice and the applicable Loan Documents, which Loan Commitment may be either a Startup Franchisee Loan Commitment or an Established Franchisee Loan Commitment.

         "LOAN DEFAULT" shall mean the occurrence of one or more of the following events with respect to any Loan: (i) a Loan Payment Default, (ii) the bankruptcy or insolvency of the Borrower or any Guarantor of such Loan, or the appointment of a receiver, trustee, custodian or similar fiduciary for such Borrower or Guarantor, or the assignment for the benefit of creditors by such Borrower or Guarantor, or the offering of settlement or composition to the unsecured creditors of such Borrower or Guarantor generally or (iii) the termination of (or failure to renew) the Franchise Agreement to which the Borrower of such Loan is a party.

         "LOAN DOCUMENTS" shall mean, with respect to any Loan, the Loan Agreement, the Master Note, any Personal Guaranty, any Spousal Consent, the Collateral Agreements, in each case relating to such Loan, any other documents relating to such Loan delivered by any Borrower or any guarantor or surety thereof to the Servicer and any amendments thereto (provided that such amendments are made with the consent of Sponsor, where such consent is required under this Agreement).

         "LOAN INDEBTEDNESS" shall mean all amounts due and payable by a Borrower under the terms of the Loan Documents governing the Loan to such Borrower, including, without limitation, outstanding principal, accrued interest, any commitment fees, and all reasonable costs and expenses of any legal proceeding brought by the Servicer to collect any of the foregoing (including without limitation, reasonable attorneys' fees actually incurred).

         "LOAN PAYMENT DEFAULT" shall mean the failure of a Borrower to make a payment of principal, accrued interest thereon or any other amounts, within the cure period following the due date therefor, as provided under the applicable Loan Documents.

         "LOAN TERM" shall mean, with respect to any Loan, the prescribed term of the Loan Commitment relating to such Loan, as documented in the applicable Loan Documents, and any term-out period thereafter; provided, however, that the Loan Term shall not exceed (x) in the case of any Startup Franchisee Loan Commitment, one (1) year subject to extension in accordance with the terms of the applicable Startup Franchisee Loan Agreement, plus, in the event that the Startup Franchisee Loan Commitment is terminated upon ninety (90) days' prior notice from the Servicer, the Amortization Period and (y) in the case of an Established Franchisee Loan Commitment, four (4) years.

         "LOUDERMILK FAMILY" shall mean, collectively, Robert Charles Loudermilk, Sr., his spouse, his children, his grandchildren and any trust which may be now or hereafter established for the sole benefit of any of the foregoing persons.

         "MARGIN REGULATIONS" shall mean Regulation T, Regulation U and Regulation X of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time.

         "MASTER NOTE" shall mean either a Startup Franchisee Master Note or an Established Franchisee Master Note, as the case may be.

         "MATERIAL ADVERSE EFFECT" shall mean, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singularly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences whether or not related, a material adverse change in, or a material adverse effect on, (i) the business, results of operations, financial condition, assets, liabilities or prospects of the Sponsor and its Subsidiaries taken as a whole, (ii) the ability of Sponsor or the Credit Parties taken as a whole to perform any of their respective obligations under the Operative Documents (iii) the rights and remedies of the Servicer and the Participants under any of the Operative Documents or (iv) the legality, validity or enforceability of any of the Operative Documents.

         "MATERIAL INDEBTEDNESS" shall mean Indebtedness of any one or more of the Sponsor and the Subsidiaries in an aggregate principal amount exceeding $500,000.

         "MATURITY DATE" shall mean, with respect to any Loan, the date set forth under the applicable Loan Documents when the related Loan Commitment has terminated and all principal and interest with respect to such Loan shall become due and payable in full; provided that, each Maturity Date shall be a Payment Date.

         "MAXIMUM AMOUNT" shall have the meaning set forth in Section 10.2.

         "MAXIMUM COMMITMENT AMOUNT" shall mean $90,000,000, as such amount may be reduced pursuant to Section 2.7, Section 2.8 or Section 15.2.

         "MERCHANDISE" shall mean goods distributed or sold to Franchisees through Sponsor.

         "MINIMUM PURCHASE PRICE" shall mean, with respect to any Established Franchisee Loan, the lesser of (x) the outstanding Loan Indebtedness thereof and
(y) the sum of (i) the Established Franchisee Borrowing Base in effect on the date of the occurrence of the relevant Loan Default, or if greater, during the last full calendar month preceding the date of the occurrence of the relevant Loan Default, plus (ii) all advances made between the date that such Established Franchisee Borrowing Base is reported to the Servicer by the Sponsor and the date which is two Business Days thereafter.

         "MONTHLY SERVICING REPORT" shall have the meaning set forth in Section 3.3.

         "MOODY'S" shall mean Moody's Investors Service, Inc.

         "MULTIEMPLOYER PLAN" shall have the meaning set forth in Section 4001(a)(3) of ERISA.

         "OFF-BALANCE SHEET LIABILITIES" of any Person shall mean (i) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, other than indemnity obligations for any breach of any representation or warranty which are customary in non-recourse sales of such assets, (ii) any liability of such Person under any sale and leaseback transactions which do not create a liability on the balance sheet of such Person, (iii) any liability of such Person under any so-called "synthetic" lease transaction or (iv) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheet of such Person.

         "OPENING DATE" shall mean, with respect to each store location, the date determined by the Sponsor to be the opening date of such location in accordance with its standard practice, as notified to the Servicer in accordance with the terms hereof.

         "OPERATIVE DOCUMENTS" shall mean this Agreement, the Guaranty Agreement, the Indemnity, Subrogation and Contribution Agreement, the Servicing Agreement, the Fee Letter and any other documents delivered by Sponsor or any Guarantor to the Servicer or the Participants in connection herewith or therewith.

         "PARTICIPANT" shall mean SunTrust, the other lending institutions listed on the signature pages hereof and each assignee thereof, if any, pursuant to the terms hereof.

         "PARTICIPATING COMMITMENT" shall mean the commitment of each Participant to fund its Pro Rata Share of outstanding Loans in an amount not to exceed such Participant's Participating Commitment Amount.

         "PARTICIPATING COMMITMENT AMOUNT" shall mean the amount set forth opposite each Participant's name on the signature pages hereof, as such amount may be modified by assignment pursuant to the terms hereof; provided, that, following the termination of the Commitments, each Participant's Participating Commitment Amount shall be deemed to be its Pro Rata Share of the aggregate principal amount of all Loan Commitments.

         "PARTICIPANT FUNDING" shall mean a funding by the Participants of their respective Pro Rata Shares of Advances or Loans outstanding under either or both Facilities.

         "PARTICIPANT'S INTEREST" shall have the meaning set forth in Section
2.2.

         "PARTICIPANT'S UNUSED COMMITMENT" shall mean, with respect to any Participant, the difference between such Participant's Participating Commitment Amount and such Participant's Funded Participant's Interest.

         "PARTICIPATION CERTIFICATE" shall mean a certificate issued by the Servicer to a Participant, substantially in the form of Exhibit D attached hereto, evidencing such Participant's ownership interest conveyed hereunder.

         "PAYMENT DATE" shall mean the last day of each calendar month; provided, however, if such day is not a Business Day, the next succeeding Business Day

         "PAYMENT PERIOD" shall mean a period of one (1) month; provided that
(i) the first day of a Payment Period must be a Business Day, (ii) any Payment Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, (iii) the first Payment Period hereunder shall commence on the date hereof and shall end on the last day of the next succeeding calendar month and (iv) the first day of any succeeding Payment Period shall be the last day of the preceding Payment Period and shall end on the last day of the next succeeding calendar month.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA, and any successor entity performing similar functions.

         "PERMITTED ACQUISITION" shall mean any Acquisition so long as (a) at the time of such Acquisition, no Credit Event is in existence, (b) after giving effect to such Acquisition, no Credit Event is in existence, (c) such Acquisition has been approved by the board of directors of the Person being acquired prior to any public announcement thereof, (d) the total consideration (including all cash, debt, stock and other property, and assumption of obligations for borrowed money) of any single Acquisition or series of related Acquisitions does not exceed $10,000,000, and (e) the total consideration (including all cash, debt, stock and other property, and assumption of obligations for borrowed money) of all Acquisitions during any fiscal year does not exceed $20,000,000. As used herein, Acquisitions will be considered related Acquisitions if the sellers under such Acquisitions are the same Person or any Affiliate thereof.

         "PERMITTED ENCUMBRANCES" shall mean

                  (i) Liens imposed by law for taxes not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP;

                  (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP;

                  (iii) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

                  (iv) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

                  (v) judgment and attachment liens not giving rise to a Credit Event or Liens created by or existing from any litigation or legal proceeding that are currently being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained in accordance with GAAP; and

                  (vi) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or materially interfere with the ordinary conduct of business of the Sponsor and its Subsidiaries taken as a whole;

                  (vii) other Liens incidental to the conduct of its business or the ownership of its property and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business; and

                  (viii) Liens on insurance policies owned by the Sponsor on the lives of its officers securing policy loans obtained from the insurers under such policies, provided that (A) the aggregate amount borrowed on each policy shall not exceed the loan value thereof, and
         (B) the Sponsor shall not incur any liability to repay any such loan;

         provided, that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

         "PERMITTED INVESTMENTS" shall mean:

                  (i) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States), in each case maturing within one year from the date of acquisition thereof;

                  (ii) commercial paper having an A or better rating, at the time of acquisition thereof, of S&P or Moody's and in either case maturing within one year from the date of acquisition thereof;

                  (iii) certificates of deposit, bankers' acceptances and time deposits maturing within one year of the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States or any state thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

                  (iv) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (i) above and entered into with a financial institution satisfying the criteria described in clause (iii) above; and

                  (v) mutual funds investing solely in any one or more of the Permitted Investments described in clauses (i) through (iv) above.

         "PERSON" shall mean any individual, partnership, firm, corporation, association, joint venture, limited liability company, trust or other entity, or any Governmental Authority.

         "PERSONAL GUARANTY" shall mean any guaranty from a principal of a Borrower substantially in the form required by the Servicing Agreement.

         "PLAN" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Sponsor or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

         "PRIME RATE" shall mean the per annum rate of interest designated from time to time by SunTrust to be its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate of interest that is being offered by SunTrust to its borrowers.

         "PRO RATA SHARE" shall mean, with respect to each of the Participants, the percentage designated as such Participant's Pro Rata Share on the signature pages hereof, as such percentage may change from time to time as a result of assignments or amendments pursuant to this Agreement.

         "QUARTERLY DATE" shall have the meaning set forth in Section 2.4.

         "REGULATION D" shall mean Regulation D of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time.

         "RELEASE" means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or within any building, structure, facility or fixture.

         "RENTAL/PURCHASE CONTRACT" shall mean a contract between a Franchisee and a customer to rent Merchandise in the form approved by the Sponsor (and which may included purchase options).

         "RENTAL REVENUE" shall mean, with respect to any Borrower for any period, the gross revenues of such Borrower from rentals to the public of such Borrower's furniture inventory and rental equipment, including without limitation, all customer deposits, advance rental payments, waiver fees, late fees, delivery fees, nonsufficient funds fees, reinstatement fees, but excluding all Electronic Rental Revenues, all retail sales proceeds and sales taxes.

         "REPORTABLE EVENT" shall have the meaning assigned to such term in ERISA.

         "REQUIRED PARTICIPANTS" shall mean (x) at any time prior to termination of the Commitments, Participants holding at least 66 2/3% of the sum of (x) the aggregate Funded Participant's Interests, plus (y) the Participant's Unused Commitments, and (y) at any time on and after the termination of the Commitments, Participants holding at least 66 2/3% of the aggregate outstanding Funded Participant's Interests at such time.

         "REQUIREMENT OF LAW" for any person shall mean the articles or certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "RESPONSE PERIOD" shall mean (i) with respect to any Startup Franchise Loan, a period of seventy (70) days commencing on the day next succeeding the day on which the Sponsor receives a notice from the Servicer that a Loan Payment Default has occurred and is continuing, and (ii) with respect to any Established Franchisee Loan, a period of five (5) Business Days commencing on the day next succeeding the day on which the Sponsor receives a notice from the Servicer that a Loan Payment Default has occurred and is continuing, provided, however, that the Response Period for any Established Franchisee Loan shall automatically extend by an additional 60 days if the Sponsor assumes operation of the stores operated by the Defaulted Borrower during the initial five (5) Business Day Response Period; provided, further, no Response Period for any Loan shall extend beyond the Final Termination Date.

         "RESPONSIBLE OFFICER" shall mean any of the president, the chief executive officer, the chief operating officer, the chief financial officer, the treasurer, the controller or a vice president of the Sponsor or such other representative of the Sponsor as may be designated in writing by any one of the foregoing with the consent of the Servicer; and, with respect to the financial covenants only, the chief financial officer, the treasurer or the controller of the Sponsor.

         "RESTRICTED PAYMENT" shall have the meaning given to such term in
Section 8.5.

         "REUTERS SCREEN" shall mean, when used in connection with any designated page and LIBOR, the display page so designated on the Reuters Monitor Money Rates Service (or such other page as may replace that page on that service for the purpose of displaying rates comparable to LIBOR).

         "REVOLVING CREDIT AGREEMENT" shall mean that certain Revolving Credit Agreement, dated as of the date hereof, by and among Sponsor, SunTrust, individually and as administrative agent, and the other lenders named therein, as amended, restated, modified or supplemented from time to time.

         "REVOLVING CREDIT DOCUMENTS" shall mean, collectively, the Revolving Credit Agreement and any and all other instruments, agreements, documents and writings executed in connection with the foregoing.

         "S&P" shall mean Standard & Poor's

         "SERVICING AGREEMENT" shall mean that certain Servicing Agreement, dated as of the date hereof, by and between the Sponsor and the Servicer, as amended, restated, supplemented or otherwise modified from time to time.

         "SERVICING FEE" shall mean the fee payable to the Servicer pursuant to the terms of the Servicing Agreement.

         "SERVICER" shall mean SunTrust Bank and its successors and assigns.

         "SOUTHTRUST LOAN FACILITY AGREEMENT" means that certain Loan Facility Agreement and Guaranty dated as of August 31, 2000, by and between the Sponsor and SouthTrust Bank, as amended, restated, supplemented or otherwise modified from time to time.

         "SPONSOR'S FEE" shall have the meaning set forth in the Servicing Agreement.

         "SPOUSAL CONSENT" shall mean any agreement provided by the spouse of any Person executing a Guaranty to the extent such spouse has not personally executed a Guaranty, to be substantially in the form provided by the Servicer.

         "STARTUP FRANCHISEE BORROWER" shall mean a Franchisee who is primarily liable for repayment of a Startup Franchisee Loan as a result of having executed Loan Documents as maker, or its permitted assignee.

         "STARTUP FRANCHISEE COMMITMENT" shall have the meaning set forth in
Section 2.1(a).

         "STARTUP FRANCHISEE LOAN" shall mean the aggregate Advances made to a Startup Franchisee Borrower under its Startup Franchisee Loan Commitment.

         "STARTUP FRANCHISEE LOAN AGREEMENT" shall mean a Line of Credit and Security Agreement setting forth the terms and conditions, as between a Startup Franchisee Borrower and the Servicer, under which the Servicer has established a Startup Franchisee Loan Commitment to make Advances to the Startup Franchisee Borrower, substantially in the form of Exhibit E, with such changes as the Sponsor and the Servicer shall agree to, subject to Section 3.1(b); provided, however, that any Startup Franchisee Loan Agreement executed prior to the Effective Date shall be substantially in the form required under the Existing Loan Facility Agreement.

         "STARTUP FRANCHISEE LOAN COMMITMENT" shall mean a commitment to make Startup Franchisee Loans extended to a Startup Franchisee Borrower pursuant to a Startup Franchisee Loan Agreement.

         "STARTUP FRANCHISEE MASTER NOTE" shall mean that certain Master Note, executed by a Startup Franchisee Borrower in favor of the Servicer, evidencing such Startup Franchisee Borrower's obligation to repay all Advances made to it pursuant to a Startup Franchisee Loan Commitment, substantially in the form of Exhibit A to the Startup Franchisee Loan Agreement, with such changes as the Sponsor and the Servicer shall agree to, subject to Section 3.1(b); provided, however, that any Startup Franchisee Master Note executed prior to the Effective Date shall be substantially in the form required under the Existing Facility Agreement.

         "STORE OPENING INFORMATION SHEET" shall have the meaning assigned to such term in the Servicing Agreement.

         "SUBORDINATED DEBT" shall have the meaning set forth in Section 10.7.

         "SUBSIDIARY" shall mean, with respect to any Person (the "PARENT"), any corporation, partnership, joint venture, limited liability company, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, partnership, joint venture, limited liability company, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power, or in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless otherwise indicated, all references to "Subsidiary" hereunder shall mean a Subsidiary of the Sponsor.

         "SWING LINE ADVANCES" shall have the meaning set forth in Section 2.3.

         "SYNTHETIC LEASE DOCUMENTS" shall mean, collectively, the Master Agreement, dated as of September 30, 1996, among the Sponsor, SunTrust Banks, Inc., as lessor (the "Lessor"), SunTrust Bank and SouthTrust Bank of Georgia, N.A., as lenders, and SunTrust Bank, as agent, the Lease Agreement, dated as of September 30, 1996, between the Lessor and the Sponsor and any supplements thereto, the Construction Agency Agreement, dated as of September 30, 1996, among the Lessor and the Sponsor, the Guaranty, dated as of September 30, 1996, executed by the Sponsor in favor of the Funding Parties (as defined therein), and any and all Security Agreements and Assignments (Construction Contract, Architect's Agreement, Permits, Licenses and Governmental Approvals, and Plans and Specifications and Drawings) executed from time to time by the Sponsor in favor of the Lessor, and any modifications of or replacements for any or all of the foregoing.

         "TAXES" shall mean any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

         "TOTAL ADJUSTED DEBT TO TOTAL ADJUSTED CAPITAL RATIO" shall mean, at any date of determination, the ratio of (a) Consolidated Total Adjusted Debt as of such date to (b) Consolidated Total Adjusted Capital as of such date.

         "TOTAL DEBT TO EBITDA RATIO" shall mean, at any date of determination, the ratio of (a) Consolidated Total Debt as of such date to (b) Consolidated EBITDA for the four consecutive fiscal quarters of the Sponsor ending on such date.

         "TRANSACTION DOCUMENTS" shall mean, collectively, the Operative Documents and the Revolving Credit Documents.

         "UNMATURED CREDIT EVENT" shall mean any condition or event which, with notice or the passage of time or both, would constitute a Credit Event.

         "WIND-DOWN EVENT" shall mean the event that the Commitments are not extended for any reason and the Commitment Termination Date occurs.

         "WITHDRAWAL LIABILITY" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

                  SECTION 1.2. ACCOUNTING TERMS AND DETERMINATION. Unless otherwise defined or specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP as in effect from time to time, applied on a basis consistent with the most recent audited consolidated financial statement of the Sponsor delivered pursuant to Section 6.1(a); provided, that if the Sponsor notifies the Servicer that the Sponsor wishes to amend any covenant in Article VII to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Servicer notifies the Sponsor that the Required Participants wish to amend Article VII for such purpose), then the Sponsor's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Sponsor and the Required Participants.

                  SECTION 1.3. Other Definitional Terms. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, Schedule, Exhibit and like references are to this Agreement unless otherwise specified.

                  SECTION 1.4. Exhibits and Schedules. All Exhibits and Schedules attached hereto are by reference made a part hereof.

                                   ARTICLE II
                                  LOAN FACILITY


                  SECTION 2.1. Establishment of Commitments; Terms of Loans.

                  (a) Startup Franchisee Commitment. Subject to and upon the terms and conditions set forth in this Agreement and the other Operative Documents, and in reliance upon the guaranty and other obligations of the Sponsor set forth herein, the Servicer hereby establishes a commitment to the Sponsor to establish Startup Franchisee Loan Commitments and to make Advances thereunder to such Startup Franchisee Borrowers as may be designated by the Sponsor in its Funding Approval Notices during a period commencing on the date hereof and ending on March 29, 2002 (as such period may be extended for one or more subsequent 364-day periods pursuant to Section 2.8, the "COMMITMENT TERMINATION DATE") in an aggregate committed amount at any one time outstanding not to exceed NINETY MILLION AND NO/100 DOLLARS ($90,000,000) (the "STARTUP FRANCHISEE COMMITMENT"); provided that, notwithstanding any provision of this Agreement to the contrary, at no time shall the sum of aggregate committed amounts of all Loan Commitments outstanding pursuant to the Commitments, or, following the termination of any such Loan Commitment, Advances outstanding thereunder, exceed the Maximum Commitment Amount.

                  (b) Established Franchisee Commitment. Subject to and upon the terms and conditions set forth in this Agreement and the other Operative Documents, and in reliance upon the guaranty and other obligations of the Sponsor set forth herein, the Servicer hereby establishes a commitment to the Sponsor to establish Established Franchisee Loan Commitments and to make Advances thereunder to such Established Franchisees as may be designated by the Sponsor in its Funding Approval Notices during a period commencing on the date hereof and ending on the Commitment Termination Date in an aggregate committed amount at any one time outstanding not to exceed NINETY MILLION AND NO/100 DOLLARS ($90,000,000) (the "ESTABLISHED FRANCHISEE COMMITMENT"); provided that, notwithstanding any provision of this Agreement to the contrary, at no time shall the sum of aggregate committed amounts of all Loan Commitments outstanding pursuant to the Commitments, or, following the termination of any such Loan Commitment, Advances outstanding thereunder, exceed the Maximum Commitment Amount.

                  (c) Authorization of Loan Commitments Pursuant to Startup Franchisee Commitment; Loan Terms. Within the limits of the Startup Franchisee Commitment and in accordance with the procedures set forth in this Agreement and the Servicing Agreement, the

Sponsor may authorize the Servicer to establish a Startup Franchisee Loan Commitment pursuant to the Startup Franchisee Commitment in favor of a Franchisee who meets the credit criteria established by the Sponsor. The amount of each Startup Franchisee Loan Commitment shall be determined by the Sponsor but shall not be less than $100,000 for any Franchisee. Pursuant to the Startup Franchisee Loan Commitment, the Servicer shall agree to make Advances to the Startup Franchisee Borrower thereunder. Each Startup Franchisee Loan shall bear interest at the Borrower Rate designated by Sponsor in the applicable Funding Approval Notice, and interest shall be payable on each Payment Date and on the Maturity Date of such Startup Franchisee Loan when all principal and interest shall be due and payable in full. Each Startup Franchisee Loan may be prepaid in full or in part on any Business Day, without premium or penalty. The Loan Term of each Startup Franchisee Loan Commitment shall be, initially, one year, but shall automatically renew unless terminated by ninety (90) days' prior written notice by Servicer to the Startup Franchisee Borrower prior to the first anniversary date and may thereafter be terminated at any time by Servicer upon ninety (90) days' prior written notice by Servicer to the Startup Franchisee Borrower; provided that the amounts outstanding thereunder shall be allowed to term out over the Amortization Period as provided below. The proceeds of each Advance made pursuant to the Startup Franchisee Loan Commitments shall be used solely to purchase inventory, and to the extent permitted by Sponsor, to pay state sales and use taxes and freight charges. At the end of each month, the aggregate Advances (other than Electronic Equipment Advances) made to each Startup Franchisee Borrower during such month (net of any prepayments during such month other than Electronic Equipment Asset Disposition proceeds to the extent applied to offset Electronic Equipment Advances as provided below) shall be amortized (in accordance with a straight-line amortization schedule) over the Amortization Period. At the end of the month, the aggregate Electronic Equipment Advances made to each Startup Franchisee Borrower during such month (net of proceeds of Electronic Equipment Asset Dispositions received during such month) shall be amortized (in accordance with a straight-line amortization schedule) over the Amortization Period. In the event that the Startup Franchisee Loan Commitment of any Startup Franchisee Borrower is terminated by the Servicer as provided above, such Startup Franchisee Borrower shall, notwithstanding the other provisions of this Section 2.1(c), amortize all outstanding Advances over the Amortization Period (in accordance with a straight-line amortization schedule), with all Electronic Equipment Advances due and payable in full no later than 18 months after termination. In the event that the Startup Franchisee Borrower terminates the Startup Franchisee Loan Commitment, all amounts advanced to such Startup Franchisee Borrower shall be due and payable in full on the termination date, together with all accrued and unpaid interest thereon. Each Startup Franchisee Borrower shall agree to pay a commitment fee on its unused Startup Franchisee Loan Commitment in an amount to be determined by the Sponsor but in any event not to exceed 1.00% per annum, such commitment fee to be paid quarterly, in arrears.

                  (d) Authorization of Loan Commitments Pursuant to Established Franchisee Commitment; Loan Terms. Within the limits of the Established Franchisee Commitment and in accordance with the procedures set forth in this Agreement and the Servicing Agreement, the Sponsor may authorize the Servicer to establish an Established Franchisee Loan Commitment pursuant to the Established Franchisee Commitment in favor of an Established Franchisee who meets the credit criteria established by the Sponsor. The amount of each Established Franchisee Loan Commitment shall be determined by the Sponsor, but shall not be less than $100,000. Pursuant to the Established Franchisee Loan Commitment, the Servicer shall agree to make Advances to the Established Franchisee Borrower thereunder. Each Established Franchisee Loan shall bear interest at the Borrower Rate designated by Sponsor in the applicable Funding Approval Notice, and interest shall be payable on each Payment Date and on the Maturity Date of such Established Franchisee Loan when all principal and interest shall be due and payable in full. Each Established Franchisee Loan may be prepaid in full or in part on any Business Day, without premium or penalty. The Loan Term of each Established Franchisee Loan shall not exceed four years. The proceeds of each Advance made pursuant to the Established Franchisee Loan Commitments shall be used for general corporate purposes. Each Established Franchisee Borrower shall agree to pay a commitment fee on the unused Established Franchisee Loan Commitment in an amount to be determined by the Sponsor but in any event not to exceed 1.00% per annum, such commitment fee to be paid quarterly, in arrears. At no time, except as otherwise provided in the form of Established Franchisee Loan Agreement, shall the aggregate outstanding principal amount of any and all Established Franchisee Loans made to any Borrower exceed the Established Franchisee Borrowing Base of such Borrower as in effect at such time.

                  (e) Conditions to Obligation of Servicer to Establish Loan Commitments. Servicer's obligation to establish each Loan Commitment under the Operative Documents is subject to the fulfillment of the following conditions as of the Closing Date of such Loan:

                  (i) this Agreement and each of the other Operative Documents shall be in full force and effect;

                  (ii) the representations and warranties of the Sponsor contained in Article 5 shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the Closing Date of such Loan;

                  (iii) the Servicer shall have received from the Sponsor a Funding Approval Notice authorizing such Loan Commitment and a Store Opening Information Sheet;

                  (iv) all conditions precedent to the Loan Commitment specified in the Servicing Agreement, together with such additional conditions precedent as may, at Sponsor's election, be included in the applicable Funding Approval Notice, shall have been completed to the Servicer's reasonable satisfaction; and

                  (v) no Credit Event, Unmatured Credit Event, Change of Control or Wind-Down Event shall have occurred and be continuing.

                  SECTION 2.2. Conveyance of Participant's Interest.

                  (a) The Servicer hereby sells, assigns, transfers and conveys to the Participants, without recourse or warranty, and each Participant hereby purchases from the Servicer, an undivided percentage ownership interest (which percentage shall be equal to each Participant's Pro Rata Share) in (i) the Commitments, (ii) the Loan Commitments, including, without limitation, the Existing Loan Commitments, (iii) the Loans, including, without limitation, the Existing Loans, (iv) the Collateral, (v) all rights against any guarantor of any Loan, including the Sponsor, (vi) the Loan Documents, (vii) all rights pursuant to the Guaranty Agreement and (viii) all right, title and interest to any payment or right to receive payment with respect to the foregoing (collectively, the "PARTICIPANT'S INTEREST"). Notwithstanding the foregoing, each Participant's right to receive payments of interest, commitments fees or other fees with respect to the Commitment, the Loan Commitments and the Loans shall not exceed the amounts which such Participant is entitled to receive pursuant to the terms of this Agreement.

                  (b) In consideration of the entry by each Participant into this Agreement and the obligation of each Participant hereunder, the Servicer shall issue to each Participant on the Closing Date, a Participation Certificate. Each Participation Certificate shall be in an amount equal to the relevant Participant's Participating Commitment Amount, and the Funded Participant's Interest outstanding thereunder shall bear interest as hereinafter set forth and shall be payable as hereinafter set forth.

                  (c) In accordance with the terms and conditions hereof, and in consideration of the sale of the Participant's Interest to such Participant, each Participant severally agrees from time to time, during the period commencing on the Effective Date and ending on the Final Termination Date, to fund its Pro Rata Share of outstanding Loans made by the Servicer to the Borrowers in accordance with the terms hereof in an aggregate amount at any one outstanding not to exceed such Participant's Participating Commitment Amount (subject to each Participant's obligations pursuant to Section 2.3(d)).

                  SECTION 2.3. Funding of Advances; Swing Line; Funding of Participant's Interest in Loans.

                  (a) Funding of Advances. The Servicer shall fund Advances requested by the Borrowers in accordance with the terms of the applicable Loan Documents and the Servicing Agreement. On the date of any such funding, the Servicer shall elect whether or not to require the Participants to fund their respective Pro Rata Share of the Advances to be made on such date. In the event that the Servicer elects not to require the Participants to fund their Pro Rata Share of the Advances to be made on such date, the Servicer shall make such Advances (each, a "SWING LINE ADVANCE") to the Borrowers for the account of the Servicer; provided that the aggregate amount of Swing Line Advances outstanding on any date shall not exceed $8,000,000 and further provided the sum of (x) the aggregate outstanding Swing Line Advances plus (y) the aggregate outstanding Funded Participant's Interests (exclusive of the Swing Line Advances) shall not exceed the Maximum Commitment Amount. If (i) any Credit Event, Change of Control or Wind-Down Event shall have occurred, (ii) after giving effect to any requested Advance, the aggregate Swing Line Advances outstanding hereunder would exceed $8,000,000, or
(iii) the Servicer otherwise determines in its sole discretion to request a Participant Funding hereunder, then the Servicer shall notify the Participants pursuant to subsection (b) requesting a Participant Funding.


                  (b) Notification of Participant Funding. In the event that the Servicer desires that the Participants fund their respective Pro Rata Shares of Advances or Loans made or outstanding pursuant to the Loan Documents, the Servicer shall deliver written or telecopy notice to the Participants (or telephonic notice promptly confirmed in writing or by telecopy) (a "PARTICIPANT FUNDING REQUEST") by no later than 10:00 a.m. (Atlanta, Georgia time) on the date which is the requested date of the Participant Funding which shall specify
(x) the date of the Participant Funding, which shall be a Business Day, and (y) each Participant's Pro Rata Share of the Advances or Loans outstanding to be funded in connection with such Participant Funding.

                  (c) Each Participant shall make available its Pro Rata Share of the requested Participant Funding on the proposed date thereof by wire transfer of immediately available funds to the Servicer in Atlanta, Georgia by not later than 2:00 P.M. (Atlanta, Georgia time). Unless the Servicer shall have received notice from a Participant prior to the date of any Participant Funding that such Participant will not make available to the Servicer such Participant's Pro Rata Share of such Participant Funding, the Servicer may assume that the Participant has made such portion available to the Servicer on the date of such Participant Funding in accordance with this subsection (c) and the Servicer may, in reliance on such assumption, make available to the Borrowers a corresponding amount or credit the same to Swing Line Advances. If and to the extent that such Participant shall not have made such portion available to the Servicer, such Participant and the Sponsor shall severally agree to repay the Servicer forthwith (on demand in the case of the Participant and within three (3) days of such demand in the case of the Sponsor), without duplication, such amount with interest at the Federal Funds Rate plus 2% per annum and, until such time as such Participant has repaid to the Servicer such amount, such Participant shall
(i) have no right to vote regarding any issue on which voting is required or advisable under this Agreement or the other Operative Documents, and (ii) shall not be entitled to receive any payments of interest, fees or repayment of the principal amount of such Advance or Loan which the Participant has failed to pay to the Servicer. If such Participant shall repay to the Servicer such amount, then such amount shall constitute part of such Participant's Funded Participant's Interest.

                  (d) Each Participant's obligations to fund its Pro Rata Share of any requested Participant Funding shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense, or other right which such Participant may have against the Servicer, the Sponsor, any Borrower or any other Person for any reason whatsoever, (ii) the occurrence of any Credit Event, Unmatured Credit Event, Change of Control or Wind-Down Event, (iii) the occurrence of any Loan Default or any other "event of default" under any Loan Documents, (iv) any adverse change in the condition (financial or otherwise) of the Sponsor, any other Credit Party or any Borrower, (v) the acceleration or maturity of any Loan or the Sponsor's obligations hereunder or the termination of the Commitments, Loan Commitments or the Participating Commitments after the making of any Swing Line Advance, (vi) any breach of this Agreement by the Sponsor or any other Participant, or (vii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

                  (e) Notwithstanding the foregoing provisions of this Section 2.3, no Participant shall be required to fund its Pro Rata Share of any requested Participant Funding for purposes of refunding a Swing Line Advance pursuant to subsection (d) above if a Loan Default with respect to the relevant Loan has occurred and is continuing and, prior to the making by the Servicer of such Swing Line Advance, the Servicer had received written notice from Sponsor, the relevant Borrower or any Participant specifying that such Loan Default had occurred and was continuing (and identifying the same as a Loan Default, as the case may be) which has not been cured or waived; provided that, in the case of a Loan Default arising from an Unmatured Credit Event or Credit Event where the Participants are not pursuing remedies, the Participants will be obligated to fund their respective Pro Rata Shares of Swing Line Advances.

                  SECTION 2.4. Commitment Fees.

                  (a) Each Participant will receive, from amounts paid by the Borrowers under the Loan Documents and the Sponsor under the Operative Documents, a commitment fee (the "COMMITMENT FEE") equal to the average daily amount of its Participant's Unused Commitment for the period commencing on the Effective Date and ending on the Final Termination Date, or such earlier date as the Participating Commitment shall expire or terminate, multiplied by the Applicable Percentage per annum, such Commitment Fee to be payable in arrears on each third Payment Date (a "QUARTERLY DATE"), commencing on March 31, 2001, for the preceding Payment Period, calculated on the basis of a 360-day year and the actual number of days elapsed.

                  (b) All Commitment Fees shall be paid on the dates due, in immediately available funds, to the Participants by the Servicer from amounts received from the Borrowers and Sponsor.

                  (c) In the event that the commitment fees received by the Servicer from the Borrowers and the Sponsor are not sufficient on any Quarterly Date to pay the Commitment Fees to the Participants required pursuant hereto, the Sponsor shall, upon demand of the Servicer, immediately fund such difference to the Servicer (with such payment allocated to specific Loan Payment Defaults as agreed by Sponsor and Servicer, if applicable) and either, at the election of the Sponsor, (x) the Sponsor shall be reimbursed by the Servicer upon receipt of such amount from a Borrower, (y) the Loan Indebtedness shall be deemed to be reduced by such amount for purposes of a repayment or purchase of such Defaulted Loan by Sponsor in accordance with the terms of this Agreement or (z) if elected by Sponsor and if such amount is sufficient to cure any

Loan Payment Default such amount shall be deemed to have satisfied Sponsor's obligation to cure such Loan Payment Default hereunder.

                  SECTION 2.5. Interest on Funded Participant's Interest.

                  (a) Funded Startup Franchisee Participant's Interest. Subject to the provisions of Section 2.6, each Participant's Funded Startup Franchisee Participant's Interest shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at rate per annum equal to the Adjusted LIBO Rate for the Payment Period in which such Funded Startup Franchisee Participant's Interest is outstanding (with the Adjusted LIBO Rate applicable to all amounts outstanding during any Payment Period being automatically reset on the first day of each Payment Period regardless of the date of any Participant Funding hereunder) plus the Applicable Startup Margin then in effect.

                  (b) Funded Established Franchisee Participant's Interest. Subject to the provisions of Section 2.6, each Participant's Funded Established Franchisee Participant's Interest shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at rate per annum equal to the Adjusted LIBO Rate for the Payment Period in which such Funded Established Franchisee Participant's Interest is outstanding (with the Adjusted LIBO Rate applicable to all amounts outstanding during any Payment Period being automatically reset on the first day of each Payment Period regardless of the date of any Participant Funding hereunder) plus the Applicable Established Margin then in effect.

                  (c) Payment of Interest. Interest on each Participant's Funded Participant's Interest shall be payable by the Servicer to the Participants on each Payment Date from interest payments received on the Loans under such Facility on such Payment Date for the preceding Payment Period and from other amounts received from the Sponsor.

                  (d) Sponsor's Obligation. In the event that the interest received by the Servicer from the Borrowers on any Payment Date is not sufficient to pay the interest to the Participants required pursuant hereto, the Sponsor shall, upon demand of the Servicer, immediately fund such difference to the Servicer (with such payment allocated to specific Loan Payment Defaults as agreed by Sponsor and Servicer) and if such shortfall results from Loan Payment Defaults rather than interest rate variances, either, at the election of the Sponsor, (x) the Sponsor shall be reimbursed by the Servicer upon receipt of such amount from the applicable Borrower, (y) the Loan Indebtedness of such Borrower shall be deemed to be reduced by such amount for purposes of a repayment or purchase of such Defaulted Loan by Sponsor in accordance with the terms of this Agreement or (z) if elected by Sponsor and if such amount is sufficient to cure any Loan Payment Default, such amount shall be deemed to have satisfied Sponsor's obligation to cure such Loan Payment Default hereunder.

                  (e) In the event that LIBOR is not determinable by the Bank or it becomes impossible or illegal for the Bank to determine the Funded Participants Interest based upon LIBOR, the parties agree that in such event the Funded Participants Interest shall bear interest at a rate per annum equal to the Prime Rate plus a mutually agreed upon spread based upon current market conditions.

                  SECTION 2.6. Default Interest. If any amount payable to the Servicer or the Participants by the Sponsor under the Operative Documents is not paid on the date due hereunder, such amount shall bear interest (to the extent permitted by law) for each day from such date up to (but not including) the date of actual payment (after as well as before judgment) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the rate set forth in Section 2.5 for each Facility plus an additional two percent (2.0%) per annum.

                  SECTION 2.7. Voluntary Reduction of the Unutilized Commitment. Upon at least three (3) Business Days' prior telephonic notice (promptly confirmed in writing) to the Servicer, Sponsor shall have the right, without premium or penalty, to terminate the Commitments, in part or in whole, provided that (i) any such termination shall apply to proportionately and permanently reduce each Facility, (ii) any such termination shall apply to proportionately and permanently reduce the Participating Commitments of each of the Participants, (ii) any partial termination pursuant to this Section 2.7 shall be in an amount of at least $5,000,000 and integral multiples of $1,000,000, and
(iii) the Commitments may not be reduced if, as a result thereof, the amount of either Facility is less than the aggregate sum of all outstanding Loan Commitments pursuant to such Facility.

                  SECTION 2.8. Extension of Commitments.

                  (a) The Sponsor may, by written notice to the Servicer (which shall promptly deliver a copy to each of the Participants), given not more than sixty (60) days prior to any anniversary of the date of this Agreement while the Commitments are effect, request that the Participants extend the then scheduled Commitment Termination Date (the "EXISTING DATE") for an additional 364-day period. Each Participant shall, by notice to the Sponsor and the Servicer given within fifteen (15) Business Days after receipt of such request, advise the Sponsor and the Servicer whether or not such Participant consents to the extension request (and any Participant which does not respond during such 15-day period shall be deemed to have advised the Sponsor and the Servicer that it will not agree to such extension).

                  (b) In the event that, on the 15th Business Day after receipt of the notice delivered pursuant to subsection (a) above, all of the Participants shall have agreed to extend their respective Participating Commitments, the Commitment Termination Date shall be deemed to have been extended, effective as of the Existing Date, to the date which is 364 days thereafter.

                  (c) In the event that, on the 15th Business Day after receipt of the notice delivered pursuant to subsection (a) above, all of the Participants shall not have agreed to extend their respective Participating Commitments, the Sponsor and the Servicer shall notify the consenting Participants ("CONSENTING PARTICIPANTS") of the aggregate Participating Commitment Amounts of the non-extending Participants ("NON-CONSENTING PARTICIPANTS") and such

Consenting Participants shall, by notice to the Sponsor and the Servicer given within ten (10) Business Days after receipt of such notice, advise the Servicer and Sponsor whether or not such Participant wishes to purchase all or a portion of the Participating Commitments of the Non-Consenting Participants (and any Participant which does not respond during such 10-Business Day period shall be deemed to have rejected such offer). In the event that more than one Consenting Participant agrees to purchase all or a portion of such Participating Commitments, the Sponsor and the Servicer shall allocate such Participating Commitments among such Consenting Participants so as to preserve, to the extent possible, the relative pro rata shares of the Consenting Participants of the Participating Commitments prior to such extension request. If Consenting Participants do not elect to assume all of the Participating Commitments of the Non-Consenting Participants, the Sponsor shall have the right, subject to the terms and conditions of Section 15.6, to arrange for one or more banks (any such bank being called a "NEW PARTICIPANT") to purchase the Participating Commitment of any Non-Consenting Participant. Each Non-Consenting Participant shall assign its Participating Commitment and its Participant's Interest outstanding hereunder to the Consenting Participant or New Participant purchasing such Participating Commitment in accordance with Section 15.6, in return for payment in full of all principal, interest and other amounts owing to such Non-Consenting Participant hereunder, on or before the Existing Date and, as of the effective date of such assignment, shall no longer be a party hereto, provided that each New Participant shall be subject to the approval of the Servicer (which approval shall not be unreasonably withheld). If (and only if) Participants (including New Participants) holding Participating Commitments representing at least an amount equal to the greater of (x) the sum of all outstanding Loan Commitments under both Facilities and (y) 66 2/3 % of the aggregate Participating Commitments on the date of such extension request shall have agreed to such extension by the Existing Date (the "Continuing Participants"), then (i) the Commitment Termination Date shall be extended for an additional 364-day period and (ii) the Participating Commitment of any Non-Consenting Participant which has not been assigned to a Consenting Participant or a New Participant shall terminate (with the result that the amount of the Commitments shall be decreased proportionately by the amount of such Participating Commitment), and all amounts owing to such Non-Consenting Participant, together with all interest accrued thereon and all other amounts owed to such Non-Consenting Participant hereunder, shall be reallocated to the remaining Participating Commitments on the Existing Date applicable to such Participant without giving effect to any extension of the Commitment Termination Date.

                  SECTION 2.9.  Wind-Down Events.

                  (a) In the event a Wind Down Event occurs, then (x) the Sponsor shall not have the right to request that any further Loan Commitments be established, and (y) the Servicer shall, within a reasonable period of time and in any event no later than thirty (30) days after the Commitment Termination Date, give notice to each of the Startup Franchisee Borrowers terminating the Startup Franchisee Loan Commitments as of the date which is ninety (90) days after delivery of such notice, subject, in each case, to the right of the Startup Franchisee Borrowers to term out the amounts outstanding under their Loan Commitments as set forth in

Section 2.1(c); provided, however, that the occurrence of such Wind-Down Event shall not affect the obligation of (i) the Servicer to make Advances pursuant to existing Startup Franchisee Loan Commitments, except to the extent that the Startup Franchisee Loan Commitments are terminated pursuant to clause (y) above,
(ii) the Participants to fund their Participant's Interest as provided herein, except to the extent that the Startup Franchisee Loan Commitments are terminated pursuant to clause (y) above or (iii) the Credit Parties under the Operative Documents.

                  (b) In the event that a Wind Down Event occurs, then the Sponsor shall not have the right to request that any further Established Franchisee Loan Commitments be established; provided, however, that the occurrence of such Wind-Down Event shall not affect the obligation of (x) the Servicer to make Advances pursuant to existing Established Franchisee Loan Commitments, (y) the Participants to fund their Participant's Interest as provided herein, or (z) the Credit Parties under the Operative Documents.

                  SECTION 2.10. Reserve Requirements; Change in Circumstances; Change in Lending Offices.

                  (a) Notwithstanding any other provision herein, if, by reason of (i) after the date hereof, the introduction of or any change (including any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation, or (ii) the compliance with any guideline or request from any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having the force of law), any reserve (including any imposed by the Federal Reserve Board), special deposit or similar requirement (including a reserve, special deposit or similar requirement that takes the form of a tax) against assets of, deposits with or for the account of, or credit extended by, any Participant's office through which it funds its obligations hereunder shall be imposed or deemed applicable or any other condition affecting its obligation to make or maintain its Funded Participant's Interest at a rate based upon the Adjusted LIBO Rate shall be imposed on any Participant or its office through which it funds its obligations hereunder or the interbank Eurodollar market; and as a result thereof there shall be any increase in the cost to such Participant of agreeing to make or making, funding or maintaining funds its obligations hereunder (except to the extent already included in the determination of the applicable Adjusted LIBO Rate), or there shall be a reduction in the amount received or receivable by that Participant or its office through which it funds its obligations hereunder, then the Sponsor shall from time to time, upon written notice from and demand by the Participant (with a copy of such notice and demand to the Servicer), pay to the Servicer for the account of that Participant within five Business Days after the date specified in such notice and demand, additional amounts sufficient to indemnify that Participant against such increased cost. A certificate as to the amount of such increased cost submitted to the Sponsor and the Servicer by that Participant, shall, except for manifest error, be final, conclusive and binding for all purposes.

                  (b) If while the Commitments or any Loan Commitments are outstanding, any Participant (including any the Servicer) determines that the adoption of any law, rule or regulation regarding capital adequacy or capital maintenance, or any change in any of the foregoing or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Participant (or any lending office of such Participant) or any Participant's holding company with any request or directive regarding capital adequacy or capital maintenance (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Participant's capital or on the capital of such Participant's holding company, if any, as a consequence of this Agreement, the Loan Documents or the purchases made by such Participant pursuant hereto to a level below that which such Participant or such Participant's holding company could have achieved but for such adoption, change or compliance (taking into consideration such Participant's policies and the policies of such Participant's holding company with respect to capital adequacy) by an amount reasonably deemed by such Participant to be material, then from time to time, within 15 days after written demand by such Participant, the Sponsor pay to such Participant such additional amount or amounts as will compensate such Participant or such Participant's holding company for such reduction. A certificate as to the amount of any such additional amount or amounts, submitted to the Sponsor and the Servicer by such Participant, shall, except for manifest error, be final, conclusive and binding for all purposes.

                  (c) Each Participant agrees that, if requested by the Sponsor, it will use reasonable efforts (subject to overall policy considerations of such Participant) to designate an alternate lending office with respect to any of its Funded Participant's Interest affected by the matters or circumstances described above to reduce the liability of the Sponsor or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Participant as determined by such Participant, which determination if made in good faith, shall be conclusive and binding on all parties hereto. Nothing in this Section 2.10(c) shall affect or postpone any of the obligations of the Sponsor or any right of any Participant provided hereunder.

                  SECTION 2.11. Pro Rata Treatment. Subject to the application of payments pursuant to Article 3 and except as specifically provided therein, each payment of principal of any Funded Participant's Interest, each payment of interest with respect to the Funded Participant's Interest, each payment of the Commitment Fees and each reduction of the Commitments shall be allocated pro rata among the Participants in accordance with their respective applicable Pro Rata Share of the applicable Facility or Commitments, as appropriate. Each Participant agrees that in computing such Participant's portion of any Funded Participant's Interest to be made hereunder, the Servicer may, in its discretion, round each Participant's percentage of such Participant Funding Request to the next higher or lower whole dollar amount.

                  SECTION 2.12. Payments.

                  (a) The Sponsor shall make each payment required to be made by Sponsor hereunder and under any other Operative Document to any Participant or the Servicer not later than 1:00 p.m. (Atlanta, Georgia time), on the date when due in dollars to the Servicer at its offices in Atlanta, Georgia in immediately available funds.

                  (b) Whenever any payment hereunder or under any other Operative Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Commitment Fees, if applicable.

                  SECTION 2.13. Sharing of Setoffs. Each Participant agrees that if it shall, in accordance with applicable law, through the exercise of a right of banker's lien, setoff or counterclaim against the Sponsor or any Borrower, or pursuant to a secured claim under Section 506 or Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by the Participant under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Funded Participant's Interest under this Agreement as a result of which the unpaid principal portion of its Funded Participant's Interest shall be proportionately less than the unpaid principal portion of the Funded Participant's Interest of any other Participant, it shall be deemed simultaneously to have purchased from such other Participant at face value, and shall promptly pay to such other Participant the purchase price for, a participation in the Funded Participant's Interest of such other Participant, so that the aggregate unpaid principal amount of the Funded Participant's Interest and participations in Funded Participant's Interests held by each Participant shall be in the same proportion to the aggregate unpaid principal amount of all Funded Participant's Interests then outstanding as the principal amount of its Purchases prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of all Funded Participant's Interests outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided, however, that, if any such purchase or purchases or adjustments shall be made pursuant to this Section and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. The Servicer and each Participant hereby further agrees that any set-off amount received with respect to any Borrower, the Sponsor or any Guarantor shall first be applied to amounts outstanding under the Franchisee Loan Program prior to application to any other obligations of any such Person to the Servicer or such Participant. The Sponsor expressly consents to the foregoing arrangements and agrees, to the extent permitted by applicable law, that any Participant holding a Funded Participant's Interest or a participation in a Funded Participant's Interest deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Sponsor to such Participant by reason thereof.

                                  ARTICLE III
           SERVICER'S SERVICING OBLIGATIONS; DISTRIBUTION OF PAYMENTS


                  SECTION 3.1. Servicer's Obligations with Respect to Loans; Collateral; Non-Recourse.

                  (a) The Servicer shall, for itself and the benefit of all of the Participants and the Sponsor, (i) document, close, manage, administer and collect the Loans in accordance with the terms of this Agreement and the Servicing Agreement and exercise all discretionary powers involved in such management, administration and collection and (ii) shall distribute the funds received with respect to the Loans and from the Sponsor in accordance with the terms of this Agreement. The Servicer agrees that it will exercise the same care in administering the Loans as it exercises with respect to loans of similar size and type and in accordance with the terms of the Servicing Agreement and Section
10.13 hereto.

                  (b) The forms of Loan Agreement and Master Note used by the Servicer as documentation for each Loan on and after the Effective Date shall be substantially in the forms attached hereto. The Sponsor shall have the right to direct the Servicer to make modifications to such forms and amendments thereto from time but the Sponsor may not direct the Servicer to revise or amend such forms so as to be inconsistent with the terms of Section 2.1 (c) and (d).

                  (c) Notwithstanding anything in this Agreement to the contrary, each of the Participants acknowledges and agrees that the Servicer shall have no obligation to the Participants with respect to the obtaining or retention of any guaranties required by the Sponsor (other than to distribute any proceeds therefrom in accordance with the terms of this Article 3). The Participants acknowledge and agree that the Sponsor has the right to release or modify the terms of, or not require, any Personal Guaranty or any Spousal Consent.

                  (d) In addition, each of the Participants acknowledges and agrees that the obligations of the Servicer with respect to the Collateral shall be expressly limited to the filing of financing statements (but not fixture filings) in the locations indicated in the applicable Funding Approval Notice for each Borrower and filing continuation statements with respect thereto and taking enforcement action in accordance with Section 10.13 hereto.

                  (e) Each of the Participants acknowledges and agrees that all payments made to the Participants pursuant to this Agreement by the Servicer shall be made solely from amounts received from the Sponsor, the Borrowers and other obligors or Collateral under the applicable Loan Documents and the Servicer shall have no personal liability for any amounts payable to the Participants hereunder. Each of the Participants acknowledges and agrees that the Servicer shall be relying solely upon the Sponsor for purposes of calculating and ensuring compliance by Established Franchisee Borrowers with the Established Franchisee Borrowing Base for each Established Franchisee Loan.

                  (f) Each of the Participants acknowledges and agrees that any payments of delinquent payment fees received from the Borrowers pursuant to the Loan Agreements shall be for the sole account of the Sponsor and that the Participants shall have no right to receive such payments unless a Credit Event has occurred and is continuing; provided that, with respect to any payments received from a Borrower, such payments shall be first applied to pay all accrued but unpaid interest and principal and other fees due and owing from such Borrower before application of such payment to any delinquent payment fees.

                  (g) Each Participant hereby acknowledges and agrees that the Servicer has no ability to halt an ACH transfer upon the inputting of such transfer request by Sponsor from the Aaron's Proprietary System into the ACH system (other than the ability to retrieve ACH transfers which are sent to the wrong party or otherwise manifestly erroneous as provided in the ACH Agreement with Sponsor), and Sponsor hereby accepts full responsibility for any overadvance created by such inputting of information and shall indemnify the Servicer and the Participants therefor as provided herein.

                  SECTION 3.2.  Application of Payments.

                  (a) The Servicer and the Sponsor shall instruct each Borrower to make payments with respect to Loans and the Loan Commitments directly to the Servicer, either by mail, wire transfer or debit pursuant to an ACH Authorization.

                  (b) On each Quarterly Date, all payments of Commitment Fees shall be distributed by the Servicer to the Participants pro rata in accordance with Section 2.4, with any remainder to be applied as set forth in the Servicing Agreement.

                  (c) On each Payment Date, all payments of interest received by the Servicer from the Borrowers under each Facility and from the Sponsor pursuant to its guaranty of each Facility contained herein with respect to the Loans and not previously distributed by the Servicer, shall be applied to pay all accrued but unpaid interest on the Funded Participant's Interest under the applicable Facility pursuant to this Agreement, then to pay all accrued but unpaid Servicing Fees and then to pay the Sponsor's Fee, in accordance with the terms of the Servicing Agreement and Fee Letter.

                  (d) On any Business Day on which the Servicer shall receive any payment in respect of the principal amount of any Loan, whether from a Borrower, the Sponsor pursuant to its guaranty contained herein, or any other obligor with respect thereto, the Servicer may elect, in its sole discretion to
(i) apply such principal payment to fund any requested Advances, (ii) apply such amount to repay any outstanding Swing Line Advances, or (iii) to either (x) distribute such amount to the Participants to reduce each Participant's Funded Participant's Interest under such Facility or (y) apply such amount to SunTrust's Funded Participant's Interest under such Facility only (with the understanding that the Funded Participant's Interest of each Participant shall not be deemed to have been repaid until such amount is actually received by such Participant); provided that, in the event that the Servicer elects to apply any repayment to reduce SunTrust's

Funded Participant's Interest without a corresponding reduction of the other Participant's Funded Participant's Interest, SunTrust shall be obligated to make a payment to each Participant equal to such Participant's Pro Rata Share of such payment upon the earlier of (i) the next Payment Date and (ii) the occurrence of a Credit Event hereunder.

                  (e) If during any period when no Credit Event has occurred and is continuing, amounts received by Servicer are not capable of being allocated to any specific Loan or, in the case of amounts allocable to a specific Loan, are not sufficient to repay all obligations then due and owing with respect thereto, such amounts shall be applied by the Servicer as follows: (i) first, to the payment of Commitment Fees owing to the Participants hereunder, (ii) second, to the payment of accrued interest on the Funded Participant's Interest hereunder, pro rata between the two Facilities, (iii) third, to the payment of the Servicing Fees owing under the Servicing Agreement, (iv) fourth, to the repayment of the Funded Participant's Interests outstanding hereunder pro rata between the two Facilities, (v) fifth, to the payment of all other amounts owing to the Servicer or any Participant hereunder, and (vi) sixth, if all obligations of the Sponsor pursuant to the Operative Documents have been satisfied in full, to the Sponsor.

                  (f) During any period when a Credit Event has occurred and is continuing, any amounts received by Servicer with respect to the Loans shall be applied, after deduction of any expenses incurred in the collection of any such amounts, as follows (i) first, to the payment of any accrued and unpaid Servicing Fee, (ii) second, to each Participant in accordance with Pro Rata Share, and (iii) thereafter, to such Persons as may be legally entitled thereto.

                  (g) If not sooner repaid, all amounts due and payable to the Servicer and the Participants under the Operative Documents shall be due and payable in full on the Final Termination Date.

                  SECTION 3.3. Monthly Servicing Report. On each Payment Date, the Servicer shall telecopy to the Sponsor and each Participant a servicing report in the form of Exhibit F (the "MONTHLY SERVICING REPORT") setting forth the following information with respect the Loans:

                  (a) the aggregate principal balance of the Loans under each Facility as of the close of business on the last day of the preceding Payment Period and on such Payment Date;

                  (b) the aggregate amount of Loans repurchased by the Sponsor or amounts collected with respect to the Collateral for the Loans with respect to each Facility since the last Payment Date;

                  (c) the aggregate Loan Commitments under each Facility as of the close of business on the last Business Day of the preceding Payment Period and on such Payment Date; and

                  (d) each Loan which is past due (including the past due amount and the number of days past due) under each Facility.

                                   ARTICLE IV
                   LOAN DEFAULT; RIGHT TO MAKE GUARANTY DEMAND

                  SECTION 4.1. Notice Of Loan Default. The Servicer shall notify the Sponsor and the relevant Borrower of a Loan Payment Default within fifteen
(15) Business Days following the occurrence thereof and of any other Loan Default of which the Servicer has actual knowledge in accordance with the terms of the Servicing Agreement.

                  SECTION 4.2. Waiver or Cure By The Sponsor of Covenant Defaults and Loan Payment Defaults.

                  (a) Unless a Credit Event or an Unmatured Credit Event has occurred and is continuing, the Sponsor shall be entitled (but not obligated) to request that the Servicer waive any default by the Borrower or any Guarantor under the Loan Documents to which it is a party, other than a Loan Default or a default arising based upon the action or inaction of the Sponsor or any of its Subsidiaries, by sending to the Servicer for execution a Default Waiver Letter, which Servicer agrees to execute and mail to the appropriate Borrower if such Default Waiver Letter is in form and substance satisfactory to the Servicer.

                  (b) Notwithstanding the foregoing clause (a), unless a Credit Event or an Unmatured Credit Event has occurred and is continuing, the Sponsor shall be entitled (but not obligated) to request that the Servicer waive any Loan Payment Default (including a Loan Payment Default resulting from the failure of a Borrower to remain in compliance with the borrowing base requirements of the applicable Established Franchisee Loan Agreement) by sending to the Servicer for execution a Default Waiver Letter, which Servicer agrees to execute and mail to the appropriate Borrower if such Default Waiver Letter is in form and substance satisfactory to the Servicer, curing such Loan Payment Default in full; provided, however, that (i) Sponsor shall not waive and cure more than two (2) consecutive Loan Payment Defaults for any Loan nor more than a total of four (4) Loan Payment Defaults in any four year period for any Loan and
(ii) such Loan Payment Default must be cured by Sponsor, and the Default Waiver Letter for such Loan Payment Default received by Servicer, during the Response Period for such Loan.

                  SECTION 4.3. Obligations of Sponsor With Respect to Established Franchisee Loans.

                  (a) If Sponsor does not waive and cure any Loan Payment Default with respect to any Established Franchisee Loan during the Response Period, then Sponsor must use its reasonable efforts to exercise its rights pursuant to the applicable Franchise Agreement with such Defaulted Borrower to assume the operation of the stores of such Defaulted Borrower during the five
(5) Business Day Response Period, and during any period that Sponsor operates the stores of any Defaulted Borrower, Sponsor shall make all payments due and owing to the Servicer pursuant to the applicable Operative Documents.

                  (b) If the Sponsor assumes operation of the stores of any such Defaulted Borrower pursuant to paragraph (a) above, the Sponsor will use its reasonable efforts to locate a purchaser for such stores. In the event that the Sponsor has not resold the franchise and inventory of such Defaulted Borrower within the extended Response Period in accordance with the terms of the applicable Franchise Agreement for a purchase price equal to or in excess of the Minimum Purchase Price (which amount shall be paid directly to the Servicer in return for the assignment to the Sponsor of the Defaulted Loan, the related Loan Commitment and the Liens of the Servicer thereon, and applied by the Servicer to the Sponsor's purchase of the outstanding Loan Indebtedness of such Defaulted Loan and related Loan Commitment, with any deficiency recovered pursuant to the next paragraph), Sponsor shall purchase the outstanding Loan Indebtedness of such Defaulted Loan and any related Loan Commitment from the Servicer for the Minimum Purchase Price and any deficiency amount may be collected by the Servicer, for the benefit of the Participants, pursuant to subsection (c) below.

                  (c) In the event that (i) during the initial Response Period for any Established Franchisee Loan of a Defaulted Borrower, the Sponsor has not waived or cured any Loan Payment Default, and has not assumed the operation of the stores of the Defaulted Borrower, or (ii) the Sponsor has not resold the franchise and inventory of the Defaulted Borrower during the extended Response Period in accordance with the terms of the applicable Franchise Agreement, or has resold the franchise and inventory for an amount less than the Minimum Purchase Price, then the Sponsor will purchase, upon demand by the Servicer, the Established Franchisee Loan and the related Loan Commitment of such Defaulted Borrower for an amount equal to the outstanding Loan Indebtedness of the Defaulted Loan pursuant to its guaranty set forth in Section 10.1, subject to the limitations in Section 10.2.

                  (d) Notwithstanding the foregoing, to the extent that the Sponsor is prohibited by applicable law, court order or other legal impediment from exercising the options set forth in subsection (a) or (b) above, the Servicer may, with the consent of the Required Participants and shall, upon the written request of the Required Participants, require that the Sponsor promptly purchase the Loan pursuant to subsection (c) above.

                  SECTION 4.4. Rights during Response Period. Unless a Credit Event or an Unmatured Credit Event has occurred and is continuing, the Servicer shall refrain during any Response Period from taking any legal action against the Defaulted Borrower under the Defaulted Loan which is the subject of such Response Period, and from accelerating payment of the Loan Indebtedness under such Defaulted Loan but the Servicer shall cease funding any further Advances pursuant to the Loan Commitment to such Defaulted Borrower. If the Sponsor waives and cures any Loan Payment Default prior to the expiration of a Response Period, then as to each Loan Payment Default so waived and cured, the Defaulted Borrower's and the Servicer's respective rights and obligations under the Loan Documents shall be restored to the same status as if such waived Loan Payment Default never occurred. In addition, if the Sponsor takes over the operation of the business of an Established Franchisee Borrower as provided in Section 4.3, the Servicer shall refrain from exercising remedies against such Borrower for as long as the Sponsor is complying with
Section 4.3, unless a Credit Event has occurred and is continuing or the Required Participants otherwise agree.

                  SECTION 4.5. Rights after Response Period and for Loan Defaults other than Loan Payment Defaults. In the event that any Loan Default other than a Loan Payment Default occurs and is continuing after the expiration of the Response Period, or that any Loan Payment Default is not cured during the applicable Response Period, (i) the Servicer shall have the right to (A) demand that Sponsor comply with its obligations with respect to such Defaulted Loan set forth in Article 10 and (B) administer and enforce such Loan as it deems appropriate, without regard to any limitations or restrictions set forth herein (but subject to Article 3 in all events) or in any other Operative Document, and
(ii) notwithstanding anything contained in this Article to the contrary, the Sponsor shall, within five (5) Business Days of its receipt of a written demand from the Servicer instructing it to do so, (A) purchase the Loan Indebtedness of the Defaulted Loan and assume the Loan Commitment related thereto, subject to the limitations in Section 10.2, or (B) at the request of the Servicer, made either at its option or at the request of the Required Participants, exercise any or all of the remedies set forth in Section 4.3 with respect to such Defaulted Loan except to the extent prohibited by applicable law in the case of the bankruptcy of the Defaulted Borrower. Notwithstanding any other provision of the Operative Documents to the contrary, the repurchase by the Sponsor of any Loan or Loan Commitment upon termination (or failure to renew) of the relevant Borrower's Franchise Agreement by the Sponsor for any reason other than default thereunder by such Borrower shall not be deemed to be a payment pursuant to
Article 10 and shall not reduce the Maximum Amount thereunder.


                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

                  The Sponsor represents and warrants to the Servicer and each Participant as follows:

                  SECTION 5.1. EXISTENCE; POWER. The Sponsor and each of its Subsidiaries (i) is duly organized, validly existing and in good standing as a corporation under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to carry on its business as now conducted, and
(iii) is duly qualified to do business, and is in good standing, in each jurisdiction where such qualification is required, except where a failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 5.2. ORGANIZATIONAL POWER; AUTHORIZATION. The execution, delivery and performance by each Credit Party of the Transaction Documents to which it is a party are within such Credit Party's organizational powers and have been duly authorized by all necessary organizational, and if required, stockholder, action. This Agreement has been duly executed and delivered by the Sponsor, and constitutes, and each other Transaction Document to which any Credit Party is a party, when executed and delivered by such Credit Party, will constitute, valid and binding obligations of the Sponsor or such Credit Party (as the case may be), enforceable against it in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

                  SECTION 5.3. GOVERNMENTAL APPROVALS; NO CONFLICTS. The execution, delivery and performance by the Sponsor of this Agreement, and by each Credit Party of the other Transaction Documents to which it is a party (a) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect or where the failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Sponsor or any of its Subsidiaries or any judgment or order of any Governmental Authority binding on the Sponsor or any of its Subsidiaries, (c) will not violate or result in a default under any indenture, material agreement or other material instrument binding on the Sponsor or any of its Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by the Sponsor or any of its Subsidiaries and (d) will not result in the creation or imposition of any Lien on any asset of the Sponsor or any of its Subsidiaries, except Liens (if any) created under the Operative Documents.

                  SECTION 5.4. FINANCIAL STATEMENTS. The Sponsor has furnished to each Participant (i) the audited consolidated balance sheet of the Sponsor and its Subsidiaries as of December 31, 1999, and the related consolidated statements of income, shareholders' equity and cash flows for the fiscal year then ended prepared by Ernst & Young and (ii) the unaudited consolidated balance sheet of the Sponsor and its Subsidiaries as at the end of the September 30, 2000, and the related unaudited consolidated statements of income and cash flows for the fiscal quarter and year-to-date period then ending, certified by a Responsible Officer. Such financial statements fairly present the consolidated financial condition of the Sponsor and its Subsidiaries as of such dates and the consolidated results of operations for such periods in conformity with GAAP consistently applied, subject to year end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii). Since December 31, 1999, there have been no changes with respect to the Sponsor and its Subsidiaries which have had or could reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

                  SECTION 5.5. LITIGATION AND ENVIRONMENTAL MATTERS.

                  (a) No litigation, investigation or proceeding of or before any arbitrators or Governmental Authorities is pending against or, to the knowledge of the Sponsor, threatened against or affecting the Sponsor or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination that could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect or (ii) which in any manner draws into question the validity or enforceability of this Agreement or any other Transaction Document.

                  (b) Except for the matters set forth on Schedule 5.5, neither the Sponsor nor any of its Subsidiaries (i) has failed to comply in any material respect with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability in excess of $500,000, (iii) has received notice of any claim with respect to any Environmental Liability in excess of $500,000 or (iv) knows of any basis for any Environmental Liability in excess of $500,000.

                  SECTION 5.6. COMPLIANCE WITH LAWS AND AGREEMENTS. The Sponsor and each Subsidiary is in compliance with (a) all applicable laws, rules, regulations and orders of any Governmental Authority, and (b) all indentures, agreements or other instruments binding upon it or its properties, except where non-compliance, either singly or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 5.7. INVESTMENT COMPANY ACT, ETC. Neither the Sponsor nor any of its Subsidiaries is (a) an "investment company", as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended, (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended or (c) otherwise subject to any other regulatory scheme limiting its ability to incur debt.

                  SECTION 5.8. TAXES. The Sponsor and its Subsidiaries and each other Person for whose taxes the Sponsor or any Subsidiary could become liable have timely filed or caused to be filed all Federal income tax returns and all other material tax returns that are required to be filed by them, and have paid all taxes shown to be due and payable on such returns or on any assessments made against it or its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority, except (i) to the extent the failure to do so would not have a Material Adverse Effect or (ii) where the same are currently being contested in good faith by appropriate proceedings and for which the Sponsor or such Subsidiary, as the case may be, has set aside on its books adequate reserves. The charges, accruals and reserves on the books of the Sponsor and its Subsidiaries in respect of such taxes are adequate, and no tax liabilities that could be materially in excess of the amount so provided are anticipated.

                  SECTION 5.9. RESERVED

                  SECTION 5.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $1,000,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $1,000,000 the fair market value of the assets of all such underfunded Plans.

                  SECTION 5.11. OWNERSHIP OF PROPERTY.

                  (a) Each of the Sponsor and its Subsidiaries has good title to, or valid leasehold interests in, all of its real and personal property material to the operation of its business.

                  (b) Each of the Sponsor and its Subsidiaries owns, or is licensed, or otherwise has the right, to use, all patents, trademarks, service marks, tradenames, copyrights and other intellectual property material to its business, and the use thereof by the Sponsor and its Subsidiaries does not infringe on the rights of any other Person, except for any such infringements that, individually or in the aggregate, would not have a Material Adverse Effect.

                  SECTION 5.12. DISCLOSURE. The Sponsor has disclosed to the Participants all agreements, instruments, and corporate or other restrictions to which the Sponsor or any of its Subsidiaries is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither the Information Memorandum nor any of the reports (including without limitation all reports that the Sponsor is required to file with the Securities and Exchange Commission), financial statements, certificates or other written information furnished by or on behalf of the Sponsor to the Servicer or any Participant in connection with the negotiation or syndication of this Agreement or any other Operative Document or delivered hereunder or thereunder (as modified or supplemented by any other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, taken as a whole, in light of the circumstances under which they were made, not misleading; provided, that with respect to projected financial information, the Sponsor represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

                  SECTION 5.13. LABOR RELATIONS. There are no strikes, lockouts or other material labor disputes or grievances against the Sponsor or any of its Subsidiaries, or, to the Sponsor's knowledge, threatened against or affecting the Sponsor or any of its Subsidiaries, and no significant unfair labor practice, charges or grievances are pending against the Sponsor or any of its Subsidiaries, or to the Sponsor's knowledge, threatened against any of them before any Governmental Authority. All payments due from the Sponsor or any of its Subsidiaries pursuant to the provisions of any collective bargaining agreement have been paid or accrued as a liability on the books of the Sponsor or any such Subsidiary, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

                  SECTION 5.14. SUBSIDIARIES. Schedule 5.14 sets forth the name of, the ownership interest of the Sponsor in, the jurisdiction of incorporation of, and the type of, each Subsidiary and identifies each Subsidiary that is a Guarantor, in each case as of the Effective Date.

                  SECTION 5.15. REPRESENTATIONS AND WARRANTIES WITH RESPECT TO SPECIFIC LOANS. The Sponsor represents and warrants to the Servicer and each Participant with respect to each Loan Commitment established and each Advance made pursuant to the Operative Documents that:

                  (a) The Franchise Agreement, the Master Note, the Loan Agreement and each other Loan Document executed in connection with such Loan Commitment each constitutes a valid and binding agreement of each Borrower or guarantor party thereto and is enforceable against each such party in accordance with its terms.

                  (b) The Master Note and accompanying Loan Documents executed in connection with such Loan and delivered to the Servicer are the only contracts evidencing the transaction described therein and constitute the entire agreement of the parties thereto with respect to such transaction and Sponsor has not made any other promises, agreements or representations and warranties with respect to the transactions evidenced by such Master Note.

                  (c) The Master Note and each accompanying Loan Document executed in connection with such Loan is genuine and all signatures, names, amounts and other facts and statements therein and thereon are true and correct.

                  (d) All disclosures required to be made under applicable federal and state law in connection with such Loan have been properly and completely made with respect to each Master Note, the other Loan Documents and the Loan and each such Master Note, other Loan Documents and Loan is in full compliance with all applicable federal and state laws, including without limitation, applicable state and federal usury laws and regulations.

The proceeds of each Master Note will be solely for the purpose of financing the acquisition and expansion of stores franchised by the Sponsor and operated by the relevant Borrower, for the acquisition of inventory and equipment with respect to the ongoing operations thereof, for Sponsor-approved payment of state use tax and freight charges and, in the case of Established Franchisee Borrowers, for Sponsor-approved working capital purposes, but excluding in all cases any non-business purposes.

                                   ARTICLE VI
                              AFFIRMATIVE COVENANTS

                  The Sponsor covenants and agrees that it will, as long as either of the Commitments is in effect or the Servicer is committed to make Advances under any Loan

Documents and thereafter so long as any Loans remain outstanding under this Agreement or Sponsor has any other unsatisfied obligations under the Operative
Documents:

                  SECTION 6.1. FINANCIAL STATEMENTS AND OTHER INFORMATION. The Sponsor will deliver to the Servicer and each Participant:

                  (a) as soon as available and in any event within 90 days after the end of each fiscal year of Sponsor, a copy of the annual audited report for such fiscal year for the Sponsor and its Subsidiaries, containing a consolidated and unaudited consolidating balance sheet of the Sponsor and its Subsidiaries as of the end of such fiscal year and the related consolidated and unaudited consolidating statements of income, stockholders' equity and cash flows (together with all footnotes thereto) of the Sponsor and its Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and reported on by Ernst & Young or other independent public accountants of nationally recognized standing (without a "going concern" or like qualification, exception or explanation and without any qualification or exception as to scope of such audit) to the effect that such financial statements present fairly in all material respects the financial condition and the results of operations of the Sponsor and its Subsidiaries for such fiscal year on a consolidated basis in accordance with GAAP and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

                  (b) as soon as available and in any event within 45 days after the end of each fiscal quarter of each fiscal year of the Sponsor (other than the last fiscal quarter), an unaudited consolidated and consolidating balance sheet of the Sponsor and its Subsidiaries as of the end of such fiscal quarter and the related unaudited consolidated and consolidating statements of income and cash flows of the Sponsor and its Subsidiaries for such fiscal quarter and the then elapsed portion of such fiscal year, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of Sponsor's previous fiscal year, all certified by the chief financial officer, treasurer or controller of the Sponsor as presenting fairly in all material respects the financial condition and results of operations of the Sponsor and its Subsidiaries on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes;

                  (c) concurrently with the delivery of the financial statements referred to in clauses (a) and (b) above, a certificate of a Responsible Officer, (i) certifying as to whether there exists a Credit Event or an Unmatured Credit Event on the date of such certificate, and if a Credit Event or an Unmatured Credit Event then exists, specifying the details thereof and the action which the Sponsor has taken or proposes to take with respect thereto,
(ii) setting forth in reasonable detail calculations demonstrating compliance with Article VII and (iii) stating whether any change in GAAP or the application thereof has occurred since the date of the Sponsor's audited financial statements referred to in Section 5.4 and, if any change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

                  (d) concurrently with the delivery of the financial statements referred to in clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained any knowledge during the course of their examination of such financial statements of any Credit Event or Unmatured Credit Event (which certificate may be limited to the extent required by accounting rules or guidelines);

                  (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all functions of said Commission, or with any national securities exchange, or distributed by the Sponsor to its shareholders generally, as the case may be; and

                  (f) promptly following any request therefor, such other information regarding the results of operations, business affairs and financial condition of the Sponsor or any Subsidiary as the Servicer or any Participant may reasonably request; and

                  (g) as soon as available and in any event within 30 days after the end of each fiscal year of the Sponsor, a forecasted income statement, balance sheet, and statement of cash flows for the following fiscal year.

                  SECTION 6.2. NOTICES OF MATERIAL EVENTS. The Sponsor will furnish to the Servicer and each Participant prompt written notice of the following:

                  (a) the occurrence of any Credit Event or Unmatured Credit Event;

                  (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or, to the knowledge of the Sponsor, affecting the Sponsor or any Subsidiary which, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

                  (c) the occurrence of any event or any other development by which the Sponsor or any of its Subsidiaries (i) fails to comply in any material respect with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law,
(ii) becomes subject to any Environmental Liability in excess of $500,000, (iii) receives notice of any claim with respect to any Environmental Liability in excess of $500,000, or (iv) becomes aware of any basis for any Environmental Liability in excess of $500,000 and in each of the preceding clauses, which individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

                  (d) the occurrence of any ERISA Event that alone, or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Sponsor and its Subsidiaries in an aggregate amount exceeding $1,000,000; and

                  (e) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

                  (f) Each notice delivered under this Section shall be accompanied by a written statement of a Responsible Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

                  SECTION 6.3. EXISTENCE; CONDUCT OF BUSINESS. The Sponsor will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and maintain in full force and effect its legal existence and its respective rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business and will continue to engage in the same business as presently conducted or such other businesses that are reasonably related thereto; provided, that nothing in this Section shall prohibit any merger, consolidation, liquidation or dissolution permitted under Section 8.3.

                  SECTION 6.4. COMPLIANCE WITH LAWS, ETC. The Sponsor will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and requirements of any Governmental Authority applicable to its properties, except where the failure to do so, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 6.5. PAYMENT OF OBLIGATIONS. The Sponsor will, and will cause each of its Subsidiaries to, pay and discharge at or before maturity, all of its obligations and liabilities (including without limitation all tax liabilities and claims that could result in a statutory Lien) before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Sponsor or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 6.6. BOOKS AND RECORDS. The Sponsor will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities to the extent necessary to prepare the consolidated financial statements of Sponsor in conformity with GAAP.

                  SECTION 6.7. VISITATION, INSPECTION, ETC.

                  (a) The Sponsor will, and will cause each of its Subsidiaries to, permit any representative of the Servicer or any Participant, to visit and inspect its properties, to examine its books and records and to make copies and take extracts therefrom, and to discuss its affairs, finances and accounts with any of its officers and with its independent certified public accountants, all at such reasonable times and as often as the Servicer or any Participant may reasonably request after reasonable prior notice to the Sponsor; provided, however, if a Credit

Event or Unmatured Credit Event has occurred and is continuing, no prior notice shall be required. All reasonable expenses incurred by the Servicer and, at any time after the occurrence and during the continuance of a Credit Event, any Participants in connection with any such visit, inspection, audit, examination and discussions shall be borne by the Sponsor.

                  SECTION 6.8. MAINTENANCE OF PROPERTIES; INSURANCE. The Sponsor will, and will cause each of its Subsidiaries to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear except where the failure to do so, either individually or it the aggregate, could not reasonably be expected to result in a Material Adverse Effect and (b) maintain with financially sound and reputable insurance companies, insurance with respect to its properties and business, and the properties and business of its Subsidiaries, against loss or damage of the kinds customarily insured against by companies in the same or similar businesses operating in the same or similar locations. In addition, and not in limitation of the foregoing, the Sponsor shall maintain and keep in force insurance coverage on its inventory, as is consistent with best industry practices. The Sponsor shall at all times cause the Servicer to be named as additional insured on all of its casualty and liability policies.

                  SECTION 6.9. USE OF PROCEEDS AND LETTERS OF CREDIT. The Sponsor will use the proceeds of all Loans to finance working capital needs, to refinance existing debt, to finance Permitted Acquisitions and for other general corporate purposes of the Sponsor and its Subsidiaries. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that would violate any rule or regulation of the Board of Governors of the Federal Reserve System, including Regulations T, U or X. All Letters of Credit will be used for general corporate purposes.

                  SECTION 6.10. ADDITIONAL SUBSIDIARIES.

                  (a) The Sponsor may, after the Effective Date, acquire or form additional Domestic Subsidiaries so long as the Sponsor, within ten (10) business days after any such Domestic Subsidiary is acquired or formed, (i) notifies the Servicer and the Participants thereof and (ii) causes such Domestic Subsidiary to become a Guarantor by executing agreements in the form of Annex I to the Guaranty Agreement and Annex I to Indemnity and Contribution Agreement and (iii) causes such Domestic Subsidiary to deliver simultaneously therewith similar documents applicable to such Domestic Subsidiary described in Section
13.1 as reasonably requested by the Servicer.

                  (b) The Sponsor shall not acquire or form any additional Foreign Subsidiaries; provided, however, that the Sponsor may acquire or form additional Subsidiaries incorporated under the laws of Canada so long as the Sponsor, within ten (10) business days after any such Foreign Subsidiary is acquired or formed, (i) notifies the Servicer and the Participants thereof, (ii) delivers stock certificates and related pledge agreements, in form satisfactory to a collateral agent acceptable to the Servicer, evidencing the pledge of 66% (or such greater percentage which would not result in material adverse tax consequences) of the issued and outstanding capital stock entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding capital stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of each such Subsidiary directly owned by the Sponsor or any Domestic Subsidiary to secure the Guaranteed Obligations, (iii) causes such Subsidiary to deliver simultaneously therewith similar documents applicable to such Foreign Subsidiary described in Section 13.1 as reasonably requested by the Servicer, and (iv) the Servicer enters into an intercreditor agreement, in form and substance satisfactory to the Required Participants, with all other creditors of the Sponsor having a similar covenant with the Sponsor.

                                   ARTICLE VII
                               FINANCIAL COVENANTS

         The Sponsor covenants and agrees that so long as either of the Commitments remains outstanding or any Loans remain outstanding or the Sponsor has any obligations under the Operative Documents, and until the full and final payment of all indebtedness of all Borrowers incurred pursuant to the Loan Documents and unless otherwise consented to in writing by the Required
Participants:

                  SECTION 7.1. TOTAL DEBT TO EBITDA RATIO. The Sponsor and its Subsidiaries shall maintain, as of the last day of each fiscal quarter of the Sponsor, commencing with the fiscal quarter ending March 31, 2001, a Total Debt to EBITDA Ratio of not greater than 3.00:1.00.

                  SECTION 7.2. TOTAL ADJUSTED DEBT TO TOTAL ADJUSTED CAPITAL RATIO. The Sponsor and its Subsidiaries shall maintain, as of the last day of each fiscal quarter of the Sponsor, commencing with the fiscal quarter ending March 31, 2001, a Total Adjusted Debt to Total Adjusted Capital Ratio of not greater than 0.60:1.00.

                  SECTION 7.3. FIXED CHARGE COVERAGE RATIO. The Sponsor and its Subsidiaries shall maintain, as of the last day of each fiscal quarter of the Sponsor, commencing with the fiscal quarter ending March 31, 2001, a Fixed Charge Coverage Ratio of not less than 2:00 to 1:00.

                  SECTION 7.4. MINIMUM CONSOLIDATED NET WORTH. The Sponsor and its Subsidiaries shall maintain a Consolidated Net Worth of an amount equal to the sum of (i) $187,675,200.00, plus (ii) 50% of cumulative positive Consolidated Net Income accrued during each fiscal quarter ending thereafter, since the end of such fiscal quarter of the Sponsor, commencing with the fiscal quarter ending March 31, 2001, plus (iii) 100% of the net proceeds from any public or private offering of common stock of the Sponsor after the Closing Date, calculated quarterly on the last day of each fiscal quarter; provided, that if Consolidated Net Income is negative in any fiscal quarter the amount added for such fiscal quarter shall be zero and such negative Consolidated Net Income shall not reduce the amount of Consolidated Net

Income added from any previous fiscal quarter. Promptly upon the consummation of any offering of common stock of the Sponsor, the Sponsor shall notify the Servicer in writing of the amount of the proceeds thereof.

                                  ARTICLE VIII
                               NEGATIVE COVENANTS

         The Sponsor covenants and agrees that so long as either of the Commitments remains outstanding or any Loans remain outstanding or the Sponsor has any obligations under the Operative Documents, and until the full and final payment of all indebtedness of all Borrowers incurred pursuant to the Loan Documents and unless otherwise consented to in writing by the Required
Participants:

                  SECTION 8.1. INDEBTEDNESS. The Sponsor will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Indebtedness, except:

                  (a)      Indebtedness created pursuant to the Operative
Documents;

                  (b) Indebtedness existing on the date hereof and set forth on Schedule 8.1 and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (immediately prior to giving effect to such extension, renewal or replacement) or shorten the maturity or the weighted average life thereof;

                  (c) Indebtedness of the Sponsor or any Subsidiary incurred after the Effective Date to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof; provided, that such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvements or extensions, renewals, and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (immediately prior to giving effect to such extension, renewal or replacement) or shorten the maturity or the weighted average life thereof; provided further, that the aggregate principal amount of such Indebtedness does not exceed $5,000,000 at any time outstanding;

                  (d) Indebtedness of the Sponsor owing to any Credit Party and of any Credit Party owing to the Sponsor or any other Credit Party;

                  (e) Guarantees by the Sponsor of Indebtedness of any Credit Party and by any Credit Party of Indebtedness of the Sponsor or any other Credit Party;

                  (f)      Indebtedness under the Revolving Credit Agreement;

                  (g) Indebtedness or contingent liability under the Synthetic Lease Documents provided that the aggregate outstanding principal amount of all such Indebtedness does not exceed $25,000,000 at any one time;

                  (h) Guarantees by the Sponsor of Indebtedness of certain franchise operators of the Sponsor, provided such guarantees are given by the Sponsor in connection with (1) loans made pursuant to the terms of this Agreement, (2) loans made pursuant to the SouthTrust Loan Facility Agreement in an aggregate principal amount not to exceed $5,000,000 and (3) loans made by SunTrust Bank to finance the purchase of equity interests in certain franchises of the Sponsor in an aggregate principal amount not to exceed $5,000,000;

                  (i) endorse negotiable instruments for collection in the ordinary course of business;

                  (j) Guarantees by Sponsor of Indebtedness of Foreign Subsidiaries, provided that the amount of such Guaranteed Indebtedness, together with the principal amount any loans to Foreign Subsidiaries permitted to be made under clause (l) below, does not exceed $10,000,000 at any time;

                  (k) Loans by Sponsor to its Foreign Subsidiaries, provided that the amount of such loans, together with the amount of Guaranteed Indebtedness permitted to be incurred under clause (k) above, does not exceed $10,000,000 at any time; and

                  (l) other unsecured Indebtedness in an aggregate principal amount not to exceed $10,000,000 at any time outstanding.

                  SECTION 8.2. NEGATIVE PLEDGE. The Sponsor will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien on any of its assets or property now owned or hereafter acquired or, except:

                  (a)      Permitted Encumbrances;

                  (b) any Liens on any property or asset of the Sponsor or any Subsidiary existing on the Effective Date set forth on Schedule 8.2; provided, that such Lien shall not apply to any other property or asset of the Sponsor or any Subsidiary;

                  (c) purchase money Liens upon or in any fixed or capital assets to secure the purchase price or the cost of construction or improvement of such fixed or capital assets or to secure Indebtedness incurred solely for the purpose of financing the acquisition, construction or improvement of such fixed or capital assets (including Liens securing any Capital Lease Obligations); provided, that (i) such Lien secures Indebtedness permitted by
Section 8.1(c), (ii) such Lien attaches to such asset concurrently or within 90 days after the acquisition, improvement or completion of the construction thereof; (iii) such Lien does not extend to any other asset; and (iv) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets together with all interest, fees and costs incurred in connection therewith;

                  (d) any Lien (i) existing on any asset of any Person at the time such Person becomes a Subsidiary of the Sponsor, (ii) existing on any asset of any Person at the time such Person is merged with or into the Sponsor or any Subsidiary of the Sponsor or (iii) existing on any asset prior to the acquisition thereof by the Sponsor or any Subsidiary of the Sponsor; provided, that any such Lien was not created in the contemplation of any of the foregoing and any such Lien secures only those obligations which it secures on the date that such Person becomes a Subsidiary or the date of such merger or the date of such acquisition;

                  (e) extensions, renewals, or replacements of any Lien referred to in paragraphs (a) through (d) of this Section; provided, that the principal amount of the Indebtedness secured thereby is not increased and that any such extension, renewal or replacement is limited to the assets originally encumbered thereby; and

                  (f) Liens granted under the Synthetic Lease Documents in the real or personal property financed thereunder and in certain related rights of the Sponsor to secure the Sponsor's indebtedness and liabilities under the Synthetic Lease Documents to the extent permitted under Section 8.1;

                  (g) Liens securing the obligations of the Sponsor under the Revolving Credit Agreement; and

                  (h) Liens on shares of stock of any Foreign Subsidiary to the extent that the Guaranteed Obligations are secured pari passu with any other Indebtedness or obligations secured thereby.

                  SECTION 8.3. FUNDAMENTAL CHANGES.

                  (a) The Sponsor will not, and will not permit any Subsidiary to, merge into or consolidate into any other Person, or permit any other Person to merge into or consolidate with it, or sell, lease, transfer or otherwise dispose of (in a single transaction or a series of transactions) all or substantially all of its assets (in each case, whether now owned or hereafter acquired) or all or substantially all of the stock of any of its Subsidiaries (in each case, whether now owned or hereafter acquired) or liquidate or dissolve; provided, that if at the time thereof and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing (i) the Sponsor or any Subsidiary may merge with a Person if the Sponsor (or such Subsidiary if the Sponsor is not a party to such merger) is the surviving Person, (ii) any Subsidiary may merge into another Subsidiary or the Sponsor; provided, however, that if the Sponsor is a party to such merger, the Sponsor shall be the surviving Person, provided, further, that if any Subsidiary to such merger is a Guarantor, the Guarantor shall be the surviving Person,
(iii) any Subsidiary may sell, transfer, lease or otherwise dispose of all or substantially all of its assets to the Sponsor or to a Guarantor, (iv) Aaron Rents Puerto Rico, Inc. may liquidate or dissolve into the Sponsor if the Sponsor determines in good faith that such liquidation or dissolution is in the best interests of the Sponsor and is not materially disadvantageous to the Participants, (v) any other Subsidiary may liquidate or dissolve if the Sponsor determines in good faith that such liquidation or dissolution is in the best interests of the Sponsor, is not materially disadvantageous to the Participants, and such Subsidiary dissolves into another Guarantor or the Sponsor; provided, that any such merger involving a Person that is not a wholly-owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 8.4.

                  (b) The Sponsor will not, and will not permit any of its Subsidiaries to, engage in any business other than businesses of the type conducted by the Sponsor and its Subsidiaries on the date hereof and businesses reasonably related thereto.

                  SECTION 8.4. INVESTMENTS, LOANS, ETC. The Sponsor will not, and will not permit any of its Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly-owned Subsidiary prior to such merger), any common stock, evidence of indebtedness or other securities (including any option, warrant, or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, any obligations of, or make or permit to exist any investment or any other interest in, any other Person (all of the foregoing being collectively called "INVESTMENTS"), or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person that constitute a business unit, or create or form any Subsidiary, except:

                  (a) Investments (other than Permitted Investments) existing on the date hereof and set forth on Schedule 8.4 (including Investments in Subsidiaries);

                  (b)      Permitted Investments;

                  (c)      Permitted Acquisitions;

                  (d) Investments made by the Sponsor in or to any other Credit Party and by any other Credit Party to the Sponsor or in or to another Credit Party;

                  (e) loans or advances to employees, officers, directors or stockholders of the Sponsor or any Subsidiary in the ordinary course of business; provided, however, that the aggregate amount of all such loans and advances does not exceed $350,000 at any time;

                  (f) loans to franchise operators and owners of franchises acquired or funded pursuant to this Agreement;

                  (g) acquire and own stock, obligations or securities received in settlement of debts (created in the ordinary course of business) owing to any Guarantor or any of their Subsidiaries;

                  (h) loans to Foreign Subsidiaries to the extent permitted under Section 8.1;

                  (i) loans to franchise operators to extent permitted under Section 8.1; and

                  (j)      other Investments not to exceed $500,000 at any time;

                  SECTION 8.5. RESTRICTED PAYMENTS. The Sponsor will not, and will not permit its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any dividend on any class of its stock, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, retirement, defeasance or other acquisition of, any shares of common stock or Indebtedness subordinated to the Guaranteed Obligations of the Sponsor or any options, warrants, or other rights to purchase such common stock or such subordinated Indebtedness, whether now or hereafter outstanding (each, a "RESTRICTED PAYMENT"), except for (i) dividends payable by the Sponsor solely in shares of any class of its common stock, (ii) Restricted Payments made by any Guarantor to the Sponsor or to another Guarantor and (iii) so long as no Credit Event or Unmatured Credit Event has occurred and is continuing at the time such dividend is paid or redemption or stock purchase is made, dividends, distributions, redemptions and stock repurchases paid in cash which do not exceed fifty percent (50%) of Consolidated Net Income of Sponsor (if greater than $0) for the immediately preceding Fiscal Year; provided, that if the aggregate amount of all such dividends and distributions paid in cash in any Fiscal Year are less than the amount permitted by clause (iii) above, the excess permitted amount for such year may be carried forward once to the next succeeding Fiscal Year.

                  SECTION 8.6. SALE OF ASSETS. The Sponsor will not, and will not permit any of its Subsidiaries to, convey, sell, lease, assign, transfer or otherwise dispose of, any of its assets, business or property, whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's common stock to any Person other than the Sponsor or a Guarantor (or to qualify directors if required by applicable law), except (a) the sale or other disposition for fair market value of obsolete or worn out property or other property not necessary for operations disposed of in the ordinary course of business; (b) the sale of inventory and Permitted Investments in the ordinary course of business, (c) sales and dispositions permitted under
Section 8.3(a) and (d), and (e) other sales of assets not to exceed $5,000,000 in book value in the aggregate.

                  SECTION 8.7. TRANSACTIONS WITH AFFILIATES. The Sponsor will not, and will not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Sponsor or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties,
(b) transactions between or among the Sponsor and its wholly-owned Subsidiaries not involving any other Affiliates and (c) any Restricted Payment permitted by
Section 8.5.

                  SECTION 8.8. RESTRICTIVE AGREEMENTS. The Sponsor will not, and will not permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement that prohibits, restricts or imposes any condition upon (a) the ability of the Sponsor or any Subsidiary to create, incur or permit any Lien upon any of its assets or properties, whether now owned or hereafter acquired, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to its common stock, to make or repay loans or advances to the Sponsor or any other Subsidiary, to Guarantee Indebtedness of the Sponsor or any other Subsidiary or to transfer any of its property or assets to the Sponsor or any Subsidiary of the Sponsor; provided, that (i) the foregoing shall not apply to restrictions or conditions imposed by law or by this Agreement or any other Transaction Document or the SouthTrust Loan Facility Agreement, (ii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is sold and such sale is permitted hereunder, (iii) clause (a) shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions and conditions apply only to the property or assets securing such Indebtedness, and (iv) clause (a) shall not apply to customary provisions in leases restricting the assignment thereof.

                  SECTION 8.9. SALE AND LEASEBACK TRANSACTIONS. The Sponsor will not, and will not permit any of the Subsidiaries to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereinafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred; provided, however, the Sponsor may engage in such sale and leaseback transactions so long as the aggregate fair market value of all assets sold and leased back does not exceed $30,000,000 during the term of this Agreement.

                  SECTION 8.10. AMENDMENT TO MATERIAL DOCUMENTS. The Sponsor will not, and will not permit any Subsidiary to, amend, modify or waive any of its rights in a manner materially adverse to the Participants under its certificate of incorporation, bylaws or other organizational documents.

                  SECTION 8.11. ACCOUNTING CHANGES. The Sponsor will not, and will not permit any Subsidiary to, make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change the fiscal year of the Sponsor or of any Subsidiary, except to change the fiscal year of a Subsidiary to conform its fiscal year to that of the Sponsor.

                                   ARTICLE IX
                           CREDIT EVENTS AND REMEDIES

         In the event that:

                  SECTION 9.1. the Sponsor shall fail to pay any amount due hereunder; or

                  SECTION 9.2. any representation or warranty made or deemed made by or on behalf of the Sponsor or any Subsidiary in or in connection with this Agreement or any other Operative Document (including the Schedules attached thereto) and any amendments or modifications hereof or waivers hereunder, or in any certificate, report, financial statement or other document submitted to the Servicer or the Participants by any Credit Party or any representative of any Credit Party pursuant to or in connection with this Agreement or any other Operative Document shall prove to be incorrect in any material respect when made or deemed made or submitted; or

                  SECTION 9.3. the Sponsor shall fail to observe or perform any covenant or agreement contained in Sections 6.1, 6.2, 6.3 (solely with respect to the Sponsor's existence) or Articles VII or VIII; or

                  SECTION 9.4. any Credit Party shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those referred to in clauses 9.1, 9.2 and 9.3 above), and such failure shall remain unremedied for 30 days after the earlier of (i) any officer of the Sponsor becomes aware of such failure, or (ii) notice thereof shall have been given to the Sponsor by the Servicer or any Participant; or

                  SECTION 9.5. any event of default (after giving effect to any grace period) shall have occurred and be continuing under the Revolving Credit Documents or, the SouthTrust Loan Facility Agreement, or all or any part of the obligations due and owing under the Revolving Credit Agreement or the obligations due and owing under the SouthTrust Loan Facility Agreement are accelerated, is declared to be due and payable is required to be prepaid or redeemed, in each case prior to the stated maturity thereof;

                  SECTION 9.6. the Sponsor or any Subsidiary (whether as primary obligor or as guarantor or other surety) shall fail to pay any principal of or premium or interest on any Material Indebtedness that is outstanding, when and as the same shall become due and payable (whether at scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument evidencing such Indebtedness; or any other event shall occur or condition shall exist under any agreement or instrument relating to such Indebtedness and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable; or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or any offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case prior to the stated maturity thereof; or

                  SECTION 9.7. the Sponsor or any Subsidiary shall (i) commence a voluntary case or other proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a custodian, trustee, receiver, liquidator or other similar official of it or any substantial part of its property, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (i) of this Section, (iii) apply for or consent to the appointment of a custodian, trustee, receiver, liquidator or other similar official for the Sponsor or any such [Material] Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, or
(vi) take any action for the purpose of effecting any of the foregoing; or

                  SECTION 9.8. an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Sponsor or any Subsidiary or its debts, or any substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency or other similar law now or hereafter in effect or (ii) the appointment of a custodian, trustee, receiver, liquidator or other similar official for the Sponsor or any Subsidiary or for a substantial part of its assets, and in any such case, such proceeding or petition shall remain undismissed for a period of 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or

                  SECTION 9.9. the Sponsor or any Subsidiary shall become unable to pay, shall admit in writing its inability to pay, or shall fail to pay, its debts as they become due; or

                  SECTION 9.10. an ERISA Event shall have occurred that when taken together with other ERISA Events that have occurred, could reasonably be expected to result in liability to the Sponsor and the Subsidiaries in an aggregate amount exceeding $1,000,000 or otherwise having a Material Adverse Effect; or

                  SECTION 9.11. any judgment or order for the payment of money in excess of $1,000,000 in the aggregate shall be rendered against the Sponsor or any Subsidiary, and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be a period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  SECTION 9.12. any non-monetary judgment or order shall be rendered against the Sponsor or any Subsidiary that could reasonably be expected to have a Material Adverse Effect, and there shall be a period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  SECTION 9.13. a Change in Control shall occur or exist; or

                  SECTION 9.14. any provision of any Guaranty Agreement shall for any reason cease to be valid and binding on, or enforceable against, any Guarantor, or any Guarantor shall so state in writing, or any Guarantor shall seek to terminate its Guaranty Agreement; or

                  SECTION 9.15. There shall exist or occur any event of default as provided under the terms of any other Operative Document, or any Operative Document ceases to be in full force and effect or the validity or enforceability thereof is disaffirmed by or on behalf of Sponsor or any other Credit Party, or at any time it is or becomes unlawful for Sponsor or any other Credit Party to perform or comply with its obligations under any Operative Document, or the obligations of Sponsor or any other Credit Party under any Operative Document are not or cease to be legal, valid and binding on Sponsor or any such Credit Party;

then upon the occurrence and during the continuation of any such event (each, a "Credit Event"):

the Servicer may, with the consent of the Required Participants, and upon the written request of the Required Participants, shall, take any or all of the following actions, without prejudice to the rights of the Servicer or any Participant to enforce its claims against Sponsor, any other Credit Party, any Borrower or other obligor with respect to any Loan: (i) declare the Commitments terminated, whereupon the Commitments shall terminate immediately and any unpaid Commitment Fee shall forthwith become due and payable without any other notice of any kind (with the express understanding that such termination of the Commitments shall not result in a termination of the Participating Commitments of each Participant or of the obligation of the Servicer to fund any Loan Commitment); (ii) demand that the Sponsor purchase specified or all outstanding Loans and Loan Commitments by paying to the Servicer the Loan Indebtedness of each such Loan and assuming the Servicer's obligations under each Loan Commitment, whereupon such amount shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Sponsor (with the express understanding the limitations on Sponsor's guaranty obligations set forth in Article 10 shall not apply); and
(iii) take any other action and exercise any other remedy available by contract or at law; provided, that, if a Credit Event specified in Sections 9.7, 9.8 or
9.9 shall occur, the result which would occur upon the giving of notice by the Servicer to any Credit Party, shall occur automatically without the giving of any such notice.

In addition, the Servicer may, with the consent of the Required Participants and shall, upon the written request of the Required Participants, (A) to the extent authorized to do so pursuant to the Established Franchisee Loan Agreements (which authorization is limited to certain specified Credit Events), (x) cease funding further Advances pursuant to the Established Franchisee Loan Commitments and (y) declare all Loan Indebtedness outstanding pursuant to the Established Franchisee Loan Commitments to be immediately due and payable in accordance with the terms of the applicable Operative Documents and exercise all rights and remedies provided under the Operative Documents, and (B) give notice to the Startup Franchisee Borrowers that the Startup Franchisee Loan Commitments shall be terminated upon the date which is ninety (90) days after receipt by each such Startup Franchisee Borrower of such notice of termination, subject to such Startup Franchisee Borrower's right to term out advances for the Amortization Period.


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

                                    ARTICLE X
                                    GUARANTY

         In addition to its obligations upon the occurrence of a Credit Event or a Change of Control and its other obligations pursuant to the Operative Documents, the Sponsor hereby agrees as follows:

                  SECTION 10.1. Unconditional Guaranty. The Sponsor hereby unconditionally and irrevocably guarantees to the Servicer, each Participant and any transferee of the Participants, the full and prompt payment of all of the Guaranteed Obligations relating to the Loans and all costs, charges and expenses (including reasonable attorneys' fees) actually incurred or sustained by the Servicer or any Participant in enforcing the obligations of the Sponsor hereunder or the obligations of the Borrowers under the applicable Operative Documents, subject to the limitations set forth in Section 10.2 below. If any portion of the Loan Indebtedness with respect to any Defaulted Loan is not paid by the date specified herein, Sponsor hereby agrees to and will immediately pay the same, without resort by Servicer or any Participant to any other person or party. The obligation of Sponsor to Servicer and the Participants hereunder is primary, absolute and unconditional, except as may be specifically set forth herein. This is a guaranty of payment and not of collection. The obligations of the Sponsor pursuant to this Article 10 constitute a guarantee that is continuing in nature.

The Servicer may, with the consent of the Required Participants and shall, upon the written request of the Required Participants, in the event that the obligations of the Sponsor with respect to a Defaulted Loan have arisen hereunder, request that the Sponsor purchase the Defaulted Loan and related Loan Commitment from the Servicer prior to the acceleration of the Defaulted Loan pursuant to the terms of the applicable Operative Documents for an amount equal to the Loan Indebtedness with respect to such Defaulted Loan, and Sponsor shall promptly upon receipt of such request, but subject to Section 10.2 below, purchase such Defaulted Loan and assume the Loan Commitment related thereto, and such purchase by the Sponsor shall be deemed to be a payment hereunder in such amount.

                  SECTION 10.2. Limitation on Guaranty of Loans. The obligation of the Sponsor pursuant to this Article 10 with respect to the Loans and Loan Commitments shall be limited, as of any date of determination, to an amount (the "MAXIMUM AMOUNT") equal to the greater of (a) fifty percent (50%) of the aggregate outstanding principal amount of the Loans on such date (after giving effect to any payments, recoveries on Collateral or other recoveries made by the Servicer or any Participant on such date with respect to the Loans), (b) three
(3) times the largest aggregate amount of all Loan Commitments (or if the Loan Commitments have been terminated, all outstanding Loans) made to any Borrower and its Borrower Group and (c) $25,000,000; provided that, the Maximum Amount shall not on any date of determination exceed the aggregate outstanding Loan Indebtedness of the Loans. As a material inducement to the Servicer's and each Participant's entering into this Agreement, the parties hereto expressly agree that the Maximum Amount shall be redetermined (and the obligation of the Sponsor to pay such replenished Maximum Amount shall be enforceable by the Servicer and the Participants hereunder) on each day that any Loan Indebtedness remains outstanding pursuant to any Loan regardless of (i) any previous payments made by the Sponsor hereunder on any prior date, whether or not constituting the Maximum Amount payable on such prior date, or (ii) the number of prior demands made by the Servicer or the Participants hereunder; provided that, for purposes of calculating the Maximum Amount, (x) any Defaulted Loan for which a demand has previously been made, or deemed to have been made, pursuant to this Section 10.2 shall not be deemed to be outstanding and (y) demand shall automatically be deemed to have been made with respect to each Defaulted Loan on the date on which the Servicer is authorized to make a demand on the Sponsor with respect to such Defaulted Loan pursuant to Section 4.3 of this Agreement unless such Loan Default arises solely from the occurrence of a Credit Event in which case demand shall be deemed to be made only upon receipt of written request from the Servicer. The foregoing limitation shall not in any way limit the obligation of the Sponsor to purchase the Loans and assume the Loan Commitments relating thereto upon the occurrence of a Credit Event without regard to any limitations set forth in this Article 10.

                  SECTION 10.3. Continuing Guaranty. The obligations of the Sponsor pursuant to this Article 10 constitute a guarantee which is continuing in nature and shall be effective with respect to the full amount outstanding under all Guaranteed Obligations, now existing or hereafter made or extended, regardless of the amount, subject only to the limitations set forth in the preceding Section 10.2.

                  SECTION 10.4. Waivers. The Sponsor hereby waives notice of Servicer's and each Participant's acceptance of this Agreement and the creation, extension or renewal of any Loans or other Guaranteed Obligations. Sponsor hereby consents and agrees that, at any time or times, without notice to or further approval from Sponsor, and without in any way affecting the obligations of Sponsor hereunder, Servicer and the Participants may, with or without consideration (i) release, compromise with, or agree not to sue, in whole or in part, any Borrower or any other obligor, guarantor, endorser or surety on any Loans or any other Guaranteed Obligations, (ii) renew, extend, accelerate, or increase or decrease the principal amount of any Loans or other Guaranteed Obligations, either in whole or in part, (iii) amend, waive, or otherwise modify any of the terms of any Loans or other Guaranteed Obligations or of any mortgage, deed of trust, security agreement, or other undertaking of any of the Borrowers or any other obligor, endorser, guarantor or surety in connection with any Loans or other Guaranteed Obligations, and (iv) apply any payment received from Borrowers or from any other obligor, guarantor, endorser or surety on the Loans or other Guaranteed Obligations to any of the liabilities of Borrowers or of such other obligor, guarantor, endorser, or surety which Servicer may choose, subject, however, to the rights of Sponsor to bring a separate action for any breach of the Operative Documents pursuant to Section 10.11.

                  SECTION 10.5. Additional Actions. Subject to Section 10.11, Sponsor hereby consents and agrees that the Servicer may at any time or times, either with or without consideration, surrender, release or receive any property or other Collateral of any kind or nature


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

whatsoever held by it or for its account securing any Loans or other Guaranteed Obligations, or substitute any Collateral so held by Servicer for other Collateral of like or different kind, without notice to or further consent from Sponsor, and such surrender, receipt, release or substitution shall not in any way affect the obligations of Sponsor hereunder. Subject to Section 10.11, Servicer shall have full authority to adjust, compromise, and receive less than the amount due upon any such Collateral, and may enter into any accord and satisfaction agreement with respect to the same as Servicer may deem advisable without affecting the obligations of Sponsor hereunder. Servicer shall be under no duty to undertake to collect upon such Collateral or any part thereof, and Sponsor's obligations hereunder shall not be affected by Servicer's alleged negligence or mistake in judgment in handling, disposing of, obtaining, or failing to collect upon or perfect a security interest in, any such Collateral.

                  SECTION 10.6. Additional Waivers. Sponsor hereby waives presentment, demand, protest, and notice of dishonor of any of the liabilities guaranteed hereby. Neither Servicer nor any Participant shall have any duty or obligation (i) to proceed or exhaust any remedy against any Borrower, any other obligor, guarantor, endorser, or surety on any Loans or other Guaranteed Obligations, or any other security held by Servicer or any Participant for any Loans or other Guaranteed Obligations, or (ii) to give any notice whatsoever to Borrowers, Sponsor, or any other obligor, guarantor, endorser, or surety on any Loans or other Guaranteed Obligations, before bringing suit, exercising rights to any such security or instituting proceedings of any kind against Sponsor, any Borrower, or any of them, and Sponsor hereby waives any requirement for such actions by Servicer or any Participant. Upon default by any Borrower and Servicer's demand to Sponsor hereunder, Sponsor shall be held and bound to Servicer and each Participant directly as principal debtor in respect of the payment of the amounts hereby guaranteed, such liability of Sponsor being joint and several with each Borrower and all other obligors, guarantors, endorsers and sureties on the Loans or other Guaranteed Obligations, subject, however, to the rights of Sponsor to bring a separate action for any breach of the Operative Documents pursuant to Section 10.11.

                  SECTION 10.7. Postponement of Obligations. Until the Loan and other Guaranteed Obligations of any Borrower to the Servicer and the Participants have been paid in full (i) all present and future indebtedness of such Borrower to Sponsor (the "SUBORDINATED DEBT") is hereby postponed to the present and future indebtedness of such Borrower to Servicer and each Participant, and all monies received from such Borrower or for its account by Sponsor with respect to such Subordinated Debt shall be received in trust for Servicer and the Participants, and promptly upon receipt, shall be paid over to Servicer for distribution to the Participants in accordance herewith until such Borrower's indebtedness to Servicer and the Participants is fully paid and satisfied, all without prejudice to and without in any way affecting the obligations of Sponsor hereunder; provided that unless a Loan Default or Loan Payment Default has occurred and is continuing, the Sponsor may accept and retain any payments made by any Borrower to the Sponsor in the ordinary course of business, and (ii) Sponsor shall not have any rights of subrogation or otherwise to participate in any security held by the Servicer for any Loan to such


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

Borrower or any other Guaranteed Obligations arising therefrom, and Sponsor hereby waives such rights until such time as such Loan and other Guaranteed Obligations have been paid in full to the Servicer and each Participant (whether by repurchase by the Sponsor, pursuant to this Article 10 or otherwise).

                  SECTION 10.8. Effect on Additional Guaranties. The obligations of the Sponsor pursuant to this Article 10 are in addition to, and are not intended to supersede or be a substitute for any other guarantee, suretyship agreement, or instrument which Servicer may hold in connection with any Loans or other Guaranteed Obligations.

                  SECTION 10.9. Reliance on Guaranty and Purchase Obligation; Disclaimer of Liability Sponsor expressly acknowledges and agrees that each of the Servicer and the Participants, in making its credit decision with regard to the funding of the Loans, will rely solely upon the guaranty and purchase obligation of Sponsor set forth above and that neither the Servicer nor any Participant is under any obligation or duty to perform any credit analysis or investigation with regard to the creditworthiness of any Borrower. In addition, the Servicer expressly disclaims any responsibility or liability for the authenticity of signatures on any of the Loan Documents (other than the Servicer's), the authority of the Persons executing the Loan Documents (other than the Servicer) or the enforceability or compliance with laws of any of the Loan Documents.

         SPONSOR EXPRESSLY ACKNOWLEDGES AND AGREES THAT SPONSOR'S GUARANTY OBLIGATIONS TO PURCHASE LOANS UNDER THIS AGREEMENT ARE ABSOLUTE AND UNCONDITIONAL. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SPONSOR'S OBLIGATION SHALL NOT BE AFFECTED BY THE EXISTENCE OF ANY DEFAULT BY ANY BORROWER UNDER THE APPLICABLE LOAN DOCUMENTS, ANY EXCHANGE, RELEASE OR NONPERFECTION OF ANY LIEN WITH RESPECT TO ANY COLLATERAL SECURING PAYMENT OF ANY LOAN, THE SUBSTITUTION OR RELEASE OF ANY ENTITY PRIMARILY OR SECONDARILY LIABLE FOR ANY LOAN, ANY LACK OF ENFORCEABILITY OF ANY LOAN DOCUMENT, ANY LAW, REGULATION, OR ORDER OF ANY JURISDICTION AFFECTING ANY LOAN OR LOAN DOCUMENT OR THE RIGHTS OF THE HOLDER THEREOF, ANY CHANGE IN THE CONDITION OR PROSPECTS OF THE SPONSOR, INCLUDING WITHOUT LIMITATION, INSOLVENCY, BANKRUPTCY, REORGANIZATION OR SIMILAR PROCEEDING, OR ANY OTHER CIRCUMSTANCE WHICH MIGHT, BUT FOR THE PROVISIONS OF THIS PARAGRAPH, CONSTITUTE A LEGAL OR EQUITABLE DISCHARGE OF SPONSOR'S OBLIGATIONS HEREUNDER. SPONSOR'S OBLIGATIONS HEREUNDER SHALL NOT BE AFFECTED BY ANY SET-OFF OR CLAIM WHICH IT MIGHT HAVE AGAINST THE SERVICER OR ANY PARTICIPANT, WHETHER ARISING OUT OF THIS AGREEMENT OR OTHERWISE, BUT SUBJECT TO SECTION
         10.12 BELOW.


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

                  SECTION 10.10. Reinstatement of Obligations. The obligations of the Sponsor pursuant to the Operative Documents shall continue to be effective or be reinstated, as the case may be, if at any time payment or any part thereof, of principal of, interest on or any other amount with respect to any Loan or any obligation of Sponsor pursuant to the Operative Documents is rescinded or must otherwise be restored by the Servicer or any Participant upon the bankruptcy or reorganization of Sponsor, any Borrower or any guarantor or otherwise.

                  SECTION 10.11. Right to Bring Separate Action. Nothing contained in this Article 10 shall be construed to affect any other right that Sponsor may otherwise have under this Agreement, or any Operative Document or Loan Documents, at law or in equity to institute an action or assert a claim against the Servicer or any Participant based upon a breach of Servicer's or such Participant's obligations set forth in the Operative Documents or Loan Documents or to assert a compulsory counterclaim with respect thereto and any waiver of notice or other matter set forth in this Article 10 shall not affect Sponsor's right to seek damages arising from the failure of the Servicer to give such notice otherwise required by the terms of the Operative Documents or Loan Documents.

                  SECTION 10.12. Subordination of Liens. The Sponsor hereby subordinates the lien and priority of the Sponsor's existing and future liens and other interests, if any, in and to the Collateral to the Servicer's existing and future interest in the Collateral under the Loan Documents notwithstanding the time of attachment of the interests of the Sponsor or the Servicer or the time the Loan Indebtedness or the Subordinated Debt is incurred. Notwithstanding anything to the contrary contained in this Agreement, under applicable law or otherwise, in the event that the liens of the Servicer are at any time unperfected with respect to any or all of the Collateral, the lack of perfection by the Servicer as to any such Collateral shall not affect the validity, enforceability or priority of any lien on the Collateral in favor of the Sponsor. In any such event, the liens of the Sponsor shall have priority over any and all other Liens in favor of any third party with respect to the Collateral (including, but not limited to any trustee under the Bankruptcy Code) and the Sponsor shall be, and is hereby constituted, as the Servicer's agent and bailee for purposes of perfection of the Liens of the Servicer in the Collateral such that the Lien in favor of the Sponsor shall be held by the Sponsor for the benefit of the Servicer and the proceeds of any disposition of the Collateral of any Borrower shall be and are in all respects subject to the priority of right to payment and satisfaction of first, the Loan Indebtedness of such Borrower and then, the Subordinated Debt with respect to such Borrower. The lien priorities provided in this Section shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or refinancing of either the applicable Loan Indebtedness or the Subordinated Debt, nor by any action or inaction which either the Servicer or the Borrowers may take or fail to take in respect of the Collateral, except as otherwise provided above in this subsection.

                  SECTION 10.13. Exercise of Remedies With Respect to
Collateral.


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

                  (a) Until the Loan Indebtedness of any Borrower has been fully and indefeasibly paid in cash, the Sponsor shall not, without the prior written consent of the Servicer, ask, demand, assign, declare a default under, sue for, liquidate, sell, foreclose, set off, collect, accept a surrender, petition, commence or otherwise initiate any bankruptcy action (or join any other Person in so doing) against the Borrower or its assets or otherwise realize or seek to realize upon all or any part of the Collateral without the prior written consent of the Servicer or as expressly authorized hereunder. In the event that following the occurrence of a Loan Default, the Servicer may from time to time execute releases, partial releases, terminations, reconveyances, subordinations or other documents releasing or otherwise limiting the Servicer's interests in the Collateral in connection with the exercise of the Servicer's remedies or the refinancing of the Defaulted Loan, the Sponsor agrees to execute and deliver at such time such further documents as the Servicer may require to effect a corresponding change to the Sponsor's position in the same Collateral.

                  (b) In the event that the Loan Indebtedness of any Defaulted Loan is not repaid or repurchased by the Sponsor as set forth herein, the Servicer, on behalf of the Participants, shall have the exclusive right to exercise and enforce all privileges and rights with respect to the Collateral according to the Servicer's discretion and the exercise of its business judgment, including, without limitation, the exclusive right to take or retake control or possession of such Collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate such Collateral. (c) Only the Servicer, acting on behalf of the Participants, shall have the right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of Collateral following the occurrence of a Loan Default where the Loan Indebtedness is not repaid or repurchased by the Sponsor in accordance with the terms hereof. In the event the Servicer releases its Liens on all or any part of the Collateral, the Sponsor will, immediately upon the request of the Servicer, release its Liens upon the same Collateral, but only to the extent such Collateral is sold or otherwise disposed of by the Borrower with the consent of the Servicer or in a commercially reasonable manner by the Servicer or its agents. The Sponsor will immediately deliver such releases, acknowledgments and other documents as the Servicer may require in connection therewith.

                  (d) (i) In exercising its rights pursuant to this Section 10.13, the Servicer agrees that it will not release Liens or Collateral or commence enforcement actions under the Loan Documents without the direction of the Required Participants. The Servicer agrees to administer the Loan Documents and the Collateral and to make such demands and give such notices thereunder as the Required Participants may request and to take such action to enforce the Loan Documents and to realize upon, collect and dispose of the Collateral as the Required Participants may direct. The Servicer shall not be required to take any action that is, in its opinion, contrary to law or the terms of the Loan Documents or the Operative Documents or that would, in the opinion of the Servicer, subject it or any of its officers, employees, agents or directors to liability and the Servicer shall not be required to take any action unless and until it is indemnified to its satisfaction by the Participants for any loss, cost or liability resulting from any required action.

                  (ii) The Servicer may at any time request directions from the Required Participants as to any course of action or other matter relating hereto or relating to any of the Loan Documents. Except as otherwise provided in this Agreement, directions of the Required Participants shall be binding on all Participants hereunder.

                  (iii) Nothing set forth in this Section 10.13 shall modify the rights of the Servicer set forth in Section 3.1.

                  SECTION 10.14. Rights Of Sponsor Upon Payment; Cooperation By Servicer. Upon receipt by the Servicer of payment in full of the Loan Indebtedness of a Defaulted Loan by Sponsor, Sponsor shall be subrogated to the rights of the Servicer with respect to the Loan and the Servicer shall be deemed to have assigned to Sponsor, and Sponsor shall, to the extent permitted by applicable law, automatically, immediately and without further action by any Person, be entitled to, all rights and remedies that the Servicer may have had against the Defaulted Borrower and any other Persons primarily or secondarily liable on such Defaulted Loan, including without limitation the right to resort to any and all Collateral which secures the Defaulted Loan, and the Sponsor shall, automatically, immediately and without further action, be deemed to have assumed all obligations of the Servicer under the Loan Commitment and the Operative Documents with respect to such Defaulted Loan, and the Servicer shall be released from any further obligations with respect thereto. The Servicer agrees that, upon receipt of payment in full of the Loan Indebtedness, the Servicer shall:

                  (a) execute on a timely basis, without recourse, representation or warranty of any kind (except as to its own title), all such instruments and documents as are reasonably requested in order to evidence Sponsor's rights hereunder or permit Sponsor to exercise such rights;

                  (b) permit Sponsor at reasonable times and as often as may be reasonably requested to discuss with appropriate Servicer employees and officers the Servicer's experience, relationships, books, accounts and files and to review the Servicer's loan files relating to the purchased Defaulted Loan (and Sponsor hereby agrees to keep all such information confidential); and

                  (c) otherwise reasonably cooperate with Sponsor in the exercise of Sponsor's rights.

Sponsor shall reimburse the Servicer for its expenses reasonably and actually incurred in complying with this Section.


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

                                   ARTICLE XI
                                 INDEMNIFICATION

                  SECTION 11.1. Indemnification.

                  (a) In addition to the other rights of the Servicer and the Participants hereunder, Sponsor hereby agrees to protect, indemnify and save harmless the Servicer, each Participant, and the officers, directors, shareholders, employees, agents and representatives thereof (each an "Indemnified Party") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs (including, without limitation, reasonable attorney fees and costs actually incurred), expenses or disbursements of any kind or nature whatsoever, whether direct, indirect, consequential or incidental, with respect to or in connection with or arising out of (i) the execution and delivery of this Agreement, any other Operative Document or any agreement or instrument contemplated hereby or thereby, including without limitation, the Loan Documents, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby, (ii) the making or administration of the Loan Commitments, the Loans or any of them, including any violation of federal or state usury or other laws, provided that with respect to clauses (i) and (ii), Sponsor shall have no obligation to indemnify the Servicer and all Participants for more than one (1) counsel's reasonable fees and expenses, (iii) the enforcement, performance and administration of this Agreement or the Loan Documents or any powers granted to the Servicer hereunder or under any Loan Documents, (iv) any misrepresentation of the Sponsor hereunder, (v) any matter arising pursuant to any Environmental Laws as a result of the Collateral or (vi) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether or not the Indemnified Party is a named party thereto, except to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnified Party or arise solely from the nonpayment of any Loan Indebtedness notwithstanding the performance by Sponsor of all of its obligations under the Operative Documents relating to such Loan Indebtedness.

                  (b) Without limiting the generality of the foregoing, and separate and apart from any obligation of Sponsor pursuant to Article 10, Sponsor agrees to indemnify and hold harmless each Indemnified Party from and against, and on demand will pay or reimburse any Indemnified Party for, any and all (i) liabilities arising from a breach of any representation or warranty made by Sponsor hereunder (whether or not Sponsor's obligations under Article 10 have been satisfied), (ii) any breach by Sponsor of its agreements with the Borrowers, (iii) any overadvance to any Borrower caused by the transfer of ACH transfer instructions from the Aaron's Proprietary System to the Servicer by Sponsor resulting in aggregate advances to such Borrower in excess of the Loan Commitment to such Borrower, and (iv) any breach by Sponsor of the terms of its MicroACH Service Agreement with the Servicer or any failure by Sponsor to maintain such agreement in full force and effect.

                  (c) This indemnity shall survive the termination of this Agreement.

                  SECTION 11.2. Notice Of Proceedings; Right To Defend

                  (a) Any Person with an indemnification claim (or potential claim) pursuant to Section 11.1 ("POTENTIAL INDEMNITEE") agrees to notify Sponsor (the "Potential Indemnitor") in writing within a reasonable time after receipt by it of written notice of the commencement of any administrative, legal or other proceeding, suit or action by a Person (other than Indemnitee or an affiliate thereof), if a claim for indemnification may be made by the Potential Indemnitee against the Potential Indemnitor under this Article 11.

                  (b) Following receipt by the Potential Indemnitor of any such notice from a Potential Indemnitee, (an "INDEMNITY NOTICE"), the Potential Indemnitor shall be entitled at its own cost and expense to investigate and participate in the proceeding, suit or action referred to in the Indemnity Notice. At such time as the Potential Indemnitor shall have acknowledged in writing to the Potential Indemnitee that it will pay any judgment, damages, or losses incurred by the Potential Indemnitee in the proceeding, suit or action referred to in the Indemnity Notice other than those for gross negligence or willful misconduct on the part of the Potential Indemnitee (at which time the "Potential Indemnitor" shall be deemed to be the "Indemnitor" and the "Potential Indemnitee" shall be deemed to be the "Indemnitee"), the Indemnitor shall be entitled, to the extent that it shall desire, to assume the defense of such proceeding, suit or action, with counsel reasonably satisfactory to the Indemnitee. If the Indemnitor shall so assume the defense of such proceeding, suit or action, the Indemnitor shall conduct such defense with due diligence and at its own cost and expense.

                  (c) In the event that the Indemnitor so assumes the defense of such proceeding, suit or action, the Indemnitor shall not be entitled to settle such proceeding, suit or action without the written consent of the Indemnitee, provided that in the event that the Indemnitee does not consent to such settlement not to be unreasonably withheld or delayed (i) the Indemnitor's indemnification liability in connection with such proceeding, suit or action shall not exceed the amount of such proposed settlement and (ii) Indemnitee shall assume and pay all costs and expenses, including reasonable attorneys' fees, incurred by Indemnitor from the date that the Indemnitor presented the Indemnitee the terms of the proposed settlement. An Indemnitor shall not be liable to an Indemnitee for any settlement of a claim in any proceeding, suit or other action referred to in an Indemnity Notice, consented to by the Indemnitee without the consent of the Indemnitor.

                  (d) A Potential Indemnitor shall be liable to a Potential Indemnitee for a settlement of a claim in any proceeding, suit or other action referred to in an Indemnity Notice consented to by such Potential Indemnitee only if (i) such Potential Indemnitor first had a reasonable opportunity to investigate such claim and participate in such proceeding, suit or action, (ii) the Potential Indemnitee gave the Potential Indemnitor at least ten (10) Business Days notice of the proposed terms of such settlement prior to entering into such settlement and (iii) the

Potential Indemnitor did not acknowledge in writing to the Potential Indemnitee, by the expiration of such ten (10) Business Days period, or such longer period as may be agreed to by the Potential Indemnitee and Potential Indemnitor that it would pay any judgment, damages or losses incurred by the Potential Indemnitee in such proceeding suit or action.

                  SECTION 11.3. Third Party Beneficiaries No Persons shall be deemed to be third party beneficiaries of this Agreement. Except as expressly otherwise provided in this Agreement, this Agreement is solely for the benefit of Sponsor and the Servicer, the Participants and their respective successors and permitted assigns, and no other Person shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement.

                                   ARTICLE XII
                            SURVIVAL OF LOAN FACILITY

         The terms of this Loan Facility Agreement shall survive the termination of the Commitments hereunder and the termination of any Loan Commitment established pursuant the terms hereof until the indefeasible payment in full of each of the Loans outstanding hereunder and Article 13 shall survive the termination of this Agreement upon such repayment.

                                  ARTICLE XIII
                              CONDITIONS PRECEDENT

         This Agreement shall not become effective, the Existing Loan Facility Agreement shall remain in full force and effect, the Sponsor shall have no rights under this Agreement and neither the Servicer nor the Participants shall be obligated to take, fulfill or perform any action hereunder, until the following conditions have been fulfilled to the satisfaction of the Servicer:

                  SECTION 13.1. Receipt of Documents.

         The Servicer shall have received the following, each dated as of the Effective Date, in form and substance satisfactory to the Servicer and (except in the case of the Fee Letter) the Participants:

                  (a)      Duly executed counterparts of this Agreement.

                  (b) Duly executed counterparts of the Servicing Agreement and the Fee Letter.

                  (c)      Duly executed counterparts of the Guaranty Agreement.

                  (d) A duly executed closing certificate of Sponsor, in form and substance satisfactory to the Servicer and each Participant.

                  (e) A duly executed certificate of Sponsor identifying the Authorized Signatories, in form and substance satisfactory to the Servicer and each Participant;

                  (f) Copies of the organizational papers of Sponsor and each Guarantor, certified as true and correct by the Secretaries of State of their respective States of incorporation, and certificates from the Secretaries of State of such States of incorporation certifying Sponsor's and each Guarantor's good standing as a corporation in such State.

                  (g) A certificate of the Secretary or Assistant Secretary of each of Sponsor and each Guarantor certifying (i) the names and true signatures of the officers of Sponsor and each Guarantor authorized to execute the Guaranty Agreement, this Agreement, the Servicing Agreement and the other Operative Documents to be delivered hereunder to which each is a party, (ii) the bylaws of Sponsor and each Guarantor, respectively, and (iii) the resolutions of the Board of Directors of each of Sponsor and each Guarantor, respectively, approving the Operative Documents to which each is a party and the transactions contemplated hereby.

                  (h) A favorable written opinion of Kilpatrick Stockton, LLP, counsel for Sponsor and Guarantors, in a form satisfactory to the Servicer and each Participant and covering such matters relating to the transactions contemplated hereby as the Servicer may reasonably request.

                  (i) All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident hereto or delivered in connection therewith shall be satisfactory in form and substance to the Servicer and the Participants.

In addition, each of the Participants shall have received a duly executed Participation Certificate from the Servicer.

                  SECTION 13.2. EFFECT OF AMENDMENT AND RESTATEMENT. Upon this Agreement becoming effective pursuant to Section 13.1:

                  (a) the terms and conditions of the Existing Loan Facility Agreement shall be amended as set forth herein and, as so amended, shall be restated in their entirety, but only with respect to the rights, duties and obligations between Sponsor, Servicer and Participants accruing from and after the Effective Date;

                  (b) this Agreement shall not in any way release or impair the rights, duties, or obligations created pursuant to the Existing Loan Facility Agreement and any other Operative Document or affect the relative priorities thereof, in each case to the extent in force and effect thereunder as of the Effective Date and except as modified hereby or by documents, instruments and agreements executed and delivered in connection herewith, and all of such rights, duties, and obligations are assumed, ratified and affirmed by Sponsor;

                  (c) all indemnification obligations of Sponsor under the Existing Loan Facility Agreement and any other Operative Documents shall survive the execution and delivery of this Agreement and shall continue in full force and effect for the benefit of Servicer, each Participant and any other Person indemnified under the Existing Loan Facility Agreement or any other Operative Document at any time prior to the Effective Date;

                  (d) all Existing Loans, Existing Loan Commitments and Existing Notes shall, to the extent outstanding on the Effective Date, be deemed to be Loans, Loan Commitments and Notes, respectively, outstanding under this Agreement and shall not be deemed to be paid, released, discharged or otherwise satisfied by the execution of this Agreement, and this Agreement shall not constitute a refinancing, substitution or novation of such Loans, Loan Commitments and Notes, or any of the other rights, duties and obligations of the parties hereunder; and

                  (e) any and all references to the Existing Loan Facility Agreement shall, without further action of the parties, be deemed a reference to the Existing Loan Facility Agreement, as amended and restated by this Agreement, and as this Agreement shall be further amended or amended and restated from time to time hereafter.

                                   ARTICLE XIV
                                  THE SERVICER

                  SECTION 14.1. Appointment of Servicer as Agent. To the extent of its ownership interest in the Loans, each Participant hereby designates Servicer as its agent to administer all matters concerning the Loans and to act as herein specified. Each Participant hereby irrevocably authorizes the Servicer to take such actions on its behalf under the provisions of this Agreement, the other Operative Documents, and all other instruments and agreements referred to herein or therein, and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Servicer by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Servicer may perform any of its duties hereunder by or through its agents or employees.

                  SECTION 14.2. Nature of Duties of Servicer. The Servicer shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Operative Documents. None of the Servicer nor any of its respective officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct. The Servicer shall not have by reason of this Agreement a fiduciary relationship in respect of any Participant; and nothing in this Agreement, express or implied, is intended to or shall be so construed as to impose upon the Servicer any obligations in respect of this Agreement or the other Operative Documents except as expressly set forth herein.


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

                  SECTION 14.3.  Lack of Reliance on the Servicer.

                  (a) Independently and without reliance upon the Servicer, each Participant, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Credit Parties in connection with the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the creditworthiness of the Credit Parties, and, except as expressly provided in this Agreement, the Servicer shall have no duty or responsibility, either initially or on a continuing basis, to provide any Participant with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter.

                  (b) The Servicer shall not be responsible to any Participant for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, priority or sufficiency of this Agreement, the Guaranty Agreement, and Loan Document or any other documents contemplated hereby or thereby, or the financial condition of the Credit Parties or any Borrower, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Guaranty Agreement or the other documents contemplated hereby or thereby, or the financial condition of the Credit Parties or any Borrower, or the existence or possible existence of any Unmatured Credit Event or Credit Event.

                  SECTION 14.4. Certain Rights of the Servicer. If the Servicer shall request instructions from the Required Participants with respect to any action or actions (including the failure to act) in connection with this Agreement, the Servicer shall be entitled to refrain from such act or taking such act, unless and until the Servicer shall have received instructions from the Required Participants; and the Servicer shall not incur liability in any Person by reason of so refraining. Without limiting the foregoing, no Participant shall have any right of action whatsoever against the Servicer as a result of the Servicer acting or refraining from acting hereunder in accordance with the instructions of the Required Participants.

                  SECTION 14.5. Reliance by Servicer. The Servicer shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cable gram, radiogram, order or other documentary, teletransmission or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person. The Servicer may consult with legal counsel (including counsel for any Credit Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

                  SECTION 14.6. Indemnification of Servicer. To the extent the Servicer is not reimbursed and indemnified by the Credit Parties, each Participant will reimburse and indemnify the Servicer, ratably according to the respective Pro Rata Shares, in either case, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Servicer in performing its duties hereunder, in any way relating to or arising out of this Agreement or the other Operative Documents; provided that no Participant shall be liable to the Servicer for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Servicer's gross negligence or willful misconduct.

                  SECTION 14.7. The Servicer in its Individual Capacity. With respect to its obligations under this Agreement and the amounts advanced by it, the Servicer shall have the same rights and powers hereunder as any other Participant and may exercise the same as though it were not performing the duties specified herein; and the terms "Participants", "Required Participants", or any similar terms shall, unless the context clearly otherwise indicates, include the Servicer in its individual capacity. The Servicer may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with the Consolidated Companies or any affiliate of the Consolidated Companies as if it were not performing the duties specified herein, and may accept fees and other consideration from the Consolidated Companies for services in connection with this Agreement and otherwise without having to account for the same to the Participants.

                  SECTION 14.8. Holders of Participation Certificates. The Servicer may deem and treat the payee of any Participation Certificate as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Servicer. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Participation Certificate shall be conclusive and binding on any subsequent holder, transferee or assignee of such Participation Certificate or of any Participation Certificate or Certificates issued in exchange therefor.

                                   ARTICLE XV
                                  MISCELLANEOUS

                  SECTION 15.1. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, telecopy or similar teletransmission or writing) and shall be given to such party at its address or applicable teletransmission number set forth on the signature pages hereof, or such other address or applicable teletransmission number as such party may hereafter specify by notice to the Servicer and Sponsor. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, (iii) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and the appropriate confirmation is received, or (iv) if given by any other means (including, without limitation, by air courier), when delivered or received at the address specified in this Section; provided that notices to the Servicer shall not be effective until received.

                  SECTION 15.2. Amendments, Etc. No amendment or waiver of any provision of this Agreement or the other Operative Documents, nor consent to any departure by any Credit Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Participants (and in the case of any amendment, the applicable Credit Party), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall, unless in writing and signed by all the Participants do any of the following:
(i) waive any of the conditions specified in Section 2.1 or 11.1, (ii) increase the Participating Commitment Amounts or contractual obligations of the Participants to Servicer or Sponsor under this Agreement, (iii) reduce the principal of, or interest on, the Participation Certificates or any fees hereunder, (iv) postpone any date fixed for the payment in respect of principal of, or interest on, the Participation Certificates or any fees hereunder, (v) agree to release any Guarantor from its obligations under any Guaranty Agreement or the Sponsor from its obligations pursuant to this Agreement, (vi) modify the definition of "Required Participants," or (vii) modify Section 2.9, Article 4,
Article 10 or this Section 15.2. Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by the Servicer in addition to the Participants required hereinabove to take such action, affect the rights or duties of the Servicer under this Agreement or under any other Operative Document or Loan Document. In addition, notwithstanding the foregoing, the Servicer and the Sponsor may, without the consent of or notice to the Participants, enter into amendments, modifications or waivers with respect to the Servicing Agreement and the Fee Letter as long as such amendments or modifications do not conflict with the terms of this Agreement.

                  SECTION 15.3. No Waiver; Remedies Cumulative. No failure or delay on the part of the Servicer or any Participant in exercising any right or remedy hereunder or under any other Operative Document, and no course of dealing between any Credit Party and the Servicer or any Participant shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder or under any other Operative Document preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Servicer or any Participant would otherwise have. No notice to or demand on any Credit Party not required hereunder or under any other Operative Document in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Servicer or the Participants to any other or further action in any circumstances without notice or demand.

                  SECTION 15.4. Payment of Expenses, Etc. Sponsor shall:

                  (a) whether or not the transactions hereby contemplated are consummated, pay all reasonable, out-of-pocket costs and expenses of the Servicer in the administration (both before and after the execution hereof and including reasonable expenses actually incurred relating to advice of counsel as to the rights and duties of the Servicer and the Participants with respect thereto) of, and in connection with the preparation, execution and delivery of, preservation of rights under, enforcement of, and, after a Unmatured Credit Event or Credit Event, refinancing, renegotiation or restructuring of, this Agreement and the other Operative Documents and the documents and instruments referred to therein, and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees actually incurred and disbursements of counsel for the Servicer), and in the case of enforcement of this Agreement or any Operative Document after a Credit Event, all such reasonable, out-of-pocket costs and expenses (including, without limitation, the reasonable fees actually incurred and reasonable disbursements and changes of counsel), for any of the Participants; and

                  (b) Pay and hold the Servicer and each of the Participants harmless from and against any and all present and future stamp, documentary, and other similar Taxes with respect to this Agreement, the Participation Certificates, the Loan Documents and any other Operative Documents, any collateral described therein, or any payments due thereunder, and save the Servicer and each Participant harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such Taxes.

                  SECTION 15.5. Right of Setoff. In addition to and not in limitation of all rights of offset that any Participant may have under applicable law, each Participant shall, upon the occurrence of any Credit Event and whether or not such Participant has made any demand or any Credit Party's obligations have matured, have the right to appropriate and apply to the payment of any Credit Party's obligations hereunder and under the other Operative Documents, all deposits of any Credit Party (general or special, time or demand, provisional or final) then or thereafter held by and other indebtedness or property then or thereafter owing by such Participant or other holder to any Credit Party, whether or not related to this Agreement or any transaction hereunder.

                  SECTION 15.6. Benefit of Agreement; Assignments;
Participations.

                  (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that Sponsor may not assign or transfer any of its interest hereunder without the prior written consent of the Participants.

                  (b) Any Participant may make, carry or transfer Loans at, to or for the account of, any of its branch offices or the office of an Affiliate of such Participant.

                  (c) Each Participant may assign all of its interests, rights and obligations under this Agreement (including all of its Participating Commitments and the Funded

Participant's Interest at the time owing to it and the Participation Certificates held by it) to any Eligible Assignee; provided, however, that (i) the Sponsor and the Servicer shall each have given its prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed) unless such assignment is to an Affiliate of the assigning Participant or, in the case of the Sponsor, unless a Credit Event has occurred and is continuing hereunder, (ii) unless the Participant is assigning its entire Participating Commitment, the Participating Commitment Amount of the assigning Participant subject to each assignment (determined as of the date the assignment and acceptance with respect to such assignment is delivered to the Servicer) shall not be less than the lesser of (x) 50% of the amount of its Original Participating Commitment or (y) $1,000,000 and shall be divided pro rata between the two Facilities, and (iii) the parties to each such assignment shall execute and deliver to the Servicer an Assignment and Acceptance, together with the Participation Certificate subject to such assignment and, unless such assignment is to an Affiliate of such Participant, a processing and recordation fee of $1,000. Within ten (10) Business Days after receipt of the notice and the Assignment and Acceptance, Servicer shall execute and deliver, in exchange for the surrendered Participation Certificate, a new Participation Certificate to the order of the assignor and such assignee in a principal amount equal to the applicable Participating Commitment Amount retained and assumed by it, respectively, pursuant to such Assignment and Acceptance. Such new Participation Certificate shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Participation Certificate, shall be dated the date of the surrendered Participation Certificate which it replaces, and shall otherwise be in substantially the form attached hereto.

                  (d) Each Participant may, without the consent of Sponsor or the Servicer, sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Participating Commitment and the Funded Participant's Interest owing to it), provided, however, that (i) no Participant may sell a participation in its Participating Commitment (after giving effect to any permitted assignment hereof) unless it retains an aggregate exposure of 25% of its original Participating Commitment Amount, provided, however, sales of participations to an Affiliate of such Participant shall not be included in such calculation; provided, however, no such maximum amount shall be applicable to any such participation sold at any time there exists an Credit Event hereunder,
(ii) such Participant's obligations under this Agreement shall remain unchanged,
(iii) such Participant shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iv) the participating bank or other entity shall not be entitled to the benefit (except through its selling Participant) of the cost protection provisions contained in Article 2 of this Agreement, and (v) Sponsor, Servicer and the other Participants shall continue to deal solely and directly with each Participant in connection with such Participant's rights and obligations under this Agreement and the other Operative Documents, and such Participant shall retain the sole right to enforce the obligations of Sponsor relating to the Loans and to approve any amendment, modification or waiver of any provisions of this Agreement (other than an amendment requiring approval of 100% of the Participants). Each Participant shall promptly notify in writing the Servicer and the Sponsor of any sale of a participation hereunder and shall certify to Sponsor and Servicer its compliance with the terms hereof.

                  (e) Any Participant or participant may, in connection with the assignment or participation or proposed assignment or participation, pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant any information relating to Sponsor or the other Consolidated Companies furnished to such Participant by or on behalf of Sponsor or any other Consolidated Company. With respect to any disclosure of confidential, non-public, proprietary information, such proposed assignee or participant shall agree to use the information only for the purpose of making any necessary credit judgments with respect to this credit facility and not to use the information in any manner prohibited by any law, including without limitation, the securities laws of the United States. The proposed participant or assignee shall agree not to disclose any of such information except (i) to directors, employees, auditors or counsel to whom it is necessary to show such information, each of whom shall be informed of and shall acknowledge the confidential nature of the information,
(ii) in any statement or testimony pursuant to a subpoena or order by any court, governmental body or other agency asserting jurisdiction over such entity, or as otherwise required by law (provided prior notice is given to Sponsor and the Servicer unless otherwise prohibited by the subpoena, order or law), and (iii) upon the request or demand of any regulatory agency or authority with proper jurisdiction. The proposed participant or assignee shall further agree to return all documents or other written material and copies thereof received from any Participant, the Servicer or Sponsor relating to such confidential information unless otherwise properly disposed of by such entity.

                  (f) Any Participant may at any time assign all or any portion of its rights in this Agreement to a Federal Reserve Bank; provided that no such assignment shall release the Participant from any of its obligations hereunder.

                  (g) Notwithstanding any provision of this Agreement to the contrary, the Servicer, together with its Affiliates, shall at all times retain a Participating Commitment in an amount at least equal to 20% of the aggregate principal amount of all outstanding Loan Commitments.

                  SECTION 15.7. Governing Law; Submission to Jurisdiction.

                  (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA.

                  (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT MAY BE BROUGHT IN THE SUPERIOR COURT OF FULTON COUNTY, GEORGIA, OR ANY OTHER COURT OF THE STATE OF GEORGIA OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF GEORGIA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, SPONSOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE

AFORESAID COURTS. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE TRIAL BY JURY, AND SPONSOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

                  (c) Nothing herein shall affect the right of the Servicer, any Participant, or any Credit Party to commence legal proceedings or otherwise proceed against Sponsor in any other jurisdiction.

                  SECTION 15.8. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                  SECTION 15.9. Severability. In case any provision in or obligation under this Agreement or the other Operative Documents shall be invalid, illegal or unenforceable, in whole or in part, in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  SECTION 15.10. Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitation of, another covenant, shall not avoid the occurrence of a Unmatured Credit Event or an Credit Event if such action is taken or condition exists.

                  SECTION 15.11. No Joint Venture. Nothing in this Agreement, the Servicing Agreement or any of the Loan Documents shall be construed as constituting Sponsor and the Servicer or any Participant as partners or joint venturers or as creating the relationship of employer and employee, master and servant, principle and agent, or franchisor or franchisee between Sponsor and the Servicer or any Participant. Neither Sponsor nor Servicer or any Participant shall have any right or authority to bind the other party or to assume or create any obligation or responsibility, express or implied, on behalf of the other party or in the other party's name. All rights, duties and obligations under this Agreement and the Operative Documents are exclusively for the benefit of Sponsor and the Servicer and Participants, as the case may be, and shall not be deemed to affect any agreement between either of such parties and any third party (including, without limitation, any Borrower).

                  SECTION 15.12. Repurchase Right. Sponsor may at any time (upon thirty (30) days' prior written notice to Servicer) purchase from Servicer all Loans and Loan Commitments and all rights, titles and interests of the Servicer and the Participants in and to the Loan Documents and the Collateral relating thereto for a purchase price (payable in immediately available funds) equal to the aggregate Loan Indebtedness, plus all amounts otherwise owing by the Sponsor pursuant to the Operative Documents, and the Servicer shall assign, without recourse, representation or warranty (except as to its own title), its right, title and interest therein to Sponsor upon the Servicer's receipt of such purchase price. Thereafter, Servicers shall have no responsibility with respect to any Loans or Loan Commitments.

                  SECTION 15.13. Confidentiality. Each Participant agrees that it will maintain in confidence and will not disclose, publish or disseminate, to any Person, any confidential information which it has or shall acquire during the term of this Agreement relating to the business, operations and condition, financial or otherwise of the Sponsor or any Borrower, except that such information may be disclosed by such Participant if and to the extent that:

                  (a) such information is in the public domain at the time of disclosure;

                  (b) such information is required to be disclosed by subpoena or similar process of applicable law or regulations;

                  (c) such information is required to be disclosed to any regulatory or administrative body or commission to whose jurisdiction such Participant or any of its Affiliates may be subject;

                  (d) such information is disclosed to counsel, auditors or other professional advisors to such Participant or to affiliates of such Participant provided that such affiliates agree to keep such information confidential as set forth herein;

                  (e) such information is disclosed with the prior written consent of the Sponsor or the relevant Borrower, as the case may be, which consent shall not be unreasonably withheld or delayed;

                  (f) such information is disclosed in connection with any litigation or dispute between such Participant and the Sponsor or any Borrower concerning the Operative Documents or the Loan Documents of such Borrower;

                  (g) such information is disclosed in connection with a prospective assignment, grant of a participation interest in or other transfer by such Participant of any of its interest in the Operative Documents, provided that the Person to whom such information shall be disclosed shall have agreed to keep such information confidential as set forth herein;

                  (h) such information was in the possession of such Person or such Person's affiliates without obligation of confidentiality prior to such Participant furnishing it to such Person; or

                  (i) such information is received by such Participant, without restriction as to its disclosure or use, from a Person, who, to such Participant's knowledge or reasonable belief, was not prohibited from disclosing it by any duty of confidentiality.

                  (j) Each Participant agrees to use its best efforts to give the Sponsor prompt notice of any subpoena or similar process referred to in clause (ii) above, provided that such Participant shall have no liability in event such notice is not given.

                  SECTION 15.14. Headings Descriptive; Entire Agreement. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. This Agreement, the other Operative Documents, and the agreements and documents required to be delivered pursuant to the terms of this Agreement constitute the entire agreement among the parties hereto and thereto regarding the subject matters hereof and thereof and supersede all prior agreements, representations and understandings related to such subject matters.

                       [Signatures Set Forth on Next Page]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

Address for Notices:                         AARON RENTS, INC.


309 East Paces Ferry Road, NE                By:
Atlanta, Georgia 30305                          --------------------------------
Attn: Gilbert L. Danielson                      Gilbert L. Danielson
Telecopy: 404-240-6584                          Executive Vice President and
                                                Chief Financial Officer

                                                    [Corporate Seal]

                               [SIGNATURE PAGE TO
                            LOAN FACILITY AGREEMENT]

Address for Notices:                          SUNTRUST BANK, as Servicer

303 Peachtree Street NE, 2nd Floor
Atlanta, Georgia 30308
Attention: Aaron Rents Program Manager        By:
Telecopy No. (404) 724-3716                      -------------------------------
                                                 Title:

with a copy to:

303 Peachtree Street NE, 2nd Floor
Atlanta, Georgia 30308
Attention: Don Thompson

                               [SIGNATURE PAGE TO
                            LOAN FACILITY AGREEMENT]

Address for Notices:                         SUNTRUST BANK

303 Peachtree Street, NE, 2nd Floor
Atlanta, Georgia 30308
Attention: Aaron Rents Program Manager       By:
Telecopy No.: (404) 724-3716                    --------------------------------
                                                 Name:
                                                 Title:
with a copy to:

303 Peachtree Street NE, 3rd Floor
Atlanta, Georgia 30308
Attention: Don Thompson

Participating Commitment: $22,500,000.00
Pro Rata Share: 25%

                               [SIGNATURE PAGE TO
                            LOAN FACILITY AGREEMENT]

Address for Notices:                         FIRST UNION NATIONAL BANK

One South Penn Square
PA 4843                                      By:
Widener Building, 12th Floor                    --------------------------------
Philadelphia, PA 19107                          Name:
Attn: Joan Anderson                             Title:
Telecopy: (215) 973-1887


Participating Commitment: $20,000,000.00
Pro Rata Share: 22.22%

                               [SIGNATURE PAGE TO
                            LOAN FACILITY AGREEMENT]

Address for Notices:                             SOUTHTRUST BANK


600 West Peachtree Street                        By:
22nd Floor                                          ----------------------------
Atlanta, Georgia 30308                              Name:
Attn: Ronald Fontenot                               Title:
Telecopy: (404) 853-5766

Participating Commitment: $17,500,000.00
Pro Rata Share: 19.44%

                               [SIGNATURE PAGE TO
                            LOAN FACILITY AGREEMENT]

Address for Notices:                            REGIONS BANK


6637 Roswell Road                               By:
Atlanta, GA 30328                                  -----------------------------
Attn: Stephen H. Lee                               Name:
Telecopy: (404) 257-2872                           Title:

Participating Commitment: $15,000,000.00
Pro Rata Share: 16.67%

                               [SIGNATURE PAGE TO
                            LOAN FACILITY AGREEMENT]

Address for Notices:                         BRANCH BANKING & TRUST CO.


950 East Paces Ferry Rd.                     By:
Atlanta, GA 30326                               --------------------------------
Attn: Paul McLaughlin                           Name:
Telecopy: (404) 442-5087                        Title:

Participating Commitment: $10,000,000.00
Pro Rata Share: 11.11%

                               [SIGNATURE PAGE TO
                            LOAN FACILITY AGREEMENT]

Address for Notices:                          ISRAEL DISCOUNT BANK


2875 N.E. 191st Street                        By:
Suite 300                                        -------------------------------
Miami, FL 33180                                  Name:
Attn: Roberto Munoz                              Title:
Telecopy: (305) 682-3729

Participating Commitment: $5,000,000.00
Pro Rata Share: 5.55%

                               [SIGNATURE PAGE TO
                            LOAN FACILITY AGREEMENT]

                                  Schedule 1.1

                                  Pricing Grid

(Basis Points Per Annum)                                          Total Debt to EBITDA
                                  -----------------------------------------------------------------------------------
                                      Level I               Level II             Level III              Level IV
                                  ---------------     ------------------     -------------------    -----------------
                                                         (greater than         (greater than
                                                      or equal to)1.50 &     or equal to) 2.00 &      (greater than
PROGRAM PRICING                   (less than)1.50       (less than)2.00       (less than) 2.50      or equal to) 2.50
                                  ---------------     ------------------     -------------------    -----------------

STARTUP FRANCHISEE MARGIN              137.5                 150.0                  175.0                 200.0
ESTABLISHED FRANCHISEE  MARGIN         162.5                 175.0                  200.0                 225.0
APPLICABLE PERCENTAGE                   15.0                  20.0                   25.0                  30.0

                                   EXHIBIT C
                                       TO
                            LOAN FACILITY AGREEMENT
                                  AND GUARANTY


                           FORM OF GUARANTY AGREEMENT

                  This Guaranty Agreement (this "Agreement"), dated as of March __, 2001, among each of the Subsidiaries listed on Schedule I hereto (each such subsidiary individually, a "Guarantor" and collectively, the "Guarantors") of AARON RENTS, INC., a Georgia corporation (the "Sponsor"), the various Participants (as defined in the Loan Facility Agreement referenced below) and SUNTRUST BANK, a Georgia banking corporation as servicer (the "Servicer").

                  Reference is made to the Loan Facility Agreement and Guaranty, dated as of March __, 2001 (as amended, supplemented or otherwise modified from time to time, the "Loan Facility Agreement"), among the Sponsor, the lending institutions listed on the signature pages thereto (the "Participants") and SunTrust Bank, as Servicer (the "Servicer") (the Servicer and the Participants shall be referred to collectively as the "Guaranteed Parties"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Loan Facility Agreement.

                  The Participants have agreed to provide lines of credit to Franchisees of the Sponsor pursuant to, and upon the terms and subject to the conditions specified in, the Loan Facility Agreement. Each of the Guarantors is a direct or indirect wholly-owned Subsidiary of the Sponsor and acknowledges that it will derive substantial benefit from the Loan Facility Agreement. The obligations of the Participants to make Loans are conditioned on, among other things, the execution and delivery by the Guarantors of a Guaranty Agreement in the form hereof. As consideration therefor and in order to induce the Participants to make Loans, the Guarantors are willing to execute this Agreement.

                  Accordingly, the parties hereto agree as follows:

                  SECTION 1. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment of all obligations owing by the Sponsor to the Guaranteed Parties, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), under the Loan Facility Agreement and the other Operative Documents and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Sponsor under or pursuant to the Loan Facility Agreement and the other Operative Documents (all the monetary and other obligations referred to in the preceding clauses (a) and (b) being collectively called the "Obligations"). Each Guarantor further agrees that the

Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.

                  SECTION 2. Obligations Not Waived. To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to the Sponsor of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of any Guaranteed Party to assert any claim or demand or to enforce or exercise any right or remedy against the Sponsor or any other Guarantor under the provisions of the Loan Facility Agreement, any other Operative Document or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement, any other Operative Document, any Guarantee or any other agreement, including with respect to any other Guarantor under this Agreement, or (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of any Guaranteed Parties.

                  SECTION 3. Guarantee of Payment. Each Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by any Guaranteed Party to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of any Guaranteed Party in favor of the Sponsor or any other person.

                  SECTION 4. No Discharge or Diminishment of Guarantee. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of any Guaranteed Party to assert any claim or demand or to enforce any remedy under the Loan Facility Agreement, any other Operative Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to the extent vary the risk of any Guarantor or that would otherwise operate as a discharge of each Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

                  SECTION 5. Defenses of Borrower Waived. To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Sponsor or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Sponsor, other than the final and indefeasible payment in full in cash of the Obligations. The Guaranteed Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Sponsor or any other guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully, finally and indefeasibly paid in cash. Pursuant to applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Sponsor or any other Guarantor or guarantor, as the case may be, or any security.

                  SECTION 6. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that any Guaranteed Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Credit Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Servicer for the benefit of the Participants in cash the amount of such unpaid Obligations. Upon payment by any Guarantor of any sums to the Servicer, all rights of such Guarantor against the Sponsor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any indebtedness of the Sponsor now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior payment in full in cash of the Obligations. If any amount shall erroneously be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Sponsor, such amount shall be held in trust for the benefit of the Guaranteed Parties and shall forthwith be paid to the Servicer to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Operative Documents.

                  SECTION 7. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Sponsor's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Guaranteed Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

                  SECTION 8. Representations and Warranties. Each Guarantor represents and warrants as to itself that all representations and warranties relating to it (as a Subsidiary of the Sponsor) contained in the Loan Facility Agreement are true and correct.

                  SECTION 9. Termination. The guarantees made hereunder (a) shall terminate when all the Obligations have been paid in full in cash and the Participants have no further commitment to lend under the Loan Facility Agreement and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Participant or any Guarantor upon the bankruptcy or reorganization of any Credit Party or otherwise. In connection with the foregoing, the Servicer shall execute and deliver to such Guarantor or Guarantor's designee, at such

Guarantor's expense, any documents or instruments which such Guarantor shall reasonably request from time to time to evidence such termination and release.

                  SECTION 10. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Servicer, and a counterpart hereof shall have been executed on behalf of the Servicer, and thereafter shall be binding upon such Guarantor and the Servicer and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Guaranteed Parties, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void). If all of the capital stock of a Guarantor is sold, transferred or otherwise disposed of pursuant to a transaction permitted by the Loan Facility Agreement, such Guarantor shall be released from its obligations under this Agreement without further action. This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

                  SECTION 11. Waivers; Amendment. (a) No failure or delay of the Servicer if any in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and of the Servicer hereunder and of the Participants under the other Operative Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver and consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice in similar or other circumstances.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors with respect to which such waiver, amendment or modification relates and the Servicer, with the prior written consent of the Required Participants (except as otherwise provided in the Loan Facility Agreement).

                  SECTION 12. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF).

                  SECTION 13. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 15.1 of the Loan Facility Agreement. All communications and notices hereunder to each Guarantor shall be given to it at its address set forth on Schedule I attached hereto.

                  SECTION 14. Survival of Agreement; Severability. (a) All covenants, agreements representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or the other Operative Documents shall be considered to have been relied upon by the Guaranteed Parties and shall survive the making by the Participants of the Loans regardless of any investigation made by any of them or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Operative Document is outstanding and unpaid and as long as the Commitments have not been terminated.

                  (b) In the event one or more of the provisions contained in this Agreement or in any other Operative Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 15. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 16. Rules of Interpretation. The rules of interpretation specified in Section 1.3 of the Loan Facility Agreement shall be applicable to this Agreement.

                  SECTION 17. Jurisdiction; Consent to Service of Process. (a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any Georgia State court or Federal court of the United States of America sitting in Fulton County, Georgia, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Operative Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Georgia State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any

Guaranteed Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Operative Documents against any Guarantor or its properties in the courts of any jurisdiction.

                  (b) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Operative Documents in any Georgia State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 13. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 18. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER OPERATIVE DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER OPERATIVE DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18.

                  SECTION 19. Additional Guarantors. Pursuant to Section 6.10 of the Loan Facility Agreement, each Domestic Subsidiary that was not in existence on the date of the Loan Facility Agreement is required to enter into this Agreement as a Guarantor upon becoming a Domestic Subsidiary. Upon execution and delivery after the date hereof by the Servicer and such Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

                  SECTION 20. Right of Setoff. If a Credit Event shall have occurred and be continuing, each Participant is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Participant to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Agreement and the other Operative

Documents held by such Participant, irrespective of whether or not such Person shall have made any demand under this Agreement or any other Operative Document and although such obligations may be unmatured. The rights of each Participant under this Section 20 are in addition to other rights and remedies (including other rights of setoff) which such Participant may have.

                  SECTION 21.  Indemnity, Contribution, and Subrogation.

                  (a) In addition to all such rights of indemnity and subrogation as each Guarantor may have under applicable law, the Servicer agrees that (i) in the event a payment shall be made on behalf of the Sponsor by any Guarantor hereunder, the Sponsor shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment, and (ii) in the event any assets of any Guarantor shall be sold to satisfy a claim of any Guaranteed Party hereunder, the Sponsor shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

                  (b) Each Guarantor (a "Contributing Guarantor") agrees that, in the event a payment shall be made by any other Guarantor hereunder, or assets of any other Guarantor shall be sold to satisfy a claim of any Guaranteed Party hereunder, and such other Guarantor (the "Claiming Guarantor") shall not have been fully indemnified by the Sponsor as provided in paragraph
(a) above, each Contributing Guarantor shall indemnify each Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of such Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of the Sponsor and all of the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 19, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this paragraph (b) shall be subrogated to the rights of such Claiming Guarantor under paragraph (a) above to the extent of such payment. As used herein, the term "net worth" shall mean, as at any date of determination, the consolidated shareholders' equity of the Sponsor and the Guarantors, as determined in each case on a consolidated basis in accordance with GAAP.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                             AARON INVESTMENT COMPANY, as
                                             Guarantor

                                             By:
                                                -------------------------------
                                                Name:
                                                Title:


                                             AARON RENTS, INC. PUERTO RICO, as
                                             Guarantor

                                             By:
                                                -------------------------------
                                                Name:
                                                Title:


                                             SUNTRUST BANK, as
                                             Servicer

                                             By:
                                                -------------------------------
                                                Name:
                                                Title:

                               SCHEDULE I TO THE
                         SUBSIDIARY GUARANTEE AGREEMENT


                  Guarantor(s)                                                  Address
                  ------------                                                  -------

Aaron Investment Company
Aaron Rents, Inc. Puerto Rico

                                 ANNEX 1 TO THE
                         SUBSIDIARY GUARANTY AGREEMENT


                  This SUPPLEMENT NO. [ ] (this "Supplement"), dated as of [ ], to the Guaranty Agreement (the "Guaranty Agreement") dated as of March __, 2001, among each of the subsidiaries listed on Schedule I thereto (each such Subsidiary individually, a "Guarantor" and collectively, the "Guarantors") of AARON RENTS, INC., a Georgia corporation (the "Sponsor") and SUNTRUST BANK, a Georgia banking corporation, as Servicer (the "Servicer") for the Participants (as defined in the Loan Facility Agreement referred to below) (the Servicer and the Participants shall hereafter be referred to collectively as the Guaranteed Parties).

                  A. Reference is made to the Loan Facility Agreement and Guaranty, dated as of March __, 2001 (as amended, supplemented or otherwise modified from time to time, the "Loan Facility Agreement"), among the Sponsor, the lending institutions listed on the signature pages thereto (the "Participants") and the Servicer.

                  B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty Agreement and the Loan Facility Agreement.

                  C. The Guarantors have entered into the Guaranty Agreement in order to induce the Participants to extend credit to Franchisees of the Sponsor. Pursuant to Section 6.10 of the Loan Facility Agreement, each Domestic Subsidiary of the Sponsor that was not in existence or not a Subsidiary Credit Party on the date of the Loan Facility Agreement is required to enter into the Guaranty Agreement as a Guarantor upon becoming a Domestic Subsidiary. Section 19 of the Guaranty Agreement provides that additional Subsidiaries of the Sponsor may become Guarantors under the Guaranty Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Sponsor (the "New Guarantor") is executing this Supplement in accordance with the requirements of the Loan Facility Agreement to become a Guarantor under the Guaranty Agreement in order to induce the Participants to make additional Loans and as consideration for Loans previously made.

                  Accordingly, the Servicer and the New Guarantor agree as follows:

                  SECTION 1. In accordance with Section 19 of the Guaranty Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guaranty Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guaranty Agreement applicable to it as Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a Guarantor in the Guaranty Agreement shall be deemed to include the New Guarantor. The Guaranty Agreement is hereby incorporated herein by reference.

                  SECTION 2. The New Guarantor represents and warrants to the Guaranteed Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  SECTION 3. This Supplement may be executed in counterparts each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Servicer shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Servicer. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

                  SECTION 4. Except as expressly supplemented hereby, the Guaranty Agreement shall remain in full force and effect.

                  SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA (WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES THEREOF).

                  SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 13 of the Guarantee Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Sponsor.

                  SECTION 8. The New Guarantor agrees to reimburse the Servicer for its out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for the Servicer.

                  IN WITNESS WHEREOF, the New Guarantor and the Servicer have duly executed this Supplement to the Guaranty Agreement as of the day and year first above written.


                                             [Name of New Guarantor]

                                             By:
                                                -------------------------------
                                                Name:
                                                Title:
                                                Address:


                                             SUNTRUST BANK, as
                                             Servicer

                                             By:
                                                -------------------------------
                                                Name:
                                                Title:

                                   EXHIBIT A
                                       TO
                            LOAN FACILITY AGREEMENT
                                  AND GUARANTY

                                    FORM OF
                      ASSIGNMENT AND ACCEPTANCE AGREEMENT


                  ASSIGNMENT AND ACCEPTANCE AGREEMENT (the "ASSIGNMENT AGREEMENT") dated as of _______________________, 20__ between __________
("ASSIGNOR") and __________________________________ ("ASSIGNEE"). All
capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Loan Facility Agreement and Guaranty referred to below.

                                  WITNESSETH:

         WHEREAS, Assignor is a party to that certain Loan Facility Agreement and Guaranty, dated as of March __, 2001 (as amended, restated, modified or supplemented from time to time, the "LOAN FACILITY AGREEMENT"), by and among Aaron Rents, Inc., a Georgia corporation (the "SPONSOR"), SunTrust Bank ("SUNTRUST") and each of the other lending institutions party thereto (SunTrust, such lenders, together with any assignees thereof becoming "PARTICIPANTS"), and SunTrust Bank, a banking corporation organized and existing under the laws of Georgia, as servicer and agent for the Participants (in such capacity, the "Servicer"); and

         WHEREAS, Assignor has a Participating Commitment in the amount of $___________ under the Loan Facility Agreement pursuant to which it has outstanding a Funded Startup Franchisee Participant's Interest of
$______________, and a Funded Established Franchisee Participant's Interest of $_______________, for a total Funded Participant's Interest of $_______________; and

         WHEREAS, Assignor and Assignee wish Assignor to assign to Assignee its rights under the Loan Facility Agreement with respect to a portion of its Participating Commitment and of its outstanding Funded Participant's Interest; and

         WHEREAS, Assignor and Assignee wish Assignee to assume the obligations of Assignor under the Loan Facility Agreement to the extent of the rights so assigned;

         THEREFORE, upon the terms and conditions hereafter stated, and in consideration of the mutual premises set forth above and other adequate consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

         1. Assignment. Assignor hereby assigns to Assignee, without recourse, representation or warranty (other than expressly provided herein) and subject to Section 4(b) hereof, ___% as the "Assignee's Share" ("Assignee's Share") of all of Assignor's rights, title and interest arising under the Loan Facility Agreement relating to Assignor's Participating Commitment and Funded Participant's Interest heretofore made by the Assignor under the Loan Facility Agreement. The dollar amount of Assignee's Share of Assignor's Participating Commitment is $__________ and the dollar amount of Assignee's Share of Assignor's outstanding Funded Participant's Interest is $__________.

         2. Assumption. Assignee hereby assumes from Assignor all of Assignor's obligations arising under the Loan Facility Agreement relating to Assignee's Share of Assignor's Participating Commitment and Funded Participant's Interest. It is the intent of the parties hereto that Assignor shall be released from all of its obligations under the Loan Facility Agreement relating to Assignee's Share.

         3. Assignments; Participations. Assignee may not assign all or any part of the rights granted to it hereunder or grant participations in all or any part of the rights granted to it hereunder except in accordance with the provisions of Section 15.6 of the Loan Facility Agreement.

         4. Payment of Interest and Fees to Assignee. Notwithstanding anything to the contrary contained in this Assignment Agreement, if and when Assignor receives or collects any payment of interest on its Funded Participant's Interest attributable to Assignee's Share or any payment of the Commitment Fee attributable to Assignee's Share, Assignor shall distribute to Assignee such payment but only to the extent such interest or fee accrued after the Assignment Effective Date (as hereinafter defined).

         5. Payments on Assignment Effective Date. In consideration of the assignment by Assignor to Assignee of Assignee's Share of Assignor's Participating Commitment and Funded Participant's Interest as set forth above, Assignee agrees to pay to Assignor on or prior to the Assignment Effective Date an amount specified by Assignor in writing on or prior to the Assignment Effective Date which represents Assignee's Share of the principal amount of the Funded Participant's Interest of Assignor outstanding on the Assignment Effective Date.

         6.       Effectiveness.

         a. This Assignment Agreement shall become effective on the date (the "Assignment Effective Date") (which is at least five days after the date hereof) on which (i) Assignor and Assignee shall have signed a copy hereof (whether the same or different copies) and, in the case of Assignee, shall have delivered same to Assignor, (ii) the Sponsor shall have consented hereto, (iii) a copy of the fully executed Assignment Agreement, a fee of $1,000 and the Participation Certificate evidencing the Participating Commitment and Funded Participant's Interest assigned hereby shall have been delivered to the Servicer, and (iv) Assignee shall have paid to Assignor the amount set forth in
Section 5.

         b. It is agreed that all interest attributable to Assignee's Share of the Funded Participant's Interest of Assignor and all Commitment Fees attributable to Assignee's Share, which, in each case, accrues on and after the Assignment Effective Date shall be paid directly to the Assignee in accordance with the Loan Facility Agreement.

         7. Amendment of Loan Facility Agreement. On the Assignment Effective Date the Loan Facility Agreement shall be amended by deeming the signature of Assignee herein as a signature to the Loan Facility Agreement. The Assignee shall be deemed a "Participant" for all purposes under the Loan Facility Agreement and shall be subject to and shall benefit from all of the rights and obligations of a Participant under the Loan Facility Agreement. The address of the Assignee for notice purposes shall be as set forth below, and the Loan Facility Agreement shall be amended by deeming such signature page and address to be included thereon. Without limiting the generality of the foregoing, Assignee agrees that it will perform its obligations as a Participant under the Loan Facility Agreement as required by the terms thereof and Assignee appoints and authorizes the Servicer to take such actions as Servicer on its behalf and exercise such powers under the Loan Facility Agreement and the other Operative Documents as are delegated to the Servicer by the terms of the Loan Facility Agreement and the other Operative Documents, together with such powers as are reasonably incidental thereto.

         8. Representations and Warranties. Each of the Assignor and the Assignee represents and warrants to the other party as follows:

         a. it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment Agreement;

         b. the making and performance by it of this Assignment Agreement and all documents required to be executed and delivered by it hereunder do not and will not violate any law or regulation of the jurisdiction of its incorporation or any other law or regulation applicable to it;

         c. this Assignment Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms; and

         d. all consents, licenses, approvals, authorizations, exemptions, registrations, filings, opinions and declarations from or with any agency, department, administrative authority, statutory corporation or judicial entity necessary for the validity or enforceability of its obligations under this Assignment Agreement have been obtained, and no governmental authorizations other than any already obtained are required in connection with its execution, delivery and performance of this Assignment Agreement.

         9. Expenses. The Assignor and the Assignee agree that each party shall bear its own expenses in connection with the preparation and execution of this Assignment Agreement.

         10.      Miscellaneous.

         a. Assignor shall not be responsible to Assignee for the execution (by any party other than the Assignor), effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of the Loan Facility Agreement, or the Participation Certificates or for any representations, warranties, recitals or statements made therein or in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents made or furnished or made available by Assignor to Assignee or by or on behalf of the Sponsor or any Guarantor to Assignor or Assignee in connection with the Loan Facility Agreement or the Participation Certificates and the transactions contemplated thereby. Assignor shall not be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in the Loan Facility Agreement or the Participation Certificates or as to the existence or possible existence of any event which constitutes a Credit Event or an Unmatured Credit Event.

         b. Assignee represents and warrants that it has made its own independent investigation of the financial condition and affairs of the Sponsor and each Guarantor in connection with the assignment of Assignee's Share of Assignor's Participating Commitment to Assignee hereunder and has made and shall continue to make its own appraisal of the creditworthiness of the Sponsor and each Guarantor. Assignor shall have no duty or responsibility either initially or on a continuing basis to make any such investigation or any such appraisal on behalf of Assignee or to provide Assignee with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter and shall further have no responsibility with respect to the accuracy of, or the completeness of, any information provided to Assignee, whether by Assignor or by or on behalf of either the Sponsor or any Guarantor.

         c. THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA.

         d. No amendment or waiver of any provisions of this Assignment Agreement shall in any event be effective unless the same shall be in writing and signed by both parties.

         e. This Assignment Agreement may be executed in any number of counterparts and the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original but all of which together shall constitute one and the same instrument.

         f. The Assignor may at any time or from time to time grant to others assignments or participations in its Participating Commitment or its Funded Participant's Interest but not in the portions thereof assigned to Assignee pursuant to this Assignment Agreement. The Assignor represents and warrants that it has not at any time prior to the Assignment Effective Date encumbered or assigned the portion of its Participating Commitment or its Funded Participant's Interest being assigned hereunder.

         g. All payments hereunder or in connection herewith shall be made in Dollars and in immediately available funds, if payable to the Assignor, to the account of the Assignor at its address as designated in the Loan Facility Agreement, and, if payable to the Assignee, to the account of the Assignee's address, as designated on the signature page hereof.

         h. This Assignment Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that neither of the parties may assign or transfer any of its rights or obligations under this Assignment Agreement without the prior consent of the other party.

         i. All representations and warranties made herein and indemnities provided for herein shall survive the consummation of the transaction contemplated hereby.

         j. The Assignee acknowledges receipt of copies of the documents received in connection with the transactions contemplated by the Loan Facility Agreement and this Assignment Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be duly executed as of the day and year date first above written.


                                             [NAME OF ASSIGNOR]


                                             By:
                                                -------------------------------
                                                Title:


Assignee's Share of                          [NAME OF ASSIGNEE]
Participating Commitment:

$                                            By:
 ----------------------------------             -------------------------------
                                                Title:

Assignee's Share of
Funded Participant's Interest:

$
 ----------------------------------

Assignee's Share of
Funded Startup Franchisee
Participant's Interest:

$
 ----------------------------------

Assignee's Share of Funded
Established Franchisee
Participant's Interest:

$
 ----------------------------------


Address:




Tel. No:
          ----------------------------------
Fax No:
          ----------------------------------

CONSENTED TO AS OF THE
DATE SET FORTH ABOVE:

AARON RENTS, INC.


By:
   -----------------------------------------
   Title:
         -----------------------------------


SUNTRUST BANK, as Servicer


By:
   -----------------------------------------
   Title:
         -----------------------------------

                                   EXHIBIT B
                                       TO
                            LOAN FACILITY AGREEMENT
                                  AND GUARANTY

                                    FORM OF
                     LINE OF CREDIT AND SECURITY AGREEMENT
                       (Established Franchisee Borrower)


         THIS LINE OF CREDIT AND SECURITY AGREEMENT (this "Agreement") dated as of ____________ ___, 200__, is made between _______________________, [a
__________ corporation] [a ____________ partnership] [a __________ limited liability company] ("Borrower"), and SUNTRUST BANK ("Bank"), a Georgia banking corporation having its principal office in Atlanta, Georgia.

                                  WITNESSETH:

         WHEREAS, Borrower engages in the business of renting and selling furniture, electronics, appliances, jewelry and other household goods and is a franchisee of Aaron Rents, Inc., a Georgia corporation ("Aaron");

         WHEREAS, Borrower has requested and Bank has agreed to establish a line of credit for Borrower in order for Borrower to (i) purchase inventory for use in connection with its Aaron's Rental Purchase franchise and (ii) borrow working capital, to the extent approved by Aaron; and

         WHEREAS, Borrower and Bank wish to enter into this Agreement to set forth the terms and conditions of Bank's establishment of a revolving line of credit for Borrower;

         THEREFORE, upon the terms and conditions hereinafter stated, and in consideration of the mutual premises set forth above and other adequate consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:


1.       DEFINITIONS AND RULES OF CONSTRUCTION

         1.1. As used in this Agreement, the following terms shall have the meanings set forth below (terms defined in the singular to have the same meaning when used in the plural and vice versa):

         "Aaron's Proprietary System" shall mean Aaron's proprietary point of sale software system, as modified from time to time, used by Aaron and its franchisees, such as Borrower.

         "Account" means any right of Borrower to payment for goods sold or leased or for services rendered which is not evidenced by an Instrument or Chattel Paper, whether or not earned by performance.

         "Account Debtor" means any Person who is liable on an Account.

         "Advance" shall mean an advance of funds by Bank on behalf of Borrower pursuant to the Master Note executed by Borrower.

         "Agreement" means this Line of Credit and Security Agreement and all exhibits, riders and schedules at any time executed by the parties and made a part hereof by reference, either as originally executed or as hereafter amended, modified or supplemented from time to time.

         "Applicable Law" means all laws, rules and regulations applicable to the Person, conduct, transaction, covenant or Loan Documents in question, including, without limitation, all applicable law and equitable principles; all provisions of all applicable state and federal constitutions, statutes, rules, regulations and orders of governmental bodies; and all orders, judgments and decrees of all courts and arbitrators.

         "Approved Invoice" means an invoice for the aggregate purchase price of Merchandise purchased by Borrower with a purchase order approved by Aaron.

         "Asset Disposition" shall mean (i) all sales of Merchandise; (ii) all Rental/Purchase Contracts with respect to Merchandise with a "same as cash option" regardless of term (i.e., 90, 120, 180 days); (iii) all Merchandise which is determined to have been stolen; (iv) all Merchandise that is destroyed, lost or otherwise removed from the premises of Borrower other than pursuant to a Rental/Purchase Contract or by outright sale or for repair work; and (v) all "skipped" Merchandise which is Merchandise subject to a Rental/Purchase Contract.

         "Balances" means all monies and funds of Borrower at any time on deposit with Bank.

         "Bank" shall mean SunTrust Bank and its successors and assigns.

         "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as may be amended from time to time.

         "Books and Records" means all of Borrower's books and records evidencing or relating to its business, financial condition or the Collateral, including, but not limited to, all customer lists, ledgers, invoices, purchase orders, financial statements, computer tapes and disks.

         "Borrowing Base" shall mean, on any date of determination, the sum of:

                  (i) $300,000 for each franchisee store operated by the Borrower where less than 7 calendar months have elapsed since the Opening Date of each such store, plus

                  (ii) an amount equal to 5.5 multiplied by the sum of (x) the Rental Revenue from the most recently ended calendar month from all franchisee stores operated by the Borrower where at least 6 calendar months but less than 12 calendar months have elapsed since the Opening Date of each such store, plus (y) the average monthly Rental Revenue for the three most recently ended calendar months from all franchisee stores operated by the Borrower where at least 12 calendar months have elapsed since the Opening Date of each such store, in each case as reported to the Bank by Aaron pursuant to
         Section 2.2(d) hereof, plus

                  (iii) an amount equal to 11.0 multiplied by the sum of (x) the Electronic Rental Revenues from the most recently ended calendar month from all franchisee stores operated by the Borrower where at least 6 calendar months but less than 12 calendar months have elapsed since the Opening Date of each such store, plus (y) the average monthly Electronic Rental Revenues for the three most recently ended calendar months from any and all franchisee stores operated by the Borrower where at least 12 calendar months have elapsed since the Opening Date of such store, in each case as reported to the Bank by Aaron pursuant to Section 2.2(d) hereof.

         "Borrowing Base Report" shall have the meaning set forth in Section 2.2(d) hereof.

         "Business Day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in Atlanta, Georgia are authorized by law to close.

         "Chattel Paper" shall have the meaning ascribed to it in the Code.

         "Closing Date" means the date upon which the initial Advance with respect to the Loan is funded.

         "Closing Fee" shall have the meaning given to such term in Section 2.9 hereof.

         "Code" means the Uniform Commercial Code as in effect from time to time in the State of Georgia.

         "Collateral" shall have the meaning given to such term in Section 3.1 hereof.

         "Collateral Agreement" means an agreement executed by Borrower and any other Persons primarily or secondarily liable for all or part of the Loan or granting a security interest to Bank in specified Collateral as security for the Loan, including without limitation, this Agreement and any Guaranties.

         "Commitment Fee" shall have the meaning set forth in Section 2.10 hereof.

         "DDA Account" shall mean Borrower's Demand Deposit Account into which Bank shall deposit the Advances.

         "Debt" means (i) indebtedness for borrowed money or for the deferred purchase price of property or services (other than trade accounts payable on customary terms in the ordinary course of business), (ii) financial obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) financial obligations as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, and (iv) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or financial obligations of others of the kinds referred to in clauses (i) through (iii) above.

         "Default Condition" means the occurrence of any event which, after satisfaction of any requirement for the giving of notice or the lapse of time, or both, would become an Event of Default.

         "Default Rate" means the annual percentage interest rate applied to the principal of the Loan not paid when due under the terms of the applicable Loan Documents, which rate shall equal the sum of two percent (2%) per annum plus the Floating Rate.

         "Delinquent Payment Fee" shall have the meaning given to such term in
Section 2.11 hereof.

         "Documents" shall have the meaning ascribed to it in the Code.

         ["EBIT" SHALL MEAN, WITH RESPECT TO BORROWER, FOR ANY PERIOD, (I) NET INCOME OF BORROWER FOR SUCH PERIOD, PLUS (II) TO THE EXTENT DEDUCTED IN DETERMINING NET INCOME, INTEREST AND TAXES BASED ON INCOME FOR SUCH PERIOD, EACH AS DETERMINED IN ACCORDANCE WITH GAAP CONSISTENTLY APPLIED.]

         "Electronic Equipment" shall include all computers, computer equipment, big screen televisions, and any other types of inventory designated by Aaron from time to time.

         "Electronic Rental Revenue" shall mean, with respect to the Borrower for any period, the gross revenues of the Borrower from rentals to the public of the Borrower's Electronic Equipment inventory, including without limitation, all customer deposits, advance rental payments, waiver fees, late fees, delivery fees, nonsufficient funds fees, reinstatement fees, but excluding all retail sales proceeds and sales taxes.

         "Environment" means navigable waters, waters of the contiguous zone, ocean waters, natural resources, surface waters, ground water, drinking water supply, land surface, subsurface strata, ambient air, both inside and outside of buildings and structures.

         "Environmental Laws" means federal, state, local and foreign laws, principles of common law, regulations and codes, as well as orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder relating to pollution, protection of the environment or public health and safety, including, but not limited to the release or threatened release of Hazardous Substances into the Environment or otherwise relating to the presence, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances.

         "Equipment" means all machinery, equipment, furniture, fixtures, motor vehicles and other tangible personal property (other than Inventory) of Borrower, including, but not limited to, all items described on the Equipment Schedule (if attached) and all substitutions and replacements thereof.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Event of Default" shall have the meaning given to such term in
Section 9 hereof.

         "Floating Rate" means a rate of interest per annum equal to the Prime Rate plus an additional ____ percent (____%) per annum, such rate to change as and when the Prime Rate changes.

         "Franchise Agreement" means the written agreement between Aaron and Borrower whereby Borrower is authorized to establish an "Aaron's Rental Purchase" franchise.

         "GAAP" means generally accepted accounting principles in the United States, consistently applied.

         "General Intangibles" shall have the meaning ascribed to it in the Code and shall include, without limitation, all of Borrower's tax refund claims, patents, copyrights, licenses, trademarks, trade names, service marks, patent applications and choses in action.

         "Guarantor" means each Person who now or hereafter guarantees payment of the whole or any part of the Loan Indebtedness.

         "Guaranty" means any guaranty agreement executed by each of the partners, shareholders, and where not prohibited by law, the spouses of such persons, of Borrower, or such other Persons as may be required by the Bank, in favor of the Bank with respect to the obligations of Borrower with respect to the Loan in the form provided by the Bank, as the same may be amended, restated or supplemented from time to time.

         "Hazardous Substances" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, industrial substance or waste, petroleum or petroleum-derived substance or waste, or any constituent of any such substance or waste, in-cluding without limitation, any such substance regulated under or defined by any Environmental Law.

         "Instrument" shall have the meaning ascribed to it in the Code.

         "Inventory" means all inventory of Borrower, including, without limitation, all raw materials, work-in-process, finished goods, goods being leased pursuant to Rental/Purchase Contracts, and other goods held by Borrower for sale or lease or furnished under contracts of service.

         "Investment Property" shall have the meaning ascribed to it in the Code.

         "Lien" means any interest in property securing an obligation, whether such interest is based on the common law, statute or contract, including, without limitation, a security interest, lien or security title arising from a security agreement, mortgage, security deed, trust deed, pledge or condition sale, or a lease, consignment or bailment for security purposes.

         "Loan" means, as of any date of determination, the aggregate amount of Advances outstanding pursuant to the Loan Commitment from the Bank to Borrower established pursuant to Section 2 hereof.

         "Loan Account" means the internal bank loan account established by the Bank for Borrower.

         "Loan Commitment" means the committed amount of the loan facility established by the Bank in favor of Borrower in the amount not exceeding, and upon the terms described in, this Agreement.

         "Loan Documents" means this Agreement, the Master Note, the Collateral Agreements, any other documents relating to the Loan delivered by Borrower or any guarantor or surety thereof to the Bank and any amendments thereto.

         "Loan Indebtedness" means all amounts due and payable by Borrower under the terms of the Loan Documents with respect to the Loan Commitment and the Advances made thereunder, including, without limitation, outstanding principal, accrued interest, any late charges, and all reasonable costs and expenses of any legal proceeding brought by the Bank to collect any of the foregoing (including without limitation, reasonable attorneys' fees).

         "Loan Term" shall have the meaning set forth in Section 2.4 hereof.

         "Master Note" means the note of Borrower, substantially in the form attached hereto as Exhibit A, setting forth the obligation of Borrower to repay the Loan.

         "Materially Adverse Effect" shall mean any materially adverse change in (i) the business, results of operations, financial condition, assets or prospects of the Borrower, taken as a whole, (ii) the ability of the Borrower to perform its obligations under this Agreement, or (iii) the ability of the Guarantors (taken as a whole) to perform their respective obligations under the Guaranty.

         "Maturity Date" shall have the meaning set forth in Section 2.3 hereof.

         "Merchandise" means goods distributed or sold to Borrower through Aaron.

         "Net Book Value" means, for any item of Merchandise, the cost of such Merchandise less accumulated depreciation as calculated in accordance with the Aaron's Proprietary System.

         "Opening Date" shall mean with respect to each store location, the date determined by Aaron to be the opening date of such location in accordance with its standard practice, as notified to the Bank.

         "Payment Date" shall mean the last day of each calendar month; provided, however, if such day is not a Business Day, the next succeeding Business Day

         "Payment Period" shall mean a period of one (1) month; provided that
(i) the first day of a Payment Period must be a Business Day, (ii) any Payment Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, (iii) the first Payment Period hereunder shall commence on the date hereof and shall end on the last day of the next succeeding calendar month, and (iv) the first day of any succeeding Payment Period shall be the last day of the preceding Payment Period and shall end on the last day of the next succeeding calendar month.

         "Permitted Liens" means Liens in favor of Bank or Aaron; Liens for taxes not yet due or payable; statutory Liens securing the claims of materialmen, mechanics, carriers and landlords for labor, materials, supplies or rentals incurred in the ordinary course of Borrower's business, but only if payment thereof is not at the time required and such Liens are at all times junior in priority to the Liens in favor of Bank; Liens shown on Exhibit B (if any); and Liens hereafter consented to by Bank in writing.

         "Person" means a corporation, an association, partnership, an organization, a business, a business trust, a limited liability company, an individual, a government or political subdivision thereof or a governmental agency.

         "Prime Rate" means the per annum rate of interest designated from time to time by the Bank to be its prime rate, with any change in the rate of interest resulting from a change in the Prime Rate to be effective as of the opening of business of the Bank on the day of such change. The prime rate is one of several reference rates used by the Bank and the Bank makes loans at rates both higher and lower than the Prime Rate.

         "Quarterly Covenant Compliance Report" shall mean that Quarterly Covenant Compliance Report substantially in the form of Exhibit D attached hereto.

         "Rental/Purchase Contract" means a contract between Borrower and a customer to rent Merchandise in the form approved by Aaron (and which may included purchase options).

         "Rental Revenue" means, for any period, the gross revenues of Borrower from rentals to the public of Borrower's furniture inventory and rental equipment including, without limitation, all customer deposits, advance rental payments, waiver fees, late fees, delivery fees, nonsufficient fund fees, reinstatement fees, but excluding Electronic Rental Revenues, all retail sales proceeds and sales taxes.

         "Solvent" means, as to any Person, such Person (i) is able to pay, and does pay, its debts as they mature and (ii) has a positive tangible net worth determined in accordance with GAAP.

         "Spousal Consent" shall mean any agreement provided by the spouse of any Person executing a Guaranty to the extent such spouse has not personally executed a Guaranty, to be substantially in the form provided by the Bank.

         "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by Borrower.

         ["TANGIBLE NET WORTH" MEANS, WITH RESPECT TO THE BORROWER AS OF ANY DATE OF DETERMINATION, THE EXCESS OF THE TOTAL ASSETS OF THE BORROWER OVER THE TOTAL LIABILITIES OF THE BORROWER, DETERMINED IN ACCORDANCE WITH GAAP CONSISTENTLY APPLIED, EXCLUDING FROM THE CALCULATION OF TOTAL ASSETS THE NOTES RECEIVABLES FROM SHAREHOLDERS OF THE BORROWER AND INCLUDING IN SUCH CALCULATION OF TOTAL ASSETS THE FRANCHISE FEES AS SHOWN ON THE BALANCE SHEET OF THE BORROWER AS OF SUCH DATE.]

         ["TOTAL LIABILITIES" MEANS, WITH RESPECT TO THE BORROWER, AS OF ANY DATE OF DETERMINATION, TOTAL LIABILITIES DETERMINED IN ACCORDANCE WITH GAAP CONSISTENTLY APPLIED, BUT EXCLUDING THEREFROM DEBT OF THE BORROWER WHICH IS SUBORDINATED TO THE LOAN INDEBTEDNESS OWING TO THE BANK PURSUANT TO A SUBORDINATION AGREEMENT IN FORM AND SUBSTANCE SATISFACTORY TO THE BANK.]

         1.2. Accounting Terms and Determination. Accounting terms used in this Agreement such as "amortization," "depreciation," "interest expense," and "tangible net worth" shall have the meaning normally given them by, and shall be calculated (both as to amounts and classification of items) in accordance with, GAAP. Any pronoun used herein shall be deemed to cover all genders. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations, and all references to any instruments or agreements, including, without limitation, references to any of the Loan

Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

2.       LOAN; USE OF PROCEEDS.

         2.1. Establishment of DDA Account; Loan Account. (a) Prior to the Closing Date, Bank shall establish a DDA Account for Borrower.

                  (b) Prior to the Closing Date, Bank shall also establish on its books an internal loan account in Borrower's name (the "Loan Account") in which Bank shall record, in accordance with customary accounting practice, all charges, expenses and other items properly chargeable to Borrower; all payments made by Borrower on account of indebtedness evidenced by the Loan Account; all proceeds of Collateral which are finally paid to Bank at its office in cash or solvent credits; and other appropriate debits and credits. The debit balance of the Loan Account shall reflect the amount of Borrower's Loan Indebtedness from time to time by reason of the Loan and other appropriate charges hereunder. At least once each month, Bank shall render a statement of account for the Loan Account, which statement shall be considered correct, and accepted by and conclusively binding upon Borrower, unless Borrower notifies Bank to the contrary within thirty (30) days after Bank's sending of said statement to Borrower.

         2.2. Advances. Upon Borrower's execution of this Agreement and compliance with its terms and subject to Bank's confirmation if requested by Aaron that Bank has a first priority security interest in the Collateral, Bank shall notify Borrower that Borrower may request Advances pursuant to the Loan Commitment. Bank shall make such Advances into the DDA Account for the sole purposes of honoring requests from Borrower, made through the Aaron's Proprietary System, for ACH transfers to (i) suppliers of Merchandise in payment of Approved Invoices, and (ii) to other accounts as may be specified by Borrower for Advances made for working capital purposes, subject to the approval of Aaron, such approval to be evidenced by the granting of a vendor identification number to Borrower to use in requesting such working capital Advance through the Aaron's Proprietary System. Borrower shall not use the DDA Account for any other purpose. The maximum principal amount of Advances at any time outstanding pursuant to this Agreement shall not exceed the lesser of (x) ____________________ ($ ___________) (the "Loan Commitment") and (y) the
Borrowing Base, as most recently reported by Aaron to Bank pursuant to Section 2.2(d) hereof (such lesser amount herein referred to as the "Revolver Availability"). Each Advance shall be in the amount of not less than $500.

                  (b) Borrower shall submit purchase order requests for Merchandise to Aaron. In the event that the purchase order is authorized pursuant to the Franchise Agreement, Aaron will prepare the purchase order and submit the same to the appropriate supplier requested by Borrower. The supplier will be instructed to ship all Merchandise directly to Borrower and Borrower will be responsible for (i) inspecting all Merchandise and resolving all disputes regarding the Merchandise with such supplier and (ii) paying all freight and other shipping and/or insurance charges arising in connection therewith with funds other than Loan Proceeds. The supplier will invoice Borrower for such Merchandise in accordance with normal industry practice. When

Borrower wishes to pay such invoice, Borrower, subject to the Revolver Availability of the Loan Commitment, shall pay such invoice by directing the Bank, through the Aaron's Proprietary System, to pay such invoice by means of an ACH transfer from its DDA Account. Any directions for ACH transfers correctly inputted into the Aaron's Proprietary System prior to 12:00 Midnight (Atlanta, Georgia time) on any Business Day, shall be paid by the Bank no later than the third Business Day thereafter, unless Borrower is otherwise notified by Aaron or the Bank.

                  (c) Upon receipt of the request for an ACH transfer (provided that such request relates to an Approved Invoice), the Bank shall honor such request by making an Advance pursuant to the Loan Commitment in the amount of such request into the Borrower's DDA Account and automatically forwarding such amount to the supplier by means of an ACH transfer in accordance with the instructions of Borrower. In the event that a request for an ACH transfer is presented for payment and Borrower's availability pursuant to the Loan Commitment is insufficient to honor such request, the Bank may, but shall have no obligation to, make such overadvance, which shall be an Advance for all purposes hereunder, but shall be due and payable upon demand. At the end of each calendar month, Bank shall provide Borrower with a monthly DDA Account statement in the form customarily used by Bank for its commercial customers and a loan account statement.

                  (d) On the fifth Business Day of each month (as determined on the last day of the preceding calendar month), Aaron shall calculate the Borrowing Base and report the same to Bank in writing (the "Borrowing Base Report"), and Bank shall be entitled to rely conclusively upon such information. Upon receipt of the Borrowing Base Report, Bank shall input such information into Bank's loan records to be effective as of the date which is two Business Days after receipt of such information. On the 10th day of each calendar month, Bank shall mail to Borrower a bill setting forth the total amount of principal (to the extent that the outstanding principal amount of the Loan exceeds the Borrowing Base as set forth in the most recent Borrowing Base Report) and interest due on the next Payment Date which bill shall be considered correct, and accepted by and conclusively binding upon Borrower, unless Borrower notifies Bank to the contrary within thirty (30) days after Bank's sending of said bill to Borrower. In addition, Bank, on the date which is two Business Days after receipt of the Borrowing Base Report from Aaron, shall notify Borrower in writing (including facsimile) of the new Borrowing Base for Borrower and shall require that Borrower repay on the next Payment Date any additional Advances made since the date of the preparation of the statement for such Payment Date if necessary to avoid any overadvance as of such date and such amount (in addition to any amounts set forth in the bill to Borrower) shall be due and payable on the next Payment Date.

         2.3. Master Note; Repayment. The Loan Commitment shall be evidenced by a note executed by Borrower in favor of Bank, substantially in the form of Exhibit A attached hereto (the "Master Note"). The Master Note shall be dated as of the date hereof and shall be payable to the order of Bank in the stated principal amount of the Loan Commitment. Payments of principal shall be due and payable by Borrower to Bank, subject to the provisions of Section

2.6(b) below, on the effective date of termination of the Loan (the "Maturity Date"), unless sooner accelerated in accordance with the terms hereof. Except as provided below, all payments of principal of, or interest on, the Loan Documents and all other sums due under the terms of the Loan shall be made in either (x) immediately available funds (including ACH transfers), or (y) checks or money orders made payable to the Bank at its principal office in Atlanta, Georgia in accordance with written instructions provided by the Bank. All voluntary prepayments of the Loan shall be made to the Bank at its Strategic Partner Programs Department in Atlanta, Georgia using preprinted envelopes provided by the Bank for such purpose or, if such envelopes are unavailable, mailed to the following address:

                           SunTrust Bank
                           Strategic Partner Programs Department
                           Attn: Aaron Rent's Program Manager
                           P.O. Box 4418
                           Mail Code 1923
                           Atlanta, GA 30302

         2.4. Loan Term; Voluntary Termination. The term of the Loan Commitment shall be a period of four years from the Closing Date (the "Loan Term"), subject to Section 10 hereof. Upon the termination of the Loan Commitment, the principal of and all accrued but unpaid interest on the Loan Indebtedness shall be forthwith due and payable, but all of the duties and covenants of Borrower hereunder, and all rights, remedies and privileges of Bank under this Agreement and Bank's security interest in the Collateral, shall continue in full force and effect until all of the Loan Indebtedness is fully and finally paid.

         2.5. Interest. (a) From and after the date hereof, interest shall accrue on the unpaid principal amount of the Loan Indebtedness at the Floating Rate. Interest shall be calculated daily and shall be computed on the basis of actual days elapsed over the period of a 360 day year. Interest shall be payable in arrears on each Payment Date and on the Maturity Date, whether due to acceleration or otherwise. After the occurrence of an Event of Default and during the continuance thereof, the outstanding principal balance of the Loan shall bear interest at the Default Rate, which shall be payable upon demand.

                  (b) In no contingency or event whatsoever shall the amount paid or agreed to be paid to Bank for the use, forbearance or detention of money advanced under this Agreement exceed the highest lawful rate permissible under Applicable Law. It is the intent hereof that Borrower will not pay or contract to pay, and that Bank not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be charged to and paid by Borrower under Applicable Law. All interest (and charges deemed interest) paid or agreed to be paid to Bank shall, to the extent permitted by Applicable Law, be amortized, pro rated, allocated and spread in equal parts throughout the full term hereof until payment in full of the principal amount of the Loan Indebtedness owing hereunder (including the period of any renewal or extension hereof) so that interest on the principal amount of the Loan Indebtedness outstanding hereunder for such full period will not exceed the maximum amount permitted by Applicable Law.

         2.6. Loan Prepayment. (a) Voluntary Prepayment. Borrower shall have the right to prepay the Loan in whole or in part upon at least two (2) Business Days' prior written notice to Bank, provided, however, that any voluntary partial prepayment of the Loan shall be in a minimum amount of $1,000.

                  (b) Mandatory Prepayment. On any Payment Date on which the aggregate outstanding principal amount of the Loan exceeds the Borrowing Base, as most recently reported to Borrower by Bank pursuant to Section 2.2(d) hereof, Borrower shall prepay the Loan in the amount of such overadvance, as notified to Borrower by Bank.

         2.7. Audits. Borrower hereby consents and authorizes Aaron or the Bank or any agent or representative thereof to conduct periodic field audits of Borrower. Such field audits may include, without limitation, examinations of the payment receipts, tax returns, bank statements, loan statements, Rental/Purchase Contracts, inventory on hand, computer-generated reports of Asset Dispositions, Rental Revenue and other financial data necessary to determine the accuracy and validity of the reports, compliance certificates, financial reports and other information forwarded to either of the Bank or Aaron by Borrower in connection with the Loan.

         2.8. Tracking of Merchandise. All Merchandise financed by the Bank must be serialized by means of the Aaron's Proprietary System for appropriate reconciliation of Advances and receipt of Merchandise. Borrower shall be obligated to furnish serial numbers for all Merchandise purchased directly to Aaron on a weekly basis (and, if available, on a daily basis) by transmittal of Borrower's receiving report (containing Aaron's Proprietary System numbers) directly to Aaron on the Aaron's Proprietary System. As set forth more fully below, Aaron will maintain and track such information as agent for the Bank and the Bank shall at all times have access to such information.

         2.9. Closing Fee. On the Closing Date of the Loan, Borrower shall pay to Bank a closing fee ("Closing Fee") in the amount of $500 per store location [PLUS $5,000]1.

         2.10. Commitment Fees. (a) Borrower shall pay a commitment fee (the "Commitment Fee") on any unused portion of the Loan Commitment in the amount of ____ percent (___%) per annum, such Commitment Fee to be paid quarterly in arrears on every third Payment Date, commencing on ________________.

                  (b) All Commitment Fees shall be paid on the dates due, in immediately available funds, to the Bank.

---------------
(1) Note: in the case of an Established Franchisee Borrower that has customized financial covenants as specified by Sponsor in accordance with Section 6 hereof, an additional $5,000 fee will be charged.

         2.11. Delinquent Payment Fees. In the event that any payment due and payable hereunder is not received by the Bank on the Payment Date when due, the Borrower shall, upon request from the Bank, pay to the Bank a delinquent payment fee (the "Delinquent Payment Fee") in an amount equal to the greater of (i) one percent (1%) of the amount of the late payment and (ii) $500.00.

         3.       COLLATERAL AND INSURANCE.

         3.1. Granting of Security Interest in Collateral. As security for the payment and performance of all of the Loan Indebtedness, Bank shall have and Borrower hereby grants to Bank a continuing security interest in the following described property of Borrower, whether now in existence or hereafter created or acquired and wherever located (collectively, the "Collateral"): all Accounts, Merchandise, Inventory, Investment Property, Equipment, General Intangibles, Documents, Instruments, Chattel Paper (including, but not limited to, the Rental/Purchase Contracts), Balances, and Books and Records, and all products and proceeds of the foregoing (including insurance proceeds). The Loan Indebtedness shall also be secured by any other property (whether real or personal) in which Borrower may have heretofore or concurrently herewith granted, or may hereafter grant, a Lien in favor of Bank.

         3.2. Form of Rental/Purchase Contracts. All Rental/Purchase Contracts will be (a) in a form prescribed by Aaron for use by its franchisees,
(b) be transferable to Bank and (c) contain the following provision directly above Borrower's customer's signature:

         "NOTWITHSTANDING ANYTHING SET FORTH IN THIS AGREEMENT TO THE CONTRARY, THE UNDERSIGNED ACKNOWLEDGES AND CONSENTS TO THE TRANSFER OF, OR GRANT OF A SECURITY INTEREST IN, ANY OR ALL OF THE LESSOR'S RIGHT, TITLE AND INTEREST (RESIDUAL OR OTHERWISE) IN AND UNDER THIS AGREEMENT TO ANY THIRD PARTY. NO SUCH TRANSFER OR GRANT OF SECURITY INTEREST WILL: (A) AFFECT THE UNDERSIGNED'S LOAN INDEBTEDNESS; (B) CHANGE ANY DUTIES OF, OR INCREASE ANY BURDENS OR RISKS IMPOSED ON, THE PARTIES TO THIS AGREEMENT; OR (C) GIVE RISE TO ANY RIGHTS OR REMEDIES PROVIDED UNDER
         SECTION 2A-303(1)(b) OF THE UNIFORM COMMERCIAL CODE, AS ADOPTED IN THE APPLICABLE JURISDICTION. NO ENFORCEMENT OF ANY SECURITY INTEREST WILL CONSTITUTE A TRANSFER THAT CHANGES ANY DUTIES OF, OR INCREASES ANY BURDENS OR RISK IMPOSED ON, THE PARTIES TO THIS AGREEMENT. THE UNDERSIGNED WAIVES ALL RIGHTS AND REMEDIES PROVIDED UNDER SECTION 2A-303 OF THE UNIFORM COMMERCIAL CODE, AS ADOPTED IN THE APPLICABLE JURISDICTION."

Immediately upon execution of the same, all Rental/Purchase Contracts shall be hereby assigned to Bank, and, immediately upon Bank's request, delivered to Bank together with any and all related documents, and will contain, by way of a stamp or as a part of the preprinted rental contract or lease agreement form, the following legend directly below Borrower's customer's signature:

         "FOR VALUE RECEIVED, THIS AGREEMENT HAS BEEN ASSIGNED TO SUNTRUST BANK AND THERE ARE NO DEFENSES AGAINST THE ASSIGNEE."

Borrower will not assign, sell, pledge, convey or by any other means transfer to any person other than Bank any Rental/Purchase Contracts or Chattel Paper, without Bank's prior written consent.

         3.3. Other Documents. Borrower shall execute and deliver, or shall be caused to be executed and delivered, to Bank such other instruments, agreements, assignments, notifications or other documents relating to the Collateral as Bank may from time to time request in order to evidence, perfect or continue the perfection of Bank's Liens upon any of the Collateral.

         3.4. Insurance. Borrower shall maintain and keep in force insurance of the types and in the amounts customarily carried in lines of business similar to Borrower's and such other insurance as Bank may require, including, without limitation, theft, fire, public liability, business interruption, casualty, property damage, and worker's compensation insurance, which insurance shall be carried with companies and in amounts satisfactory to Bank. All casualty and property damage insurance shall name Bank as mortgagee or loss payee, as appropriate. Borrower shall deliver to Bank from time to time, at Bank's request, copies of all such insurance policies and certificates of insurance and schedules setting forth all insurance then in effect. Each policy of insurance shall contain a clause requiring the insurer to give not less than thirty (30) days' prior written notice to Bank in the event of cancellation of the policy for any reason whatsoever and a clause that the interest of Bank shall not be impaired or invalidated by any act or neglect of Borrower or owner of the property nor by the occupation of the premises for purposes more hazardous than are permitted by said policy. All such insurance policies shall contain such other provisions as Bank may require in order to protect Bank's security interests in the collateral and Bank's right to receive payments under such policies. Borrower hereby appoints Bank as attorney-in-fact for Borrower to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable to Borrower thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments, or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies, which power of attorney shall be deemed coupled with an interest and irrevocable so long as Bank shall have a security interest in any of the Collateral pursuant to this Agreement. If Borrower shall fail to procure such insurance or to pay any premium with respect thereto, then Bank may, at its discretion, procure such insurance or pay such premium and any costs so incurred by Bank shall constitute a part of the liabilities secured hereby. Bank may apply the proceeds of any insurance policy received by Bank to the payment of any liabilities, whether or not due, in such order of application as Bank shall determine. Borrower shall promptly furnish Bank with certificates or other evidence satisfactory to Bank indicating compliance with the foregoing insurance requirements.

         3.5. Validation and Collection of Accounts. Whether or not a Default Condition or an Event of Default has occurred, Bank shall have the right, at any time or times hereafter, in the name of Bank or any designee of Bank to verify the validity, amount or any other matter relating to any Accounts by mail, telephone or otherwise, and Borrower shall fully cooperate with Bank in an effort to facilitate and promptly conclude any such verification process. Unless Bank shall at any time following the occurrence of an Event of Default, elect to give notice to Account Debtors to make payments on the Accounts directly to Bank, Borrower shall endeavor in the first instance to make collection of its Accounts for Bank. Borrower shall at the request of Bank notify the Account Debtors of the security interest of Bank in any Account and Bank may itself at any time so notify Account Debtors. Upon or after the occurrence of an Event of Default, Borrower shall (if and to the extent requested to do so by Bank) notify the Account Debtors to make all payments owing to Borrower directly to Bank for application to the Loan Indebtedness.

         3.6. Maintenance of Collateral. Borrower shall maintain all Inventory and Equipment in good condition, reasonable wear and tear excepted in the case of Equipment, and shall, as and when requested by Bank, provide Bank with a list of all of the Equipment and evidence of ownership thereof. Borrower shall not permit any of the Equipment to become affixed to any real property so that such Equipment is deemed a fixture under the real estate laws of the applicable jurisdiction.

         3.7. Expenses Relating to Collateral. Borrower shall pay Bank on demand an amount equal to any and all expenses, including legal fees, incurred or paid by Bank in connection with Bank's insuring, maintaining, protecting, storing, safeguarding, or paying Liens with respect to any of the Collateral or otherwise discharging any duty or obligation of Borrower with respect to any of the Collateral.

         3.8. Rights to Collateral. Bank shall have no duty to collect, protect or preserve the underlying value of any Collateral or any income thereon or to preserve any rights against prior parties. Bank may exercise its rights and remedies with respect to the Collateral without first resorting (and without regard) to any other security for the Loan or other sources of payment or reimbursement for the Loan Indebtedness.

4.       CONDITIONS PRECEDENT.

         Borrower shall deliver and Bank shall have received the following documents, each in form and substance satisfactory to Bank, as conditions precedent of the Loan:

                  (a)      a validly executed copy of this Agreement;

                  (b)      the validly executed Master Note;

                  (c) a validly executed copy of a Guaranty of each partner or majority stockholder of Borrower, and to the extent not prohibited by Applicable Law, the spouse of such Person; provided, however, that if such spouse is not providing a Guaranty, a validly executed copy of the Spousal Consent;

                  (d) a validly executed Landlord's Waiver for each location of Borrower where the financed Merchandise is located;

                  (e) a validly executed Subordination Agreement from each other debtholder of Borrower;

                  (f) validly executed Uniform Commercial Code Financing Statements suitable to enable Bank to perfect the security interest granted to it under this Agreement;

                  (g)      evidence of Borrower's good standing;

                  (h) a validly executed Officer's Certificate or such other evidence acceptable to Bank evidencing Borrower's corporate, partnership or other necessary authorization of the Loan and incumbency;

                  (i) a Certificate of Insurance from an insurer acceptable to Bank evidencing Borrower's compliance with Section 3.4 hereof and naming the Bank as loss payee/additional insured as follows:

                           SunTrust Bank
                           Strategic Partner Programs Department
                           Attn: Aaron Rents Program Manager
                           PO Box 4418
                           Mail Code 1923
                           Atlanta, GA 30302

                  (j) a validly executed authorization to make the ACH transfers for payments of principal, interest and fees contemplated hereunder, including without limitation, mandatory prepayments of the Loan pursuant to Section 2.6(b), which authorization shall be in form and substance satisfactory to the Bank; and

                  (k)      an initial Borrowing Base Report from Aaron.

         In addition, Bank shall have satisfied itself that there are no Liens on any of the Collateral, and Bank shall be satisfied that all corporate or partnership proceedings necessary for the authorization of the Loan Commitment shall have been taken and the Bank shall have received any other documents that it deems necessary or advisable.

5.       BORROWER'S REPRESENTATIONS AND WARRANTIES.

         To induce Bank to enter into this Agreement, Borrower represents and warrants as follows:

         5.1. Organization and Qualification of Borrower. Borrower is [a corporation duly organized, validly existing and in good standing] [a _________ partnership duly formed and validly existing] [a limited liability company duly organized, validly existing and in good standing] under the laws of the state shown on the first page hereof, and is qualified to do business in all jurisdictions where the character of its properties or the nature of its activities make such qualification necessary.

         5.2. Trade Names, Subsidiaries and Location of Assets. Exhibit B attached hereto and made a part hereof fully and accurately discloses any legal name, trade name or style ever used by Borrower, any Subsidiaries owned by Borrower, and each office, other place of business or location of assets of Borrower.

         5.3. Corporate or Other Authority; No Violation of Other Agreements. The execution, delivery and performance by Borrower of this Agreement and the other Loan Documents have been duly authorized by all necessary action on the part of Borrower and do not and will not (i) violate any provision of Borrower's articles of incorporation, by-laws, or other organizational documents or any Applicable Law, or (ii) be in conflict with, result in a breach of, or constitute (following notice or lapse of time or both) a default under any agreement to which Borrower is a party or by which Borrower or any of its property is bound.

         5.4. Enforceability. This Agreement and each of the other Loan Documents create legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

         5.5. Entire Agreement. The Master Note and accompanying Loan Documents executed in connection with the Loan and delivered to Bank are the only contracts evidencing the transaction described herein and constitute the entire agreement of the parties hereto with respect to the transaction.

         5.6. Genuineness of Signatures. The Master Note and each accompanying Loan Document executed in connection with the Loan is genuine and all signatures, names, amounts and other facts and statements therein and thereon are true and correct.

         5.7. Litigation. There are no actions, suits, proceedings or investigations pending or, to the knowledge of Borrower, threatened before any court or administrative or governmental agency that may, individually or collectively, adversely affect the financial condition or business operations of Borrower.

         5.8. Financial Condition. Borrower's financial statement previously delivered to Aaron, fairly and accurately presents the financial condition of Borrower as of such date and has been prepared in accordance with GAAP consistently applied, and since the date of that financial statement, there has been no material adverse change in the financial condition of Borrower. Borrower is now and will remain Solvent.

         5.9. Taxes. All federal, state and local tax returns have been duly filed, and all taxes, assessments and withholdings shown on such returns or billed to Borrower have been paid, and Borrower maintains adequate reserves and accruals in respect of all such federal, state and other taxes, assessments and withholdings. There are no unpaid assessments pending against Borrower for any taxes or withholdings, and Borrower knows of no basis therefor.

         5.10. Compliance with Laws. Borrower has duly complied with, and its properties and business operations are in compliance in all material respects with, the provisions of all Applicable Laws, including, without limitation ERISA, the Fair Labor Standards Act and all Environmental Laws. Borrower possesses all permits, franchises, licenses, trademark rights, trade names, patents and other authorizations necessary to enable it to conduct its business operations as now conducted, and no filing with, and no consent, authorization, order or license of, any Person is necessary in connection with the execution or performance of this Agreement or the other Loan Documents.

         5.11.    No Default. No Default Condition or Event of Default exists.

         5.12. Accounts. Each Account arises out of a bona fide lease or sale and delivery of goods or rendition of services by Borrower and, unless otherwise indicated by Borrower to Bank in writing promptly after learning thereof, the facts appearing on the invoice evidencing such Account and Borrower's books relating thereto are true and accurate and payment thereof is not subject to any known dispute, offset or claim except for discounts granted in the ordinary course of Borrower's business that are reflected on the face of such invoice.

         5.13. Use of Proceeds. None of the proceeds of any Advances by Bank have been or will be used to purchase or carry (or to satisfy or refinance any indebtedness incurred to purchase or carry) any "margin stock" (as defined in Regulation U of the Federal Reserve Board). Advances shall be made for the sole purposes of honoring requests for ACH transfers to (i) suppliers of Merchandise in payment of Approved Invoices, and (ii) other accounts specified by Borrower with respect to Advances made for working capital purposes, subject to the approval of Aaron, which requests have been entered by the Borrower in the Aaron's Proprietary System as provided above.

         5.14. Experience as Aaron Franchisee. Borrower (x) has been a franchisee of Aaron for a period of at least 18 months; (y) has had at least two Aaron Rent's stores open for a minimum of 12 months; and (z) has at least four Aaron Rent's stores open or under executed area development agreements.

Each submission of an Approved Invoice made by Borrower pursuant to this Agreement or any other Loan Document shall constitute an automatic representation and warranty by Borrower to Bank that there does not then exist any Default Condition or Event of Default and a reaffirmation as of the date of said request that all representations and warranties of Borrower contained in this Agreement and the other Loan Documents are true in all material respects. All representations and warranties contained in this Agreement or in any of the other Loan Documents shall survive the execution, delivery and acceptance hereof by Bank and the closing of the transactions described herein.

6.       FINANCIAL COVENANTS.

         Borrower shall comply with the following financial covenants:

                           [(I) DEBT TO EBIT. COMMENCING ON THE FIRST DAY OF THE
                  CALENDAR QUARTER IN WHICH THE FIRST DAY OF THE 19TH MONTH FOLLOWING THE OPENING DATE OF THE FIRST STORE OF BORROWER OCCURS AND MEASURED ON THE LAST DAY OF THE CALENDAR QUARTER IN WHICH SUCH 19TH MONTH OCCURS AND ON THE LAST DAY OF EACH CALENDAR QUARTER THEREAFTER, THE RATIO OF BORROWER'S DEBT TO EBIT FOR SUCH CALENDAR QUARTER SHALL NOT EXCEED 16:1.0;

                           (II) DEBT TO RENTAL REVENUE. COMMENCING ON THE FIRST
                  DAY OF THE CALENDAR QUARTER IN WHICH THE FIRST DAY OF THE 19TH MONTH FOLLOWING THE OPENING DATE OF THE FIRST STORE LOCATION OF BORROWER OCCURS AND MEASURED AS OF THE LAST DAY OF THE CALENDAR QUARTER IN WHICH SUCH 19TH MONTH OCCURS AND ON THE LAST DAY OF EACH CALENDAR QUARTER THEREAFTER, THE RATIO OF BORROWER'S DEBT TO BORROWER'S RENTAL REVENUE, SHALL NOT EXCEED 5.5:1.0; AND

                           (III) TOTAL LIABILITIES TO TANGIBLE NET WORTH.
                  COMMENCING ON THE FIRST DAY OF THE CALENDAR QUARTER IN WHICH THE FIRST DAY OF THE 13TH MONTH FOLLOWING THE OPENING DATE OF THE FIRST STORE LOCATION OF BORROWER OCCURS AND MEASURED AS OF THE LAST DAY OF THE CALENDAR QUARTER IN WHICH SUCH 13TH MONTH OCCURS AND ON THE LAST DAY OF EACH CALENDAR QUARTER THEREAFTER, THE RATIO OF BORROWER'S TOTAL LIABILITIES TO TANGIBLE NET WORTH, SHALL NOT EXCEED 5.5:1.0.

                  WITH RESPECT TO THE FINANCIAL COVENANTS SET FORTH ABOVE IN SUBSECTIONS (I) AND (II), WHICH ARE CALCULATED BASED UPON THE OPENING DATE OF A STORE LOCATION, THE FINANCIAL INFORMATION FROM STORE LOCATIONS THAT HAVE NOT REACHED THE OPENING DATE ANNIVERSARY INCORPORATED INTO SUCH COVENANTS SHALL BE EXCLUDED FROM SUCH CALCULATIONS. DEBT ATTRIBUTABLE TO SUCH LOCATIONS AND DEDUCTED FROM THE FINAL CALCULATIONS SHALL BE DEDUCTED ON A PRO RATA BASIS CALCULATED BY DIVIDING SUCH STORES' AGGREGATE NET BOOK VALUE OF MERCHANDISE BY THE NET BOOK VALUE OF MERCHANDISE FOR ALL STORE LOCATIONS. THE FINANCIAL COVENANTS SHALL OTHERWISE BE CALCULATED ON A CONSOLIDATED BASIS AS TO ALL STORE LOCATIONS.]

         OR

         [FINANCIAL COVENANTS TO BE SPECIFIED BY SPONSOR]

7.       BORROWER'S AFFIRMATIVE COVENANTS.

         During the term of this Agreement, and thereafter for so long as there are is any outstanding Loan Indebtedness to Bank, Borrower covenants that, unless otherwise consented to by Bank in writing, it shall:

         7.1. Financial Reports. Deliver to Aaron or cause to be delivered to Aaron:

                  (i) on or before the twenty-seventh day of each month, an unaudited balance sheet and income statement accurately reflecting the financial transactions and status of the Borrower as of the end of the prior month and on a year to date basis, on a consolidated and per store basis; prepared in accordance with GAAP in the format recommended by Aaron;

                  (ii) within 27 days after the end of each calendar quarter (a) an unaudited balance sheet and income statement accurately reflecting the financial transactions and status of Borrower as of the end of the prior month and on a quarterly basis, on a consolidated and per store basis, prepared in accordance with GAAP in the format recommended by Aaron, and (b) a Compliance Certificate as described below in Section 7.2;

                  (iii) within 90 days after the end of each fiscal year a balance sheet and income statement of Borrower as of the end of such year, compiled by such firm of independent public accountants as may be designated by Borrower and be satisfactory to Bank as prepared in accordance with GAAP and, to the extent delivered to Aaron, audited financial statements for such period;

                  (iv) within 120 days after the end of each fiscal year, an annual personal financial statement of each Guarantor; and

                  (v) with reasonable promptness, all reports by Borrower to its shareholders and such other information as Aaron or the Bank may reasonably request from time to time.

         7.2. Compliance Certificate. Prepare and deliver to Aaron, in conjunction with the quarterly financial reports required to be delivered pursuant to Section 7.1(iii) above, a quarterly Compliance Certificate (the form of which is attached hereto as Exhibit C) presenting the calculation of the financial covenants set forth above in Section 6, noting any negative variances with the covenants and explaining any such variances.

Borrower acknowledges that Aaron will review each Compliance Certificate and may revise the calculations set forth on such Compliance Certificate to be consistent with the information shown on quarterly detailed Inventory reconciliation reports and detailed revenue reports prepared by Aaron each quarter showing the amount of Inventory at each of Borrower's stores as of the end of such quarter and the amount of monthly and quarterly revenue at each of

Borrower's stores. Borrower acknowledges that Aaron will forward copies of each Compliance Certificate, with revised calculations as appropriate, to Bank and agrees that Bank shall be entitled to rely each such Compliance Certificate, as revised by Aaron, for purposes of determining whether the covenants set forth in
Section 6 above have been met.

         7.3. Books and Records. Maintain its Books and Records and accounts in accordance with GAAP and permit any Person designated by Bank or Aaron to visit Borrower's premises, inspect any of the Collateral or any of the Books and Records, and to make copies thereof and take extracts therefrom, and to discuss Borrower's financial affairs with Borrower's financial officers and accountants.

         7.4. Taxes. Promptly file all tax returns and pay and discharge all taxes, assessments, withholdings and other governmental charges imposed upon it, its income or profits, or upon any property belonging to it, prior to the date on which penalties attach thereto.

         7.5. Notices to Bank. Promptly notify Bank in writing of (i) the occurrence of any Default Condition or Event of Default; (ii) any pending or threatened litigation claiming damages in excess of $25,000 or seeking relief that, if granted, would adversely affect the financial condition or business operations of Borrower; (iii) the release or discharge of any Hazardous Substance on any property owned by Borrower; and (iii) any asserted violation by Borrower of or demand for compliance by Borrower with any Applicable Law.

         7.6. Compliance with Applicable Laws. Comply in all material respects with all Applicable Laws, including, without limitation, ERISA, the Fair Labor Standards Act and all Environmental Laws.

         7.7. Corporate Existence. Maintain its separate corporate existence and all rights, privileges and franchises in connection therewith, and maintain its qualification and good standing in all jurisdictions where the failure to do so could have a material adverse effect upon its financial condition or ability to collect the Accounts.

8.       NEGATIVE COVENANTS.

         During the term of this Agreement, and thereafter for so long as there are is Loan Indebtedness outstanding, Borrower covenants that unless Bank has first consented thereto in writing, it will not:

         8.1. Merger; Disposal or Moving of Collateral. Merge or consolidate with or acquire any substantial portion of the assets or stock of any Person; sell, lease, transfer or otherwise dispose of all or any portion of its properties (including any of the Collateral), except sales or rentals of Inventory in the ordinary course of business; or, without having given Bank at least 60 days prior written notice and having executed such instruments and agreements as Bank shall require, change its name, the location of any Collateral or the location of its chief executive office, principal place of business or the office at which it maintains its Books and Records.

Notwithstanding the foregoing, to the extent that Borrower is calculating its compliance with the financial covenants set forth in Section 6 hereof on a consolidated basis, Borrower may move Inventory from one location included in such calculation to another of Borrower's Aaron's Rental Purchase locations without complying with the notice provisions hereof, as long as such Inventory is properly transferred in the Aaron's Proprietary System.

         8.2. Liens. Grant or suffer to exist any Lien upon any of the Collateral except Permitted Liens.

         8.3. Guarantees. Guarantee, assume, endorse or otherwise become contingently liable for any obligation or indebtedness of any Person, either directly or indirectly, exceeding $25,000 not existing as of this date, except by endorsement of items of payment for deposit or collection.

         8.4. Loans. Make loans or advances of money to or investments in any Person, or (except in the ordinary course of business and on fair and reasonable terms) engage in any transaction with a subsidiary or affiliate.

         8.5. Stock of Borrower. Repurchase, or pay or declare any dividend on, any of its capital stock; provided, however, that if no Default Condition or Event of Default exists and Borrower remains in compliance with the financial covenants set forth in Section 6 above after giving effect thereto, it may pay dividends and make such repurchases.

9.       EVENTS OF DEFAULT.

         9.1. List of Events of Default. The occurrence of any one or more of the following conditions or events shall constitute an "Event of Default":

                  (a) Borrower shall fail to pay any of the Loan Indebtedness (including any overadvance) within ten (10) days of the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise);

                  (b) any warranty, representation, or other statement by Borrower herein or in any instrument, certificate or financial statement furnished in compliance herewith proves to have been false or misleading in any material respect when made;

                  (c) Borrower shall fail or neglect to perform, keep or observe any covenant contained in this Agreement, any of the other Loan Documents or any other agreement now or hereafter entered into with Bank; Borrower shall fail to abide by the financial covenants set forth in Section 6 hereof, provided that Aaron may waive any financial covenant.

                  (d) Borrower or any Guarantor shall fail to pay when due any amount owed to any creditor (other than Bank) or any Guarantor shall fail to pay or perform any liability or obligation in accordance with the terms of any agreement with Bank;

                  (e) Borrower, Aaron or any Guarantor shall cease to be Solvent, shall die or become incompetent, shall suffer the appointment of a receiver, trustee, custodian or similar fiduciary, shall make an assignment for the benefit of creditors, or shall make an offer of settlement or composition to their respective unsecured creditors generally;

                  (f) any petition for an order for relief shall be filed by or against Borrower or any Guarantor or Aaron under the Bankruptcy Code (if against Borrower or any Guarantor, the continuation of such proceeding for more than 30 days);

                  (g) any judgment, writ of attachment or similar process is entered or filed against Borrower or any Guarantor or any of Borrower's or any Guarantor's property and such judgment, writ of attachment or process is not dismissed, satisfied or vacated within ten (10) days thereafter or results in the creation or imposition of any Lien upon any Collateral that is not a Permitted Lien;

                  (h) Any Guarantor shall revoke or attempt to revoke the guaranty signed by such Guarantor or shall repudiate such Guarantor's liability thereunder or Aaron shall default in its obligations to Bank with respect to the Loan Indebtedness or repudiate its liability therefor;

                  (i) any Person, or group of Persons (whether or not related), shall have or obtain legal or beneficial ownership of a majority of the outstanding voting securities or rights of Borrower, other than any Person, or group of Persons, that has such majority ownership on the date of execution of this Agreement;

                  (j) Borrower shall lose its franchise, license or right to rent or to sell the Inventory or Borrower's Franchise Agreement is terminated or revoked for any reason;

                  (k) Borrower shall fail to enter properly any acquisition of Inventory or Equipment or any Asset Disposition on the Aaron's Proprietary System; or

                  (l) Borrower shall use its DDA Account for any use other than as explicitly authorized pursuant to this Agreement.

         9.2. Cure Period. Borrower shall have a five (5) calendar day period after the Bank gives it notice of the occurrence of an Event of Default (other than an Event of Default pursuant to Section 9.1(f)) above, during which it may cure such Event of Default. An Event of Default arising under Section 9.1(a) above shall only be cured by the Bank's receipt of payment in immediately available funds by wire transfer, money order or cashier's check.

         9.3. Advances. In no event shall the Bank have any obligation to make an Advance pursuant to the Loan Commitment if there exists a Default Condition or an Event of Default.

10.      REMEDIES.

         All of the Loan Indebtedness shall become immediately due and payable and the Loan Commitment shall be deemed immediately terminated (without notice to or demand upon Borrower) upon the occurrence of an Event of Default under
Section 9.1(f) of this Agreement; and upon and after the occurrence of any other Event of Default, subject to the cure period set forth in Section 9.2 hereof, Bank shall have the right to terminate immediately the Loan Commitment and to declare the entire unpaid principal balance of and accrued interest with respect to the Loan Indebtedness to be, and the same shall thereupon become, immediately due and payable upon receipt by Borrower of written notice and demand. From and after the date on which the Loan Indebtedness becomes automatically due and payable or is declared by Bank to be due and payable as aforesaid, Bank shall have and may exercise from time to time any and all rights and remedies afforded to a secured party under the Code or any other Applicable Law. If the Loan Indebtedness is collected by or through an attorney at law, Bank shall be entitled to collect reasonable attorneys' fees and court costs from Borrower. In addition to, and without limiting the generality of the foregoing, Bank shall have the following rights and remedies which it may exercise at any time or times (all of which rights and remedies shall be cumulative and may be exercised singularly or concurrently):

         (a) The right to notify any Account Debtor to make all payments owing to Borrower directly to Bank for application to the Loan Indebtedness and to collect all amounts owing from any such Account Debtor;

         (b) The right to sell, lease or otherwise dispose of any or all of the Collateral at public or private sale, for cash, upon credit or upon such other terms as Bank deems advisable in its sole discretion, or otherwise to realize upon the whole or from time to time any part of the Collateral in which Bank may have a security interest. Any requirement of reasonable notice shall be met if such notice is sent to Borrower in accordance with Section 12 hereof at least seven (7) days before the date of sale or other disposition of the Collateral. Bank may bid and be the purchaser at any such sale if permitted by Applicable Law;

         (c) The right to require Borrower, at Borrower's expense, to assemble the Collateral and make it available to Bank at a place reasonably convenient to both parties (and, for purposes hereof, Borrower stipulates that Bank shall be entitled to the remedy of specific performance). Alternatively, Bank may peaceably by its own means or with judicial assistance enter Borrower's premises and take possession of the Collateral or dispose of the Collateral on Borrower's premises without interference by Borrower;

         (d) The right to incur attorneys' fees and expenses in exercising any of the rights, remedies, powers or privileges provided hereunder, and the right (but not the obligation) to pay, satisfy and discharge, or to bond, deposit or indemnify against, any tax or other Lien which in the opinion of Bank may in any manner or to any extent encumber any of the Collateral, all of which fees, payments and expenses shall become part of Bank's expenses of retaking, holding, preparing for sale and the like, and shall be added to and become a part of the principal amount of the Loan Indebtedness;

         (e) The right, in Bank's sole discretion, to perform any agreement of Borrower hereunder which Borrower shall fail to perform and take any other action which Bank deems necessary for the maintenance or preservation of any of the Collateral or Bank's interest therein, and Borrower agrees forthwith to reimburse Bank for all expenses incurred in connection with the foregoing, together with interest thereon at the Default Rate from the date incurred until the date of reimbursement;

         (f) The right at any time or times, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand) held by Bank for Borrower's account against any of the Loan Indebtedness, irrespective of whether or not Bank has made any demand under the this Agreement;

         (g) The right to apply the proceeds realized from any collection, sale, lease or other disposition of the Collateral first to the costs, expenses and attorneys' fees incurred by Bank for collection and for acquisition, protection, removal, storage, sale and delivery of the Collateral; secondly, to interest due upon the principal amount of the Loan Indebtedness; and thirdly, to the principal amount of the Loan Indebtedness. If any deficiency shall arise, Borrower and Guarantor shall remain bound and liable to Bank therefor;

         (h) The right to act as Borrower's attorney-in-fact (and Borrower hereby irrevocably appoints Bank as Borrower's agent and attorney-in- fact), in Borrower's or Bank's name, but at Borrower's cost and expense, to receive, open and dispose of all mail addressed to Borrower pertaining to any of the Collateral, to notify postal authorities to change the address and delivery of mail to Borrower to such address as Bank may designate, to sign Borrower's name on any bill of lading constituting or relating to any Collateral, to send verifications with respect to the Collateral, to execute in Borrower's name any affidavits or notices with regard to any all Lien rights and to do all other acts and things necessary to carry out the terms of this Agreement or to discharge any obligation of Borrower hereunder, this power, being coupled with an interest, is to be irrevocable so long as any Loan Indebtedness is outstanding.

11.      WAIVERS.

         Borrower waives notice of Bank's acceptance hereof. Borrower hereby waives any requirement on the part of Bank to post any bond or other security as a condition to Bank's right to obtain an immediate writ of possession with respect to any Collateral. Bank shall not be deemed to have waived any of its rights upon or remedies hereunder or any Event of Default unless such waiver be in writing and signed by Bank. No delay or omission on the part of Bank in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

12.      NOTICES.

         All notices and demands to or upon a party hereto shall be in writing and shall be sent by certified mail, return receipt requested, personal delivery against receipt or by telecopier or other facsimile transmission and shall be deemed to have been validly served, given or delivered when delivered against receipt or one Business Day after deposit in the mail, postage prepaid, or, in the case of facsimile transmission, when indicated by verification receipt printed by the sending machine as having been received at the office of the noticed party, addressed in each case as follows:

         If to Borrower:
                                       -------------------------
                                       -------------------------
                                       -------------------------
                                       Attention
                                                 ---------------
                                       Telecopier No.:
                                                      ----------

         If to Bank:                   SunTrust Bank
                                       Strategic Partner Program
                                       Attn: Aaron Rents Program Manager
                                       303 Peachtree Street, N.E., 2nd Floor
                                       Atlanta, Georgia 30308
                                       Telecopier No.:(404) 724-3716

or to such other address as each party may designate for itself by like notice given in accordance with this Section. Any written notice or demand that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date that such notice is actually received by the individual to whose attention such notice is to be sent as specified above or such individual's successor in office.

13.      INDEMNIFICATION.

         Borrower hereby agrees to indemnify Bank and hold Bank harmless from and against any liability, loss, damage, suit, action or proceeding ever suffered or incurred by Bank as the result of Borrower's failure to observe, perform or discharge Borrower's duties hereunder. Without limiting the generality of the foregoing, this indemnity shall extend to any claims asserted against Bank by any Person under any environmental laws. If any taxes, fees or other charges shall be payable by Borrower or Bank on account of the execution, delivery or recording of any of the Loan Documents or any loans outstanding hereunder, Borrower will pay (or reimburse Bank's payment of) all such taxes, fees or other charges, including any applicable interests and penalties, and will indemnify and hold Bank harmless from and against liability in connection therewith. The indemnity obligations of Borrower under this Section shall survive the payment in full of the Loan Indebtedness.

14.      ENTIRE AGREEMENT; AMENDMENT.

         This Agreement and the other Loan Documents embody the entire understanding and agreement between the parties hereto with respect to the subject matter hereof, and this Agreement may not be modified or amended except by an agreement in writing signed by Borrower and Bank.

15.      SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; but Borrower shall not assign this Agreement or any right or benefit hereunder to any Person. The Bank may assign its rights and obligations hereunder at any time and to any Person, including without limitation, to Aaron.

16.      ARBITRATION.

         ANY CONTROVERSY ARISING WITH RESPECT TO THIS AGREEMENT SHALL BE DETERMINED BY ARBITRATION IN THE CITY AGREED UPON BY BORROWER AND BANK. IF BORROWER AND BANK FAIL TO SO AGREE, THEN SUCH ARBITRATION SHALL TAKE PLACE IN ATLANTA, GEORGIA. ARBITRATION SHALL BE IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION EXCEPT TO THE EXTENT OTHERWISE SET FORTH IN THIS SECTION. THE DISPUTE SHALL BE DETERMINED BY AN ARBITRATOR ACCEPTABLE TO BOTH PARTIES WHO SHALL BE SELECTED WITHIN SEVEN (7) DAYS OF FILING OF NOTICE OF INTENTION TO ARBITRATE. OTHERWISE, THE DISPUTE SHALL BE DETERMINED BY A PANEL OF THREE ARBITRATORS SELECTED AS FOLLOWS: WITHIN SEVEN
(7) DAYS OF FILING NOTICE OF INTENTION TO ARBITRATE, EACH PARTY WILL APPOINT ONE ARBITRATOR, WHO SHALL BE AN ATTORNEY ADMITTED BEFORE THE BAR OF ANY STATE OF THE UNITED STATES (BUT NEITHER SUCH ATTORNEY NOR ANY FIRM WITH WHICH SUCH ATTORNEY HAS BEEN ASSOCIATED IN THE IMMEDIATELY PRECEDING FIVE YEARS SHALL HAVE BEEN RETAINED BY SUCH PARTY DURING THE IMMEDIATELY PRECEDING FIVE YEARS). THESE TWO ARBITRATORS WILL THEN NAME A THIRD ARBITRATOR, WHO SHALL ALSO BE

AN ATTORNEY ADMITTED BEFORE THE BAR OF ANY STATE OF THE UNITED STATES (BUT NEITHER SUCH ATTORNEY NOR ANY FIRM WITH WHICH SUCH ATTORNEY HAD BEEN ASSOCIATED FOR THE IMMEDIATELY PRECEDING FIVE YEARS SHALL HAVE BEEN RETAINED BY EITHER PARTY DURING THE IMMEDIATELY PRECEDING FIVE YEARS) AND WHO SHALL PRESIDE OVER THE PANEL. IF EITHER PARTY FAILS TO APPOINT AN ARBITRATOR, OR IF THE TWO ARBITRATORS DO NOT NAME A THIRD ARBITRATOR WITHIN SEVEN (7) DAYS, EITHER PARTY MAY REQUEST THE AMERICAN ARBITRATION ASSOCIATION TO APPOINT THE NECESSARY ARBITRATOR(S) PURSUANT TO THE COMMERCIAL ARBITRATION RULES. ARBITRATORS SHALL BE COMPENSATED FOR THEIR SERVICES BY THE NON-PREVAILING PARTY AT THE STANDARD HOURLY RATE CHARGED BY SUCH ARBITRATORS IN THEIR PRIVATE PROFESSIONAL ACTIVITIES. ALL TESTIMONY SHALL BE TRANSCRIBED BY A PUBLIC STENOGRAPHER OR COURT REPORTER. THE AWARD OF THE PANEL SHALL BE ACCOMPANIED BY FINDINGS OF FACT AND A STATEMENT OF REASONS FOR THE DECISION. ALL PARTIES AGREE TO BE BOUND BY THE RESULTS OF SUCH ARBITRATIONS; JUDGMENT UPON THE AWARD SO RENDERED MAY BE ENTERED AND ENFORCED IN ANY COURT OF COMPETENT JURISDICTION. TO THE EXTENT REASONABLY PRACTICABLE, BOTH PARTIES AGREE TO CONTINUE PERFORMING THEIR RESPECTIVE OBLIGATIONS UNDER THIS AGREEMENT WHILE THE DISPUTE IS BEING RESOLVED.

17. MISCELLANEOUS. Time is of the essence of this Agreement. Bank reserves the right to participate, sell or assign the Loan made hereunder and provide any participant or assignee all information in Bank's possession regarding Borrower, its business and the Collateral. Borrower shall reimburse Bank for Bank's out-of-pocket expenses and for the fees and expenses and disbursements of Bank's counsel in connection with the negotiation, documentation and closing of the transactions contemplated hereby, and Borrower will pay all expenses incurred by Borrower in connection with the transactions. The Section headings are for convenience only and shall not limit or otherwise affect any of the terms hereof. THIS AGREEMENT AND ALL RIGHTS AND OBLIGATIONS HEREUNDER, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF GEORGIA (WITHOUT REGARD TO THE LAWS OF CONFLICTS THEREOF) AND IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT.

18.      RELATIONS WITH AARON.

         Borrower recognizes and acknowledges that the Bank has made the Loan Commitment available to Borrower hereunder at the behest of and as an accommodation to Aaron. Accordingly, Borrower agrees that from time to time the Bank may release to Aaron such information about Borrower and the Loan as Aaron may request, and the Bank may condition its agreement to any waiver, modification or amendment on the prior written consent of Aaron. Borrower further agrees that upon the occurrence of an Event of Default hereunder, the Bank may notify Aaron of such Event of Default prior to notifying Borrower thereof, and the Bank shall not be liable to Borrower for failure to give simultaneous notice to Borrower. Borrower further agrees that the Bank shall not be liable to Borrower as a result of any information or document obtained by Bank regarding Borrower which is shared by Bank with Aaron.

         WITNESS the hand and seal of the parties hereto on the date first above written.

Accepted in Atlanta, Georgia:

                                               BORROWER:

                                                                         (Seal)
                                               --------------------------


                                               By:
                                                  ------------------------------
                                                  Title:
                                                        ------------------------

                                                        [CORPORATE SEAL]

                                               BANK:

                                               SUNTRUST BANK


                                               By:
                                                  ------------------------------
                                                  Title:
                                                        ------------------------

                                   EXHIBIT A


                                    FORM OF
                                  MASTER NOTE
                       (Established Franchisee Borrower)

[DATE]                                                          [$____________]
                                                               Atlanta, Georgia


                  FOR VALUE RECEIVED, the undersigned, [____________, a ____________ _______________] (the "Borrower"), promises to pay to the order of SUNTRUST BANK, a Georgia banking corporation (the "Bank"), at Bank's principal office in Atlanta, Georgia, or at such other place as the holder hereof may designate by notice in writing to Borrower, in immediately available funds in lawful money of the United States of America, on the Maturity Date, as set forth in that certain Line of Credit and Security Agreement, dated as of even date herewith, by and between the Borrower and Bank (the "Line of Credit Agreement"), the lesser of (i) principal sum of ________________________________ AND NO/100
DOLLARS ($____________), or (ii) so much thereof as shall have been from time to time disbursed hereunder in accordance with the Line of Credit Agreement and not theretofore repaid, as shown on the records of the Bank.

                  In addition to principal, Borrower agrees to pay interest on the principal amounts disbursed hereunder from time to time from the date of each disbursement until paid at such rates of interest per annum and upon such dates as provided for in the Line of Credit Agreement. Interest shall accrue on the outstanding principal balance from the date hereof up to and through the date on which all principal and interest hereunder is paid in full, and shall be computed on the basis of the actual number of days elapsed in a 360-day year. Such interest is to be paid to Bank at its address set forth above or as otherwise provided in the Line of Credit Agreement. For informational purposes, as of the date hereof the Prime Rate in effect is ____% per annum, thus producing an initial interest rate under the Line of Credit Agreement on such date of ____% per annum. Any principal amount due under this Master Note (the "Note") that is not paid on the due date therefor whether on the Maturity Date, or resulting from the acceleration of maturity upon the occurrence of an Event of Default (as defined in the Line of Credit Agreement), shall bear interest from the date due until payment in full at the Default Rate, as such term is defined in the Line of Credit Agreement.

                  This Note evidences a loan incurred pursuant to the terms and conditions of the Line of Credit Agreement to which reference is hereby made for a full and complete description of such terms and conditions, including, without limitation, provisions for the acceleration of the maturity hereof upon the existence or occurrence of certain conditions or events, and the terms of any permitted prepayments hereof. All capitalized terms used in this Note shall have the same meanings as set forth in the Line of Credit Agreement.

                  Upon the existence or occurrence of any Event of Default, the principal and all accrued interest hereof shall automatically become, or may be declared, due and payable in the manner and with the effect provided in the Line of Credit Agreement. In addition, this Note is subject to mandatory prepayment upon the terms and conditions of the Line of Credit Agreement.

                  Bank shall at all times have a right of set-off against any deposit balances of Borrower in the possession of the Bank and the Bank may apply the same against payment of this Note or any other indebtedness of Borrower to the Bank, irrespective of whether or not Bank has made any demand under the Line of Credit Agreement. The payment of any indebtedness evidenced by this Note prior to the Maturity Date shall not affect the enforceability of this Note as to any future, different or other indebtedness incurred hereunder by the Borrower. In the event the indebtedness evidenced by this Note is collected by legal action or through an attorney-at-law, the Bank shall be entitled to recover from Borrower all costs of collection, including, without limitation, reasonable attorneys' fees if collected by or through an attorney-at-law.

                  Borrower acknowledges that the actual crediting of the amount of any disbursement under the Line of Credit Agreement to an account of Borrower or recording such amount in the records of the Bank shall, in the absence of manifest error, constitute presumptive evidence of such disbursement and that such Advance was made and borrowed under the Line of Credit Agreement. Such account records shall constitute, in the absence of manifest error, presumptive evidence of principal amounts outstanding and the payments made under the Line of Credit Agreement at any time and from time to time, provided that the failure of Bank to record in such account the type or amount of any Advance shall not affect the obligation of the undersigned to repay such amount together with interest thereon in accordance with this Note and the Line of Credit Agreement.

                  Failure or forbearance of Bank to exercise any right hereunder, or otherwise granted by the Line of Credit Agreement or by law, shall not affect or release the liability of Borrower hereunder, and shall not constitute a waiver of such right unless so stated by Bank in writing. THIS NOTE AND THE RIGHTS AND OBLIGATION HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE SATE OF GEORGIA. TIME IS OF THE ESSENCE OF THIS NOTE.

                  PRESENTMENT FOR PAYMENT, NOTICE OF DISHONOR AND PROTEST ARE HEREBY WAIVED.

                  Executed under hand and seal of the Borrower as of the day and year first above written.


[if Borrower is                              [NAME OF BORROWER]
 a corporation:]

                                             By:
                                                -------------------------------
                                                Name:
                                                Title:


                                                      [CORPORATE SEAL]


[if Borrower is partnership:]


[if General Partner is                       [NAME OF GENERAL PARTNER]
 a corporation:]

                                             By:
                                                -------------------------------
                                                Name:
                                                Title:


[if General Partner is
 an individual:]                                                         (Seal)
                                             ----------------------------
                                               Name of General Partner]


[if Borrower is                              [NAME OF BORROWER]
 a limited liability company:]

                                             By:
                                                -------------------------------
                                                Name:
                                                Title:

                                   EXHIBIT B


A.       PERMITTED LIENS

         The following described Liens are Permitted Liens (if none, so state):

Name of Lien Holder                                Date of Recording                           Collateral
-------------------                                -----------------                           ----------



B.       TRADE NAMES AND STYLES

         The following are the only trade names or trade styles ever used by Borrower (if none, so state):



C        SUBSIDIARIES

         The following are all of the subsidiaries owned by Borrower (if none, so state):



 D.      BUSINESS LOCATIONS

         The following are all of the locations where Borrower has an office or other place of business or owns assets:

                                   EXHIBIT C


                       COMPLIANCE CERTIFICATE OF BORROWER


       (Pursuant to Section 7.2 of Line of Credit and Security Agreement
                          dated ______________, 20___)


[NAME OF BORROWER] (the "Borrower") HEREBY CERTIFIES that:

         This Compliance Certificate is furnished pursuant to the Line of Credit and Security Agreement (the "Agreement") dated ____________, 20___ by and between the Borrower and SUNTRUST BANK (the "Bank"). Unless otherwise defined herein, the terms used in this Report have the meanings given to them in this Agreement.

         1. The figures and information for determining compliance by the Borrower with the financial covenants set forth in the Quarterly Covenant Compliance Report attached hereto have been prepared based upon the financial reports accompanied hereby and both the Quarterly Covenant Compliance Report and such financial reports are true and complete as of the date hereof.

         2. The activities of the Borrower during the preceding quarter have been reviewed by the [president or other authorized officer] or the employees or agents under his immediate supervision. Based on such review, to the best knowledge and belief of the [president or other authorized officer], and as of the date of this Certificate, the Borrower has performed and observed each and every covenant contained in the Agreement to be performed by it, and no Event of Default or Default Condition exists, except for the following:

Please describe or indicate "None" if none exist:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

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                                      C-2

         WITNESS my hand this ____ day of __________, ___.


                                             [NAME OF BORROWER]


                                             By:
                                                -------------------------------
                                                Title:
                                                      -------------------------

                                   EXHIBIT D

                      QUARTERLY COVENANT COMPLIANCE REPORT

                       (Section 6 - Financial Covenants)

--------------------------

For Quarter Ending:
                   --------------------

         With respect to the financial covenants set forth below in I and II, which are calculated based upon the Opening Date of a store location, the financial information from store locations that have not reached the Opening Date anniversary incorporated into such covenants shall be excluded from such calculations. [DEBT ATTRIBUTABLE TO SUCH LOCATIONS AND DEDUCTED FROM THE FINAL CALCULATIONS SHALL BE DEDUCTED ON A PRO RATA BASIS CALCULATED BY DIVIDING SUCH STORES' AGGREGATE NET BOOK VALUE OF MERCHANDISE BY THE NET BOOK VALUE OF MERCHANDISE FOR ALL STORE LOCATIONS.] The financial covenants shall otherwise be calculated on a consolidated basis as to all store locations.


[I.      DEBT TO EBIT

         A.       ENTER AMOUNT OF DEBT                        _______________________

         B.       ENTER AMOUNT OF DEBT
                  ATTRIBUTABLE TO STORE LOCATIONS OPEN
                  LESS THAN 19 MONTHS                         _______________________

         C.       SUBTRACT B FROM A                           _______________________

         D.       ENTER AMOUNT OF NET INCOME FOR
                  LAST THREE MONTHS (BACKING OUT INCOME
                  FOR STORES LESS THAN 19 MONTHS OLD)         _______________________

         E.       ENTER AMOUNT OF INTEREST AND TAXES
                  BASED UPON INCOME FOR LAST
                  THREE MONTHS (BACKING OUT
                  INTEREST AND TAXES FOR
                  STORES LESS THAN 19 MONTHS OLD)             _______________________

         F.       ADD D PLUS E                                _______________________

                           RATIO OF C:F                       _______________________

                           STANDARD ..............            16.0:1.0

                  COMPLIANCE?  YES ____ NO ____

II.      DEBT TO RENTAL REVENUE

         A.       ENTER AMOUNT OF DEBT.                       _____________________

         B.       ENTER AMOUNT OF DEBT ATTRIBUTABLE
                  TO STORE LOCATIONS OPEN LESS
                  THAN 19 MONTHS.                             _____________________

         C.       SUBTRACT B FROM A.                          _____________________

         D.       ENTER AMOUNT OF LAST MONTH'S
                  RENTAL REVENUE.                             _____________________

         E.       ENTER AMOUNT OF LAST MONTH'S RENTAL
                  REVENUE ATTRIBUTABLE TO STORE LOCATIONS
                  OPEN LESS THAN 19 MONTHS.                   _____________________

         F.       SUBTRACT E FROM D.                          _____________________

                           RATIO OF C:F.                      _____________________

                  STANDARD ..............                     5.5:1.0

                  COMPLIANCE?  YES ____ NO ____


III.     TOTAL LIABILITIES TO TANGIBLE NET WORTH

         A.       ENTER AMOUNT OF TOTAL LIABILITIES.           ____________________

         B.       ENTER AMOUNT OF TANGIBLE NET WORTH.          ____________________

         C.       RATIO OF A:B.                                ____________________

                  STANDARD -- COMMENCING ON THE
                  FIRST DAY OF THE 13TH MONTH FOLLOWING
                  THE OPENING DATE OF THE FIRST STORE
                  LOCATION, RATIO NOT GREAT THAN.........     5.5:1.0

                  COMPLIANCE?  YES ____ NO ____]

[TO BE SPECIFIED BY AARON]

Note: All terms are those used in generally accepted accounting practices unless specifically defined in the Agreement.

                                   EXHIBIT D
                                       TO
                            LOAN FACILITY AGREEMENT
                                  AND GUARANTY

                       FORM OF PARTICIPATION CERTIFICATE

SERVICER:                    SunTrust Bank                CERTIFICATE NO. _____
                      Strategic Partners Program
                  Attn: Aaron Rents Program Manager
                  303 Peachtree Street, NE 2nd Floor
                        Atlanta, Georgia 30308

DATE: March ___, 2001

                  This is to certify that SunTrust Bank ("SERVICER"), has sold to _________________________ ("PARTICIPANT") and Participant has purchased from Servicer an undivided ______ percent (_%) ownership interest in (i) the Commitment, (ii) the Loan Commitments, (iii) the Loans, (iv) the Collateral,
(v) all rights against any guarantor of any Loan, including the Sponsor, (vi) all rights pursuant to the Guaranty Agreement, (vii) the Loan Documents and
(viii) all right, title and interest to any payment or right to receive payment with respect to the foregoing (collectively, the "PARTICIPANT'S INTEREST"). Notwithstanding the foregoing, each Participant's right to receive payments of interest, commitments fees or other fees with respect to the Commitment, the Loan Commitments and the Loans shall not exceed the amounts which such Participant is entitled to receive pursuant to the terms of the Loan Facility Agreement referenced below.

                  This Certificate is issued pursuant to the terms and conditions of that certain Loan Facility Agreement and Guaranty dated as of March ___, 2001 by and among Servicer, Participant, Aaron Rents, Inc. and certain other financial institutions named therein and from time to time a party thereto (as amended, restated, modified or supplemented from time to time, the "LOAN FACILITY AGREEMENT"). Reference is made to said Loan Facility Agreement for the terms and conditions of the participation evidenced hereby. All terms used in this Certificate shall have the same meanings as set forth in said Loan Facility Agreement.

                  This Certificate is neither transferable nor negotiable.


                                             SUNTRUST BANK, AS SERVICER


                                             By:
                                                -------------------------------
                                                Name:
                                                     --------------------------
                                                Title:
                                                      -------------------------

                                   EXHIBIT E
                                       TO
                            LOAN FACILITY AGREEMENT
                                  AND GUARANTY

                                    FORM OF
                     LINE OF CREDIT AND SECURITY AGREEMENT
                         (Startup Franchisee Borrower)


         THIS LINE OF CREDIT AND SECURITY AGREEMENT (this "Agreement") dated as of ____________ ___, 200__, is made between _______________________, [a
__________ corporation] [a ____________ partnership] [a _________ limited liability company] ("Borrower"), and SUNTRUST BANK ("Bank"), a Georgia banking corporation having its principal office in Atlanta, Georgia.

                                  WITNESSETH:

         WHEREAS, Borrower engages in the business of renting and selling furniture, electronics, appliances, jewelry and other household goods and is a franchisee of Aaron Rents, Inc., a Georgia corporation ("Aaron");

         WHEREAS, Borrower has requested and Bank has agreed to establish a line of credit for Borrower in order for Borrower to (i) purchase inventory for use in connection with its Aaron's Rental Purchase franchise and (ii) pay state use taxes and freight charges, to the extent approved by Aaron; and

         WHEREAS, Borrower and Bank wish to enter into this Agreement to set forth the terms and conditions of Bank's establishment of a revolving line of credit for Borrower;

         THEREFORE, upon the terms and conditions hereinafter stated, and in consideration of the mutual premises set forth above and other adequate consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:


1.       DEFINITIONS AND RULES OF CONSTRUCTION

         1.1. As used in this Agreement, the following terms shall have the meanings set forth below (terms defined in the singular to have the same meaning when used in the plural and vice versa):

         "Aaron's Proprietary System" shall mean Aaron's proprietary point of sale software system, as modified from time to time, used by Aaron and its franchisees, such as Borrower.

         "Account" means any right of Borrower to payment for goods sold or leased or for services rendered which is not evidenced by an Instrument or Chattel Paper, whether or not earned by performance.

         "Account Debtor" means any Person who is liable on an Account.

         "Advance" shall mean an advance of funds by Bank on behalf of Borrower pursuant to the Master Note executed by Borrower.

         "Agreement" means this Line of Credit and Security Agreement and all exhibits, riders and schedules at any time executed by the parties and made a part hereof by reference, either as originally executed or as hereafter amended, modified or supplemented from time to time.

         "Applicable Law" means all laws, rules and regulations applicable to the Person, conduct, transaction, covenant or Loan Documents in question, including, without limitation, all applicable law and equitable principles; all provisions of all applicable state and federal constitutions, statutes, rules, regulations and orders of governmental bodies; and all orders, judgments and decrees of all courts and arbitrators.

         "Approved Invoice" means an invoice for the aggregate purchase price of Merchandise purchased by Borrower with a purchase order approved by Aaron.

         "Asset Disposition" shall mean (i) all sales of Merchandise; (ii) all Rental/Purchase Contracts with respect to Merchandise with a "same as cash option" regardless of term (i.e., 90, 120, 180 days); (iii) all Merchandise which is determined to have been stolen; (iv) all Merchandise that is destroyed, lost or otherwise removed from the premises of Borrower other than pursuant to a Rental/Purchase Contract or by outright sale or for repair work; and (v) all "skipped" Merchandise which is Merchandise subject to a Rental/Purchase Contract.

         "Asset Disposition Prepayment" shall have the meaning set forth in
Section 2.8(b) hereof.

         "Balances" means all monies and funds of Borrower at any time on deposit with Bank.

         "Bank" shall mean SunTrust Bank and its successors and assigns.

         "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as may be amended from time to time.

         "Books and Records" means all of Borrower's books and records evidencing or relating to its business, financial condition or the Collateral, including, but not limited to, all customer lists, ledgers, invoices, purchase orders, financial statements, computer tapes and disks.

         "Business Day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in Atlanta, Georgia are authorized by law to close.

         "Chattel Paper" shall have the meaning ascribed to it in the Code.

         "Closing Date" means the date upon which the initial Advance with respect to the Loan is funded.

         "Closing Fee" shall have the meaning given to such term in Section 2.9 hereof.

         "Code" means the Uniform Commercial Code as in effect from time to time in the State of Georgia.

         "Collateral" shall have the meaning given to such term in Section 3.1 hereof.

         "Collateral Agreement" means an agreement executed by Borrower and any other Persons primarily or secondarily liable for all or part of the Loan or granting a security interest to Bank in specified Collateral as security for the Loan, including without limitation, this Agreement and any Guaranties.

         "Commitment Fee" shall have the meaning set forth in Section 2.10 hereof.

         "DDA Account" shall mean Borrower's Demand Deposit Account into which Bank shall deposit the Advances for the purpose of (i) paying, by means of ACH transfer, Approved Invoices arising from purchases of Merchandise from a supplier, including any freight charges to the extent Aaron consents thereto and (ii) paying, to Borrower's own account upon the consent of Aaron, state use taxes associated therewith.

         "Debt" means (i) indebtedness for borrowed money or for the deferred purchase price of property or services (other than trade accounts payable on customary terms in the ordinary course of business), (ii) financial obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) financial obligations as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, and (iv) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or financial obligations of others of the kinds referred to in clauses (i) through (iii) above.

         "Debt Service" shall mean, for any particular period, the total required payments of principal (excluding any payments of principal required to be made as a result of any Asset Disposition), interest and fees made by Borrower with respect to its Debt during such period to the extent that such Debt arises pursuant to this Agreement or any other financing arrangement with respect to Merchandise.

         "Default Condition" means the occurrence of any event which, after satisfaction of any requirement for the giving of notice or the lapse of time, or both, would become an Event of Default.

         "Default Rate" means the annual percentage interest rate applied to the principal of the Loan not paid when due under the terms of the applicable Loan Documents, which rate shall equal the sum of two percent (2%) per annum plus the Floating Rate.

         "Delinquent Payment Fee" shall have the meaning given to such term in
Section 2.11 hereof.

         "Documents" shall have the meaning ascribed to it in the Code.

         "Electronic Equipment" shall include all computers, computer equipment, big screen televisions, and any other types of inventory designated by Aaron from time to time.

         "Electronic Equipment Advances" shall mean all Advances made to purchase Electronic Equipment where Aaron and the Borrower have agreed that the amortization period shall be 24 months, subject to termination of the Loan Commitment as provided below.

         "Electronic Equipment Asset Dispositions" shall mean all Asset Dispositions of Electronic Equipment for which Aaron and the Borrower have agreed that the amortization period shall be 24 months, subject to termination of the Loan Commitment as provided below.

         "Environment" means navigable waters, waters of the contiguous zone, ocean waters, natural resources, surface waters, ground water, drinking water supply, land surface, subsurface strata, ambient air, both inside and outside of buildings and structures.

         "Environmental Laws" means federal, state, local and foreign laws, principles of common law, regulations and codes, as well as orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder relating to pollution, protection of the environment or public health and safety, including, but not limited to the release or threatened release of Hazardous Substances into the Environment or otherwise relating to the presence, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances.

         "Equipment" means all machinery, equipment, furniture, fixtures, motor vehicles and other tangible personal property (other than Inventory) of Borrower, including, but not limited to, all items described on the Equipment Schedule (if attached) and all substitutions and replacements thereof.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Event of Default" shall have the meaning given to such term in
Section 9 hereof.

         "Floating Rate" means a rate of interest per annum equal to the Prime Rate plus an additional ____ percent (____%) per annum, such rate to change as and when the Prime Rate changes.

         "Franchise Agreement" means the written agreement between Aaron and Borrower whereby Borrower is authorized to establish an "Aaron's Rental Purchase" franchise.

         "GAAP" means generally accepted accounting principles in the United States, consistently applied.

         "General Intangibles" shall have the meaning ascribed to it in the Code and shall include, without limitation, all of Borrower's tax refund claims, patents, copyrights, licenses, trademarks, trade names, service marks, patent applications and choices in action.

         "Guarantor" means each Person who now or hereafter guarantees payment of the whole or any part of the Loan Indebtedness.

         "Guaranty" means any guaranty agreement executed by each of the partners, shareholders, and where not prohibited by law, the spouses of such persons, of Borrower, or such other Persons as may be required by the Bank, in favor of the Bank with respect to the obligations of Borrower with respect to the Loan in the form provided by the Bank, as the same may be amended, restated or supplemented from time to time.

         "Hazardous Substances" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, industrial substance or waste, petroleum or petroleum-derived substance or waste, or any constituent of any such substance or waste, including without limitation, any such substance regulated under or defined by any Environmental Law.

         "Instrument" shall have the meaning ascribed to it in the Code.

         "Inventory" means all inventory of Borrower, including, without limitation, all raw materials, work-in-process, finished goods, goods being leased pursuant to Rental/Purchase Contracts, and other goods held by Borrower for sale or lease or furnished under contracts of service.

         "Investment Property" shall have the meaning ascribed to it in the Code.

         "Lien" means any interest in property securing an obligation, whether such interest is based on the common law, statute or contract, including, without limitation, a security interest, lien or security title arising from a security agreement, mortgage, security deed, trust deed, pledge or conditional sale, or a lease, consignment or bailment for security purposes.

         "Loan" means, as of any date of determination, the aggregate amount of Advances outstanding pursuant to the Loan Commitment from the Bank to Borrower established pursuant to Section 2 hereof.

         "Loan Account" means the internal bank loan account established by the Bank for Borrower.

         "Loan Commitment" means the committed amount of the loan facility established by the Bank in favor of Borrower in the amount not exceeding, and upon the terms described in, this Agreement.

         "Loan Documents" means this Agreement, the Master Note, the Collateral Agreements, any other documents relating to the Loan delivered by Borrower or any guarantor or surety thereof to the Bank and any amendments thereto.

         "Loan Indebtedness" means all amounts due and payable by Borrower under the terms of the Loan Documents with respect to the Loan Commitment and the Advances made thereunder, including, without limitation, outstanding principal, accrued interest, any late charges, and all reasonable costs and expenses of any legal proceeding brought by the Bank to collect any of the foregoing (including without limitation, reasonable attorneys' fees).

         "Loan Term" shall have the meaning set forth in Section 2.4 hereof.

         "Master Note" means the note of Borrower, substantially in the form attached hereto as Exhibit A, setting forth the obligation of Borrower to repay the Loan.

         "Materially Adverse Effect" shall mean any materially adverse change in (i) the business, results of operations, financial condition, assets or prospects of the Borrower, taken as a whole, (ii) the ability of the Borrower to perform its obligations under this Agreement, or (iii) the ability of the Guarantors (taken as a whole) to perform their respective obligations under the Guaranty.

         "Maturity Date" shall have the meaning set forth in Section 2.3 hereof.

         "Merchandise" means goods distributed or sold to Borrower through Aaron.

         "Net Book Value" means, for any item of Merchandise, the cost of such Merchandise less accumulated depreciation as calculated in accordance with the Aaron's Proprietary System.

         "Opening Date" shall mean with respect to each store location, the date determined by Aaron to be the opening date of such location in accordance with its standard practice, as notified to the Bank.

         "Payment Date" shall mean the last day of each calendar month; provided, however, if such day is not a Business Day, the next succeeding Business Day

         "Payment Period" shall mean a period of one (1) month; provided that
(i) the first day of a Payment Period must be a Business Day, (ii) any Payment Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, (iii) the first Payment Period hereunder shall commence on the date hereof and shall end on the last day of the next succeeding calendar month, and (iv) the first day of any succeeding Payment Period shall be the last day of the preceding Payment Period and shall end on the last day of the next succeeding calendar month.

         "Permitted Liens" means Liens in favor of Bank or Aaron; Liens for taxes not yet due or payable; statutory Liens securing the claims of materialmen, mechanics, carriers and landlords for labor, materials, supplies or rentals incurred in the ordinary course of Borrower's business, but only if payment thereof is not at the time required and such Liens are at all times junior in priority to the Liens in favor of Bank; Liens shown on Exhibit B (if any); and Liens hereafter consented to by Bank in writing.

         "Person" means a corporation, an association, partnership, an organization, a business, a business trust, a limited liability company, an individual, a government or political subdivision thereof or a governmental agency.

         "Prime Rate" means the per annum rate of interest designated from time to time by the Bank to be its prime rate, with any change in the rate of interest resulting from a change in the Prime Rate to be effective as of the opening of business of the Bank on the day of such change. The prime rate is one of several reference rates used by the Bank and the Bank makes loans at rates both higher and lower than the Prime Rate.

         "Quarterly Covenant Compliance Report" shall mean that Quarterly Covenant Compliance Report substantially in the form of Exhibit D attached hereto.

         "Rental/Purchase Contract" means a contract between Borrower and a customer to rent Merchandise in the form approved by Aaron (and which may included purchase options).

         "Rental Revenue" means, for any period, the gross revenues of Borrower from rentals to the public of Borrower's furniture inventory and rental equipment including, without limitation, all customer deposits, advance rental payments, waiver fees, late fees, delivery fees, nonsufficient fund fees, reinstatement fees, but excluding all retail sales proceeds and sales taxes.

         "Solvent" means, as to any Person, such Person (i) is able to pay, and does pay, its debts as they mature and (ii) has a positive tangible net worth determined in accordance with GAAP.

         "Spousal Consent" shall mean any agreement provided by the spouse of any Person executing a Guaranty to the extent such spouse has not personally executed a Guaranty, to be substantially in the form provided by the Bank.

         "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by Borrower.

         "Tangible Net Worth" means, with respect to the Borrower as of any date of determination, the excess of the total assets of the Borrower over the Total Liabilities of the Borrower, determined in accordance with GAAP consistently applied, excluding from the calculation of total assets the notes receivables from shareholders of the Borrower and including in such calculation of total assets the franchise fees as shown on the balance sheet of the Borrower as of such date.

         "Total Liabilities" means, with respect to the Borrower, as of any date of determination, total liabilities determined in accordance with GAAP consistently applied, but excluding therefrom Debt of the Borrower which is subordinated to the Loan Indebtedness owing to the Bank pursuant to a subordination agreement in form and substance satisfactory to the Bank.

         1.2. Accounting Terms and Determination. Accounting terms used in this Agreement such as "amortization," "depreciation," "interest expense," and "tangible net worth" shall have the meaning normally given them by, and shall be calculated (both as to amounts and classification of items) in accordance with, GAAP. Any pronoun used herein shall be deemed to cover all genders. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations, and all references to any instruments or agreements, including, without limitation, references to any of the Loan Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

2.       LOAN; USE OF PROCEEDS.

         2.1. Establishment of DDA Account; Loan Account. (a) Prior to the Closing Date, Bank shall establish a DDA Account for Borrower.

                  (b) Prior to the Closing Date, Bank shall also establish on its books an internal loan account in Borrower's name (the "Loan Account") in which Bank shall record, in accordance with customary accounting practice, all charges, expenses and other items properly chargeable to Borrower; all payments made by Borrower on account of indebtedness evidenced by the Loan Account; all proceeds of Collateral which are finally paid to Bank at its office in cash or solvent credits; and other appropriate debits and credits. The debit balance of the Loan Account shall reflect the amount of Borrower's Loan Indebtedness from time to time by reason of the Loan and other appropriate charges hereunder. At least once each month, Bank shall render a statement of account for the Loan Account, which statement shall be considered correct, and accepted by and conclusively binding upon Borrower, unless Borrower notifies Bank to the contrary within thirty (30) days after Bank's sending of said statement to Borrower.

         2.2. Advances. Upon Borrower's execution of this Agreement and compliance with its terms and subject to Bank's confirmation if requested by Aaron that Bank has a first priority security interest in the Collateral, Bank shall notify Borrower that Borrower may request Advances pursuant to the Loan Commitment. Bank shall make such Advances into the DDA Account for the sole purpose of honoring requests from Borrower, made through the Aaron's Proprietary System, for ACH transfers to suppliers of Merchandise in payment of Approved Invoices, including any freight charges to the extent Aaron consents thereto, or with Aaron's consent, to Borrower's own account for the payment of sales use taxes. Borrower shall not use the DDA Account for any other purpose. The maximum principal amount of Advances at any time outstanding pursuant to this Agreement shall not exceed ____________________ ($ ___________) (the "Loan
Commitment"). Each Advance shall be in the amount of not less than $500.

                  (b) Borrower shall submit purchase order requests for Merchandise to Aaron. In the event that the purchase order is authorized pursuant to the Franchise Agreement, Aaron will prepare the purchase order and submit the same to the appropriate supplier requested by Borrower. The supplier will be instructed to ship all Merchandise directly to Borrower and Borrower will be responsible for (i) inspecting all Merchandise and resolving all disputes regarding the Merchandise with such supplier and (ii) paying all freight and other shipping and/or insurance charges arising in connection therewith with funds other than Loan Proceeds, unless otherwise agreed by Aaron. The supplier will invoice Borrower for such Merchandise in accordance with normal industry practice. When Borrower wishes to pay such invoice, Borrower, subject to availability of the Loan Commitment, shall pay such invoice by directing the Bank, through the Aaron's Proprietary System, to pay such invoice by means of an ACH transfer from its DDA Account. Any directions for ACH transfers correctly inputted into the Aaron's Proprietary System prior to 12:00 Midnight (Atlanta, Georgia time) on any Business Day, shall be paid by the Bank no later than the third Business Day thereafter, unless Borrower is otherwise notified by Aaron or the Bank.

                  (c) Upon receipt of the request for an ACH transfer (provided that such request relates to an Approved Invoice), the Bank shall honor such request by making an Advance pursuant to the Loan Commitment in the amount of such request into the Borrower's DDA Account and automatically forwarding such amount to the supplier by means of an ACH transfer in accordance with the instructions of Borrower. Upon receipt of any request to deposit funds into an account in the name of Borrower and receipt of Aaron's approval thereof, the Bank shall honor such request by making an Advance pursuant to the Loan Commitment in the amount of such request into the Borrower's DDA Account and automatically forwarding such amount to such account of the Borrower by means of an ACH transfer in accordance with the instructions of Borrower. In the event that a request for an ACH transfer is presented for payment and Borrower's availability pursuant to the Loan Commitment is insufficient to honor such request, the Bank may, but shall have no obligation to, make such overadvance, which shall be an Advance for all purposes hereunder, but shall be due and payable upon demand. At the end of each calendar month, Bank shall provide Borrower with a monthly DDA Account statement in the form customarily used by Bank for its commercial customers and a loan account statement.

                  (d) The aggregate amount of Advances (other than Electronic Equipment Advances) made to Borrower during such month less payments received by Bank from Borrower with respect to Asset Dispositions (other than Electronic Equipment Asset Dispositions) plus the Excess Electronic Equipment Proceeds (as defined below) received since the cut-off date of the last statement of Borrower shall be amortized into eighteen (18) equal payments of principal due and payable on the next succeeding Payment Dates. On the last day of each calendar month, Bank shall determine the aggregate amount of Electronic Equipment Advances made to Borrower during such month and shall subtract therefrom payments received by Bank from Borrower with respect to Electronic Equipment Asset Dispositions (with any excess proceeds referred to herein as "Excess Electronic Equipment Proceeds") received since the cut-off date of the last statement of Borrower. The remaining principal amount of the Electronic Equipment Advances made to Borrower during the month shall be amortized into twenty-four (24) equal payments of principal due and payable on the next succeeding Payment Dates; provided that, in the event that the Bank terminates the Loan Commitment as provided in Section 2.4 below, all outstanding amounts of such Electronic Equipment Advances shall be due and payable on the 18th Payment Date following such termination. On the 15th day of each calendar month, Bank shall mail to Borrower a bill setting forth the total amount of principal and interest due on the next Payment Date which bill shall be considered correct, and accepted by and conclusively binding upon Borrower, unless Borrower notifies Bank to the contrary within thirty (30) days after Bank's sending of said bill to Borrower.

                  (e) In the event that Borrower wishes to request an Electronic Equipment Advance, it shall submit such request to Aaron and, in the event that Aaron approves such request, Aaron shall communicate such approval to the Bank and Borrower and Bank shall be entitled to rely upon such communication from Aaron.

         2.3. Master Note; Repayment. The Loan Commitment shall be evidenced by a note executed by Borrower in favor of Bank, substantially in the form of Exhibit A attached hereto (the "Master Note"). The Master Note shall be dated as of the date hereof and shall be payable to the order of Bank in the stated principal amount of the Loan Commitment. Payments of principal and interest shall be due and payable by Borrower to Bank on each Payment Date and subject to the provisions of Section 2.4 below, on the effective date of termination of the Loan (the "Maturity Date"), unless sooner accelerated in accordance with the terms hereof. Except as provided below, all payments of principal of, or interest on, the Loan Documents (including Asset Disposition Prepayments) and all other sums due under the terms of the Loan shall be made in either (x) immediately available funds (including ACH transfers), or (y) checks or money orders made payable to the Bank at its principal office in Atlanta, Georgia in accordance with written instructions provided by the Bank. All voluntary prepayments of the Loan shall be made to the Bank at its Strategic Partner Programs Department in Atlanta, Georgia using preprinted envelopes provided by the Bank for such purpose or, if such envelopes are unavailable, mailed to the following address:


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


                           SunTrust Bank
                           Strategic Partner Programs Department
                           Attn: Aaron Rent's Program Manager
                           P.O. Box 4418
                           Mail Code 1923
                           Atlanta, GA 30302

         2.4. Loan Term; Voluntary Termination. The original term of the Loan Commitment shall be for a period of one year from the Closing Date (the "Loan Term"). Thereafter, the Loan Term shall automatically be extended on each anniversary of the Closing Date for an additional one year period unless either party terminates the Loan as set forth hereunder. Upon ninety (90) days prior written notice to the Borrower, the Bank may, at its option, terminate the Loan Commitment. Upon written notice to the Bank, the Borrower may, at its option, terminate the Loan Commitment. Bank may also terminate the Loan Commitment pursuant to Section 10 hereof. Upon the effective date of a termination of the Loan Commitment effected by Borrower, the principal of and all accrued but unpaid interest on the Loan Indebtedness shall be forthwith due and payable, but all of the duties and covenants of Borrower hereunder, and all rights, remedies and privileges of Bank under this Agreement and Bank's security interest in the Collateral, shall continue in full force and effect until all of the Loan Indebtedness is fully and finally paid. In the event Bank elects to terminate, (i) Bank shall continue to make Advances until the effective date of the termination and (ii) Advances outstanding at the effective date of the termination shall be repaid according to an eighteen (18) month amortization schedule or a twenty-four (24) month amortization schedule provided above with respect to Electronic Equipment Advances, provided that, notwithstanding the foregoing all outstanding Loan Indebtedness shall be due and payable in full on the 18th Payment Date following termination of the Loan Commitment by the Bank. Nothing set forth in this Section 2.4 shall be deemed to limit the ability of the Bank to declare all amounts outstanding under the Note immediately due and payable upon the occurrence of an Event of Default hereunder as provided herein.

         2.5. Interest. (a) From and after the date hereof, interest shall accrue on the unpaid principal amount of the Loan Indebtedness at the Floating Rate. Interest shall be calculated daily and shall be computed on the basis of actual days elapsed over the period of a 360 day year. After the occurrence of an Event of Default and during the continuance thereof, the outstanding principal balance of the Loan shall bear interest at the Default Rate, which shall be payable upon demand.

                  (b) In no contingency or event whatsoever shall the amount paid or agreed to be paid to Bank for the use, forbearance or detention of money advanced under this Agreement exceed the highest lawful rate permissible under Applicable Law. It is the intent hereof that Borrower will not pay or contract to pay, and that Bank not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be charged to and paid by Borrower under Applicable Law. All interest (and charges deemed interest) paid or agreed to be paid to Bank shall, to the extent permitted by Applicable Law, be amortized, pro rated, allocated and spread in equal parts throughout the full term hereof until payment in full of the principal amount of the Loan Indebtedness owing hereunder (including the period of any renewal or extension hereof) so that interest on the principal amount of the Loan Indebtedness outstanding hereunder for such full period will not exceed the maximum amount permitted by Applicable Law.

         2.6. Loan Prepayment. Borrower shall have the right to prepay the Loan in whole or in part upon at least two (2) Business Days' prior written notice to Bank, provided, however, that mandatory prepayment shall be required for Asset Dispositions. Partial prepayments of the Loan (other than proceeds of Asset Dispositions which shall be applied as set forth in the following Section 2.8(b)) shall be applied to reduce the current month's Advances with any excess prepayment applied to unpaid principal payments of the Loan in inverse order of maturity.

         2.7. Audits. Borrower hereby consents and authorizes Aaron or the Bank or any agent or representative thereof to conduct periodic field audits of Borrower. Such field audits may include, without limitation, examinations of the payment receipts, tax returns, bank statements, loan statements, Rental/Purchase Contracts, inventory on hand, computer-generated reports of Asset Dispositions, Rental Revenue and other financial data necessary to determine the accuracy and validity of the reports, compliance certificates, financial reports and other information forwarded to either of the Bank or Aaron by Borrower in connection with the Loan.

         2.8. Tracking of Merchandise; Asset Dispositions. (a) All Merchandise financed by the Bank must be serialized by means of the Aaron's Proprietary System for appropriate reconciliation of Advances and receipt of Merchandise and for purposes of tracking Asset Dispositions. Borrower shall be obligated to furnish serial numbers for all Merchandise purchased, excluding all Electronic Equipment purchased, directly to Aaron on a monthly basis (and, if available, on a weekly basis) by transmittal of Borrower's receiving report (containing Aaron's Proprietary System numbers) directly to Aaron on the Aaron's Proprietary System. Borrower shall be obligated to furnish serial numbers for all Electronic Equipment purchased, directly to Aaron on a bi-monthly basis (and, if available, on a monthly basis) no later than the fifth business day of each month by transmittal of Borrower's receiving report (containing Aaron's Proprietary System numbers) directly to Aaron on the Aaron's Proprietary System. As set forth more fully below, Aaron will maintain and track such information as agent for the Bank and the Bank shall at all times have access to such information.

                  (b) If an Asset Disposition occurs, Borrower shall immediately report such Asset Disposition to Aaron by means of the Aaron's Proprietary System, such information to include the Aaron's Proprietary System numbers, and if assigned, the serial numbers of the Merchandise subject to the Asset Disposition, the Net Book Value of such Merchandise and the proceeds received by Borrower therefrom and whether or not such Asset Disposition constituted an Electronic Equipment Asset Disposition. Aaron, on a monthly (and if available, weekly) basis, shall transmit all such information to the Bank in a summary form. Based solely on such information provided by Aaron, the Bank will notify Borrower on a monthly basis, of the amount of the required prepayment (the "Asset Disposition Prepayment") of the aggregate outstanding amount of the Loan due on the next Payment Date which amount shall be equal to the Net Book

Value of the Asset Dispositions during the preceding month not applied to Advances made during such month as set forth above, unless otherwise agreed to by the Bank. The Borrower shall be notified by the Bank by the 15th day of each calendar month of the Asset Disposition Prepayment and payment thereof shall be due on the next succeeding Payment Date.

         2.9. Closing Fee. On the Closing Date of the Loan, Borrower shall pay to Bank a closing fee ("Closing Fee") in the amount of $500 per store location.

         2.10. Commitment Fees. (a) Borrower shall pay a commitment fee (the "Commitment Fee") on any unused portion of the Loan Commitment in the amount of ____ percent (___%) per annum, such Commitment Fee to be paid quarterly in arrears on every third Payment Date, commencing on ________________.

                  (b) All Commitment Fees shall be paid on the dates due, in immediately available funds, to the Bank.

         2.11. Delinquent Payment Fees. In the event that any payment due and payable hereunder is not received by the Bank on the Payment Date when due, the Borrower shall, upon request from the Bank, pay to the Bank a delinquent payment fee (the "Delinquent Payment Fee") in an amount equal to the greater of
(i) one percent (1%) of the amount of the late payment, and (ii) $500.00.

3.       COLLATERAL AND INSURANCE.

         3.1. Granting of Security Interest in Collateral. As security for the payment and performance of all of the Loan Indebtedness, Bank shall have and Borrower hereby grants to Bank a continuing security interest in the following described property of Borrower, whether now in existence or hereafter created or acquired and wherever located (collectively, the "Collateral"): all Accounts, Merchandise, Inventory, Investment Property, Equipment, General Intangibles, Documents, Instruments, Chattel Paper (including, but not limited to, the Rental/Purchase Contracts), Balances, and Books and Records, and all products and proceeds of the foregoing (including insurance proceeds). The Loan Indebtedness shall also be secured by any other property (whether real or personal) in which Borrower may have heretofore or concurrently herewith granted, or may hereafter grant, a Lien in favor of Bank.

         3.2. Form of Rental/Purchase Contracts. All Rental/Purchase Contracts will be (a) in a form prescribed by Aaron for use by its franchisees,
(b) be transferable to Bank and (c) contain the following provision directly above Borrower's customer's signature:

         "NOTWITHSTANDING ANYTHING SET FORTH IN THIS AGREEMENT TO THE CONTRARY, THE UNDERSIGNED ACKNOWLEDGES AND CONSENTS TO THE TRANSFER OF, OR GRANT OF A SECURITY INTEREST IN, ANY OR ALL OF THE LESSOR'S RIGHT, TITLE AND INTEREST (RESIDUAL OR OTHERWISE) IN AND UNDER THIS AGREEMENT TO ANY THIRD PARTY. NO SUCH

         TRANSFER OR GRANT OF SECURITY INTEREST WILL: (A) AFFECT THE UNDERSIGNED'S LOAN INDEBTEDNESS; (B) CHANGE ANY DUTIES OF, OR INCREASE ANY BURDENS OR RISKS IMPOSED ON, THE PARTIES TO THIS AGREEMENT; OR (C) GIVE RISE TO ANY RIGHTS OR REMEDIES PROVIDED UNDER SECTION 2A-303(1)(b) OF THE UNIFORM COMMERCIAL CODE, AS ADOPTED IN THE APPLICABLE JURISDICTION. NO ENFORCEMENT OF ANY SECURITY INTEREST WILL CONSTITUTE A TRANSFER THAT CHANGES ANY DUTIES OF, OR INCREASES ANY BURDENS OR RISK IMPOSED ON, THE PARTIES TO THIS AGREEMENT. THE UNDERSIGNED WAIVES ALL RIGHTS AND REMEDIES PROVIDED UNDER SECTION 2A-303 OF THE UNIFORM COMMERCIAL CODE, AS ADOPTED IN THE APPLICABLE JURISDICTION."

Immediately upon execution of the same, all Rental/Purchase Contracts shall be hereby assigned to Bank, and, immediately upon Bank's request, delivered to Bank together with any and all related documents, and will contain, by way of a stamp or as a part of the preprinted rental contract or lease agreement form, the following legend directly below Borrower's customer's signature:

         "FOR VALUE RECEIVED, THIS AGREEMENT HAS BEEN ASSIGNED TO SUNTRUST BANK AND THERE ARE NO DEFENSES AGAINST THE ASSIGNEE."

Borrower will not assign, sell, pledge, convey or by any other means transfer to any person other than Bank any Rental/Purchase Contracts or Chattel Paper, without Bank's prior written consent.

         3.3. Other Documents. Borrower shall execute and deliver, or shall be caused to be executed and delivered, to Bank such other instruments, agreements, assignments, notifications or other documents relating to the Collateral as Bank may from time to time request in order to evidence, perfect or continue the perfection of Bank's Liens upon any of the Collateral.

         3.4. Insurance. Borrower shall maintain and keep in force insurance of the types and in the amounts customarily carried in lines of business similar to Borrower's and such other insurance as Bank may require, including, without limitation, theft, fire, public liability, business interruption, casualty, property damage, and worker's compensation insurance, which insurance shall be carried with companies and in amounts satisfactory to Bank. All casualty and property damage insurance shall name Bank as mortgagee or loss payee, as appropriate. Borrower shall deliver to Bank from time to time, at Bank's request, copies of all such insurance policies and certificates of insurance and schedules setting forth all insurance then in effect. Each policy of insurance shall contain a clause requiring the insurer to give not less than thirty (30) days' prior written notice to Bank in the event of cancellation of the policy for any reason whatsoever and a clause that the interest of Bank shall not be impaired or invalidated by any act or neglect of Borrower or owner of the property nor by the occupation of the premises for purposes more hazardous than are permitted by said policy. All such insurance policies shall contain such other provisions as Bank may require in order to protect Bank's security interests in the collateral and Bank's right to receive payments under such policies. Borrower hereby appoints Bank as attorney-in-fact for Borrower to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable to Borrower thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments, or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies, which power of attorney shall be deemed coupled with an interest and irrevocable so long as Bank shall have a security interest in any of the Collateral pursuant to this Agreement. If Borrower shall fail to procure such insurance or to pay any premium with respect thereto, then Bank may, at its discretion, procure such insurance or pay such premium and any costs so incurred by Bank shall constitute a part of the liabilities secured hereby. Bank may apply the proceeds of any insurance policy received by Bank to the payment of any liabilities, whether or not due, in such order of application as Bank shall determine. Borrower shall promptly furnish Bank with certificates or other evidence satisfactory to Bank indicating compliance with the foregoing insurance requirements.

         3.5. Validation and Collection of Accounts. Whether or not a Default Condition or an Event of Default has occurred, Bank shall have the right, at any time or times hereafter, in the name of Bank or any designee of Bank to verify the validity, amount or any other matter relating to any Accounts by mail, telephone or otherwise, and Borrower shall fully cooperate with Bank in an effort to facilitate and promptly conclude any such verification process. Unless Bank shall at any time following the occurrence of an Event of Default, elect to give notice to Account Debtors to make payments on the Accounts directly to Bank, Borrower shall endeavor in the first instance to make collection of its Accounts for Bank. Borrower shall at the request of Bank notify the Account Debtors of the security interest of Bank in any Account and Bank may itself at any time so notify Account Debtors. Upon or after the occurrence of an Event of Default, Borrower shall (if and to the extent requested to do so by Bank) notify the Account Debtors to make all payments owing to Borrower directly to Bank for application to the Loan Indebtedness.

         3.6. Maintenance of Collateral. Borrower shall maintain all Inventory and Equipment in good condition, reasonable wear and tear excepted in the case of Equipment, and shall, as and when requested by Bank, provide Bank with a list of all of the Equipment and evidence of ownership thereof. Borrower shall not permit any of the Equipment to become affixed to any real property so that such Equipment is deemed a fixture under the real estate laws of the applicable jurisdiction.

         3.7. Expenses Relating to Collateral. Borrower shall pay Bank on demand an amount equal to any and all expenses, including legal fees, incurred or paid by Bank in connection with Bank's insuring, maintaining, protecting, storing, safeguarding, or paying Liens with respect to any of the Collateral or otherwise discharging any duty or obligation of Borrower with respect to any of the Collateral.

         3.8. Rights to Collateral. Bank shall have no duty to collect, protect or preserve the underlying value of any Collateral or any income thereon or to preserve any rights against prior parties. Bank may exercise its rights and remedies with respect to the Collateral without first resorting (and without regard) to any other security for the Loan or other sources of payment or reimbursement for the Loan Indebtedness.

4.       CONDITIONS PRECEDENT.

         Borrower shall deliver and Bank shall have received the following documents, each in form and substance satisfactory to Bank, as conditions precedent of the Loan:

                  (a)      a validly executed copy of this Agreement;

                  (b)      the validly executed Master Note;

                  (c) a validly executed copy of a Guaranty of each partner or majority stockholder of Borrower, and to the extent not prohibited by Applicable Law, the spouse of such Person; provided, however, that if such spouse is not providing a Guaranty, a validly executed copy of a Spousal Consent;

                  (d) a validly executed Landlord's Waiver for each location of Borrower where the financed Merchandise is located;

                  (e) a validly executed Subordination Agreement from each other debtholder of Borrower;

                  (f) validly executed Uniform Commercial Code Financing Statements suitable to enable Bank to perfect the security interest granted to it under this Agreement;

                  (g)      evidence of Borrower's good standing;

                  (h) a validly executed Officer's Certificate or such other evidence acceptable to Bank evidencing Borrower's corporate, partnership or other necessary authorization of the Loan and incumbency;

                  (i) a Certificate of Insurance from an insurer acceptable to Bank evidencing Borrower's compliance with Section 3.4 hereof and naming the Bank as loss payee/additional insured as follows:

                           SunTrust Bank
                           Strategic Partner Programs Department
                           Attn: Aaron Rent's Program Manager
                           P.O. Box 4418
                           Mail Code 1923
                           Atlanta, GA 30302

                  (j) a validly executed authorization to make the ACH transfers for payments of principal, interest and fees contemplated hereunder, including without limitation, Asset

         Disposition Prepayments, which authorization shall be in form and substance satisfactory to the Bank.

         In addition, the Bank shall have satisfied itself that there are no Liens on any of the Collateral, and the Bank shall be satisfied that all corporate or partnership proceedings necessary for the authorization of the Loan Commitment shall have been taken and the Bank shall have received any other documents that it deems necessary or advisable.

5.       BORROWER'S REPRESENTATIONS AND WARRANTIES.

         To induce Bank to enter into this Agreement, Borrower represents and warrants as follows:

         5.1. Organization and Qualification of Borrower. Borrower is [a corporation duly organized, validly existing and in good standing] [a _________ partnership duly formed and validly existing] [a limited liability company duly organized, validly existing and in good standing] under the laws of the state shown on the first page hereof, and is qualified to do business in all jurisdictions where the character of its properties or the nature of its activities make such qualification necessary.

         5.2. Trade Names, Subsidiaries and Location of Assets. Exhibit B attached hereto and made a part hereof fully and accurately discloses any legal name, trade name or style ever used by Borrower, any Subsidiaries owned by Borrower, and each office, other place of business or location of assets of Borrower.

         5.3. Corporate or Other Authority; No Violation of Other Agreements. The execution, delivery and performance by Borrower of this Agreement and the other Loan Documents have been duly authorized by all necessary action on the part of Borrower and do not and will not (i) violate any provision of Borrower's articles of incorporation, by-laws, or other organizational documents or any Applicable Law, or (ii) be in conflict with, result in a breach of, or constitute (following notice or lapse of time or both) a default under any agreement to which Borrower is a party or by which Borrower or any of its property is bound.

         5.4. Enforceability. This Agreement and each of the other Loan Documents create legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

         5.5. Entire Agreement. The Master Note and accompanying Loan Documents executed in connection with the Loan and delivered to Bank are the only contracts evidencing the transaction described herein and constitute the entire agreement of the parties hereto with respect to the transaction.

         5.6. Genuineness of Signatures. The Master Note and each accompanying Loan Document executed in connection with the Loan is genuine and all signatures, names, amounts and other facts and statements therein and thereon are true and correct.

         5.7. Litigation. There are no actions, suits, proceedings or investigations pending or, to the knowledge of Borrower, threatened before any court or administrative or governmental agency that may, individually or collectively, adversely affect the financial condition or business operations of Borrower.

         5.8. Financial Condition. Borrower's financial statement previously delivered to Aaron, fairly and accurately presents the financial condition of Borrower as of such date and has been prepared in accordance with GAAP consistently applied, and since the date of that financial statement, there has been no material adverse change in the financial condition of Borrower. Borrower is now and will remain Solvent.

         5.9. Taxes. All federal, state and local tax returns have been duly filed, and all taxes, assessments and withholdings shown on such returns or billed to Borrower have been paid, and Borrower maintains adequate reserves and accruals in respect of all such federal, state and other taxes, assessments and withholdings. There are no unpaid assessments pending against Borrower for any taxes or withholdings, and Borrower knows of no basis therefor.

         5.10. Compliance with Laws. Borrower has duly complied with, and its properties and business operations are in compliance in all material respects with, the provisions of all Applicable Laws, including, without limitation ERISA, the Fair Labor Standards Act and all Environmental Laws. Borrower possesses all permits, franchises, licenses, trademark rights, trade names, patents and other authorizations necessary to enable it to conduct its business operations as now conducted, and no filing with, and no consent, authorization, order or license of, any Person is necessary in connection with the execution or performance of this Agreement or the other Loan Documents.

         5.11.    No Default. No Default Condition or Event of Default exists.

         5.12. Accounts. Each Account arises out of a bona fide lease or sale and delivery of goods or rendition of services by Borrower and, unless otherwise indicated by Borrower to Bank in writing promptly after learning thereof, the facts appearing on the invoice evidencing such Account and Borrower's books relating thereto are true and accurate and payment thereof is not subject to any known dispute, offset or claim except for discounts granted in the ordinary course of Borrower's business that are reflected on the face of such invoice.

         5.13. Use of Proceeds. None of the proceeds of any Advances by Bank have been or will be used to purchase or carry (or to satisfy or refinance any indebtedness incurred to purchase or carry) any "margin stock" (as defined in Regulation U of the Federal Reserve Board). Advances shall be made for the purpose of honoring requests for ACH transfers to suppliers of Merchandise in payment of Approved Invoices which requests have been entered by the

Borrower in the Aaron's Proprietary System as provided above, or upon the consent of Aaron, for the purpose of payment of state use taxes and freight charges.

Each submission of an Approved Invoice made by Borrower pursuant to this Agreement or any other Loan Document shall constitute an automatic representation and warranty by Borrower to Bank that there does not then exist any Default Condition or Event of Default and a reaffirmation as of the date of said request that all representations and warranties of Borrower contained in this Agreement and the other Loan Documents are true in all material respects. All representations and warranties contained in this Agreement or in any of the other Loan Documents shall survive the execution, delivery and acceptance hereof by Bank and the closing of the transactions described herein.

6.       FINANCIAL COVENANTS.

         Borrower shall comply with the following financial covenants:

                           [(I)     RENTAL REVENUE TO DEBT SERVICE. COMMENCING
                  ON THE FIRST DAY OF THE CALENDAR QUARTER IN WHICH THE 25TH MONTH FOLLOWING THE OPENING DATE OF THE FIRST STORE LOCATION OF THE BORROWER OCCURS, AND MEASURED AS OF THE LAST DAY OF THE CALENDAR QUARTER IN WHICH SUCH 25TH MONTH OCCURS AND ON THE LAST DAY OF EACH CALENDAR QUARTER THEREAFTER, THE RATIO OF THE BORROWER'S RENTAL REVENUE TO DEBT SERVICE FOR SUCH QUARTER SHALL NOT BE LESS THAN 2.2:1.00;

                           (II) DEBT TO RENTAL REVENUE. COMMENCING ON THE FIRST DAY OF THE CALENDAR QUARTER IN WHICH THE 19TH MONTH FOLLOWING THE OPENING DATE OF THE FIRST STORE LOCATION OF THE BORROWER OCCURS AND MEASURED AS OF THE LAST DAY OF THE CALENDAR QUARTER IN WHICH SUCH 19TH MONTH OCCURS AND ON THE LAST DAY OF EACH CALENDAR QUARTER THEREAFTER, THE RATIO OF THE BORROWER'S DEBT TO THE BORROWER'S RENTAL REVENUE, SHALL NOT EXCEED 5.5:1.0; AND

                           (III) TOTAL LIABILITIES TO TANGIBLE NET WORTH. COMMENCING ON THE FIRST DAY OF THE CALENDAR QUARTER IN WHICH THE 13TH MONTH FOLLOWING THE OPENING DATE OF THE FIRST STORE LOCATION OF THE BORROWER OCCURS AND MEASURED AS OF THE LAST DAY OF THE CALENDAR QUARTER IN WHICH SUCH 13TH MONTH OCCURS AND ON THE LAST DAY OF EACH CALENDAR QUARTER THEREAFTER, THE RATIO OF BORROWER'S TOTAL LIABILITIES TO TANGIBLE NET WORTH SHALL NOT EXCEED 6.5:1.0.]

                  With respect to the financial covenants set forth above in subsections (i) and (ii), which are calculated based upon the Opening Date of a store location, the financial information from store locations that have not reached the Opening Date anniversary incorporated into such covenants shall be excluded from such calculations. Debt Service and Debt attributable to such locations and deducted from the final calculations shall be deducted on a pro rata basis calculated by dividing such stores' aggregate Net Book

         Value of Merchandise by the Net Book Value of Merchandise for all store locations. The financial covenant set forth in subsection (iii) above shall not be applicable to Borrower until the first store location operated by Borrower has been operating for 12 months. The financial covenants otherwise shall be calculated on a consolidated basis as to all store locations of Borrower.

7.       BORROWER'S AFFIRMATIVE COVENANTS.

         During the term of this Agreement, and thereafter for so long as there is any outstanding Loan Indebtedness to Bank, Borrower covenants that, unless otherwise consented to by Bank in writing, it shall:

         7.1. Financial Reports. Deliver to Aaron or cause to be delivered to Aaron:

                  (i) on or before the twenty-seventh day of each month, an unaudited balance sheet and income statement accurately reflecting the financial transactions and status of the Borrower as of the end of the prior month and on a year to date basis, on a consolidated and per store basis; prepared in accordance with GAAP in the format recommended by Aaron;

                  (ii) within 27 days after the end of each calendar quarter (a) an unaudited balance sheet and income statement accurately reflecting the financial transactions and status of Borrower as of the end of the prior month and on a quarterly basis, on a consolidated and per store basis, prepared in accordance with GAAP in the format recommended by Aaron, and (b) a Compliance Certificate as described below in Section 7.2;

                  (iii) within 90 days after the end of each fiscal year a balance sheet and income statement of Borrower as of the end of such year, compiled by such firm of independent public accountants as may be designated by Borrower and be satisfactory to Bank as prepared in accordance with GAAP and, to the extent delivered to Aaron, audited financial statements for such period;

                  (iv) within 120 days after the end of each fiscal year, an annual personal financial statement of each Guarantor; and

                  (v) with reasonable promptness, all reports by Borrower to its shareholders and such other information as Aaron or Bank may reasonably request from time to time.

         7.2. Compliance Certificate. Prepare and deliver to Aaron, in conjunction with the quarterly financial reports required to be delivered pursuant to Section 7.1(iii) above, a quarterly Compliance Certificate (the form of which is attached hereto as Exhibit C) presenting the calculation of the financial covenants set forth above in Section 6, noting any negative variances with the covenants and explaining any such variances.

Borrower acknowledges that Aaron will review each Compliance Certificate and may revise the calculations set forth on such Compliance Certificate to be consistent with the information shown on quarterly detailed Inventory reconciliation reports and detailed revenue reports prepared by Aaron each quarter showing the amount of Inventory at each of Borrower's stores as of the end of such quarter and the amount of monthly and quarterly revenue at each of Borrower's stores. Borrower acknowledges that Aaron will forward copies of each Compliance Certificate, with revised calculations as appropriate, to Bank and agrees that Bank shall be entitled to rely each such Compliance Certificate, as revised by Aaron, for purposes of determining whether the covenants set forth in
Section 6 above have been met.

         7.3. Books and Records. Maintain its Books and Records and accounts in accordance with GAAP and permit any Person designated by Bank or Aaron to visit Borrower's premises, inspect any of the Collateral or any of the Books and Records, and to make copies thereof and take extracts therefrom, and to discuss Borrower's financial affairs with Borrower's financial officers and accountants.

         7.4. Taxes. Promptly file all tax returns and pay and discharge all taxes, assessments, withholdings and other governmental charges imposed upon it, its income or profits, or upon any property belonging to it, prior to the date on which penalties attach thereto.

         7.5. Notices to Bank. Promptly notify Bank in writing of (i) the occurrence of any Default Condition or Event of Default; (ii) any pending or threatened litigation claiming damages in excess of $25,000 or seeking relief that, if granted, would adversely affect the financial condition or business operations of Borrower; (iii) the release or discharge of any Hazardous Substance on any property owned by Borrower; and (iii) any asserted violation by Borrower of or demand for compliance by Borrower with any Applicable Law.

         7.6. Compliance with Applicable Laws. Comply in all material respects with all Applicable Laws, including, without limitation, ERISA, the Fair Labor Standards Act and all Environmental Laws.

         7.7. Corporate Existence. Maintain its separate corporate existence and all rights, privileges and franchises in connection therewith, and maintain its qualification and good standing in all jurisdictions where the failure to do so could have a material adverse effect upon its financial condition or ability to collect the Accounts.

8.       NEGATIVE COVENANTS.

         During the term of this Agreement, and thereafter for so long as there are is Loan Indebtedness outstanding, Borrower covenants that unless Bank has first consented thereto in writing, it will not:

         8.1. Merger; Disposal or Moving of Collateral. Merge or consolidate with or acquire any substantial portion of the assets or stock of any Person; sell, lease, transfer or otherwise dispose of all or any portion of its properties (including any of the Collateral), except sales or rentals of Inventory in the ordinary course of business; or, without having given Bank at least 60 days prior written notice and having executed such instruments and agreements as Bank shall require, change its name, the location of any Collateral or the location of its chief executive office, principal place of business or the office at which it maintains its Books and Records. Notwithstanding the foregoing, to the extent that Borrower is calculating its compliance with the financial covenants set forth in Section 6 hereof on a consolidated basis, Borrower may move Inventory from one location included in such calculation to another of Borrower's Aaron's Rental Purchase locations without complying with the notice provisions hereof, as long as such Inventory is properly transferred in the Aaron's Proprietary System.

         8.2. Liens. Grant or suffer to exist any Lien upon any of the Collateral except Permitted Liens.

         8.3. Guarantees. Guarantee, assume, endorse or otherwise become contingently liable for any obligation or indebtedness of any Person, either directly or indirectly, exceeding $25,000 not existing as of this date, except by endorsement of items of payment for deposit or collection.

         8.4. Loans. Make loans or advances of money to or investments in any Person, or (except in the ordinary course of business and on fair and reasonable terms) engage in any transaction with a subsidiary or affiliate.

         8.5. Stock of Borrower. Repurchase, or pay or declare any dividend on, any of its capital stock; provided, however, that if no Default Condition or Event of Default exists and Borrower remains in compliance with the financial covenants set forth in Section 6 above after giving effect thereto, it may pay dividends and make such repurchases.

9.       EVENTS OF DEFAULT.

         9.1. List of Events of Default. The occurrence of any one or more of the following conditions or events shall constitute an "Event of Default":

                  (a) Borrower shall fail to pay any of the Loan Indebtedness or to pay for any Asset Disposition within ten (10) days of the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise);

                  (b) any warranty, representation, or other statement by Borrower herein or in any instrument, certificate or financial statement furnished in compliance herewith proves to have been false or misleading in any material respect when made;

                  (c) Borrower shall fail or neglect to perform, keep or observe any covenant contained in this Agreement, any of the other Loan Documents or any other agreement now or hereafter entered into with Bank; Borrower shall fail to abide by the financial covenants set forth in Section 6 hereof, provided that Aaron may waive any financial covenant.

                  (d) Borrower or any Guarantor shall fail to pay when due any amount owed to any creditor (other than Bank) or any Guarantor shall fail to pay or perform any liability or obligation in accordance with the terms of any agreement with Bank;

                  (e) Borrower, Aaron or any Guarantor shall cease to be Solvent, shall die or become incompetent, shall suffer the appointment of a receiver, trustee, custodian or similar fiduciary, shall make an assignment for the benefit of creditors, or shall make an offer of settlement or composition to their respective unsecured creditors generally;

                  (f) any petition for an order for relief shall be filed by or against Borrower or any Guarantor under the Bankruptcy Code (if against Borrower or any Guarantor, the continuation of such proceeding for more than 30 days);

                  (g) any judgment, writ of attachment or similar process is entered or filed against Borrower or any Guarantor or any of Borrower's or any Guarantor's property and such judgment, writ of attachment or process is not dismissed, satisfied or vacated within ten (10) days thereafter or results in the creation or imposition of any Lien upon any Collateral that is not a Permitted Lien;

                  (h) Any Guarantor shall revoke or attempt to revoke the guaranty signed by such Guarantor or shall repudiate such Guarantor's liability thereunder;

                  (i) any Person, or group of Persons (whether or not related), shall have or obtain legal or beneficial ownership of a majority of the outstanding voting securities or rights of Borrower, other than any Person, or group of Persons, that has such majority ownership on the date of execution of this Agreement;

                  (j) Borrower shall lose its franchise, license or right to rent or to sell the Inventory or Borrower's Franchise Agreement is terminated or revoked for any reason;

                  (k) Borrower shall fail to enter properly any acquisition of Inventory or Equipment or any Asset Disposition on the Aaron's Proprietary System; or

                  (l) Borrower shall use its DDA Account for any use other than as explicitly authorized pursuant to this Agreement.

         9.2. Cure Period. Borrower shall have a five (5) calendar day period after the Bank gives it notice of the occurrence of an Event of Default (other than an Event of Default pursuant to Section 9.1(f)) above, during which it may cure such Event of Default. An Event of Default arising under Section 9.1(a) above shall only be cured by the Bank's receipt of payment in immediately available funds by wire transfer, money order or cashier's check.

         9.3. Advances. In no event shall the Bank have any obligation to make an Advance pursuant to the Loan Commitment if there exists a Default Condition or an Event of Default.

10.      REMEDIES.

         All of the Loan Indebtedness shall become immediately due and payable and the Loan Commitment shall be deemed immediately terminated (without notice to or demand upon Borrower) upon the occurrence of an Event of Default under
Section 9.1(f) of this Agreement; and upon and after the occurrence of any other Event of Default, subject to the cure period set forth in Section 9.2 hereof, Bank shall have the right to terminate immediately the Loan Commitment and to declare the entire unpaid principal balance of and accrued interest with respect to the Loan Indebtedness to be, and the same shall thereupon become, immediately due and payable upon receipt by Borrower of written notice and demand. From and after the date on which the Loan Indebtedness becomes automatically due and payable or is declared by Bank to be due and payable as aforesaid, Bank shall have and may exercise from time to time any and all rights and remedies afforded to a secured party under the Code or any other Applicable Law. If the Loan Indebtedness is collected by or through an attorney at law, Bank shall be entitled to collect reasonable attorneys' fees and court costs from Borrower. In addition to, and without limiting the generality of the foregoing, Bank shall have the following rights and remedies which it may exercise at any time or times (all of which rights and remedies shall be cumulative and may be exercised singularly or concurrently):

         (a) The right to notify any Account Debtor to make all payments owing to Borrower directly to Bank for application to the Loan Indebtedness and to collect all amounts owing from any such Account Debtor;

         (b) The right to sell, lease or otherwise dispose of any or all of the Collateral at public or private sale, for cash, upon credit or upon such other terms as Bank deems advisable in its sole discretion, or otherwise to realize upon the whole or from time to time any part of the Collateral in which Bank may have a security interest. Any requirement of reasonable notice shall be met if such notice is sent to Borrower in accordance with Section 12 hereof at least seven (7) days before the date of sale or other disposition of the Collateral. Bank may bid and be the purchaser at any such sale if permitted by Applicable Law;

         (c) The right to require Borrower, at Borrower's expense, to assemble the Collateral and make it available to Bank at a place reasonably convenient to both parties (and, for purposes hereof, Borrower stipulates that Bank shall be entitled to the remedy of specific performance). Alternatively, Bank may peaceably by its own means or with judicial assistance enter Borrower's premises and take possession of the Collateral or dispose of the Collateral on Borrower's premises without interference by Borrower;

         (d) The right to incur attorneys' fees and expenses in exercising any of the rights, remedies, powers or privileges provided hereunder, and the right (but not the obligation) to pay, satisfy and discharge, or to bond, deposit or indemnify against, any tax or other Lien which in the opinion of Bank may in any manner or to any extent encumber any of the Collateral, all of which fees, payments and expenses shall become part of Bank's expenses of retaking, holding, preparing for sale and the like, and shall be added to and become a part of the principal amount of the Loan Indebtedness;

         (e) The right, in Bank's sole discretion, to perform any agreement of Borrower hereunder which Borrower shall fail to perform and take any other action which Bank deems necessary for the maintenance or preservation of any of the Collateral or Bank's interest therein, and Borrower agrees forthwith to reimburse Bank for all expenses incurred in connection with the foregoing, together with interest thereon at the Default Rate from the date incurred until the date of reimbursement;

         (f) The right at any time or times, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand) held by Bank for Borrower's account against any of the Loan Indebtedness, irrespective of whether or not Bank has made any demand under this Agreement;

         (g) The right to apply the proceeds realized from any collection, sale, lease or other disposition of the Collateral first to the costs, expenses and attorneys' fees incurred by Bank for collection and for acquisition, protection, removal, storage, sale and delivery of the Collateral; secondly, to interest due upon the principal amount of the Loan Indebtedness; and thirdly, to the principal amount of the Loan Indebtedness. If any deficiency shall arise, Borrower and Guarantor shall remain bound and liable to Bank therefor;

         (h) The right to act as Borrower's attorney-in-fact (and Borrower hereby irrevocably appoints Bank as Borrower's agent and attorney-in-fact), in Borrower's or Bank's name, but at Borrower's cost and expense, to receive, open and dispose of all mail addressed to Borrower pertaining to any of the Collateral, to notify postal authorities to change the address and delivery of mail to Borrower to such address as Bank may designate, to sign Borrower's name on any bill of lading constituting or relating to any Collateral, to send verifications with respect to the Collateral, to execute in Borrower's name any affidavits or notices with regard to any and all Lien rights and to do all other acts and things necessary to carry out the terms of this Agreement or to discharge any obligation of Borrower hereunder, this power, being coupled with an interest, is to be irrevocable so long as any Loan Indebtedness is outstanding.

11.      WAIVERS.

         Borrower waives notice of Bank's acceptance hereof. Borrower hereby waives any requirement on the part of Bank to post any bond or other security as a condition to Bank's right to obtain an immediate writ of possession with respect to any Collateral. Bank shall not be deemed to have waived any of its rights upon or remedies hereunder or any Event of Default unless such waiver be in writing and signed by Bank. No delay or omission on the part of Bank in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

12.      NOTICES.

         All notices and demands to or upon a party hereto shall be in writing and shall be sent by certified mail, return receipt requested, personal delivery against receipt or by telecopier or other facsimile transmission and shall be deemed to have been validly served, given or delivered when delivered against receipt or one Business Day after deposit in the mail, postage prepaid, or, in the case of facsimile transmission, when indicated by verification receipt printed by the sending machine as having been received at the office of the noticed party, addressed in each case as follows:

         If to Borrower:
                                            -------------------------
                                            -------------------------
                                            -------------------------
                                            Attention
                                                      ---------------
                                            Telecopier No.:
                                                           ----------

         If to Bank:                        SunTrust Bank
                                            Strategic Partner Program
                                            Attn: Aaron Rents Program Manager
                                            303 Peachtree Street, NE, 2nd floor
                                            Atlanta, Georgia 30308
                                            Telecopier No.:(404) 724-3716

or to such other address as each party may designate for itself by like notice given in accordance with this Section. Any written notice or demand that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date that such notice is actually received by the individual to whose attention such notice is to be sent as specified above or such individual's successor in office.

13. INDEMNIFICATION. Borrower hereby agrees to indemnify Bank and hold Bank harmless from and against any liability, loss, damage, suit, action or proceeding ever suffered or incurred by Bank as the result of Borrower's failure to observe, perform or discharge Borrower's duties hereunder. Without limiting the generality of the foregoing, this indemnity shall extend to any claims asserted against Bank by any Person under any environmental laws. If any taxes, fees or other charges shall be payable by Borrower or Bank on account of the execution, delivery or recording of any of the Loan Documents or any loans outstanding hereunder, Borrower will pay (or reimburse Bank's payment of) all such taxes, fees or other charges, including any applicable interests and penalties, and will indemnify and hold Bank harmless from and against liability in connection therewith. The indemnity obligations of Borrower under this Section shall survive the payment in full of the Loan Indebtedness.

14.      ENTIRE AGREEMENT; AMENDMENT.

         This Agreement and the other Loan Documents embody the entire understanding and agreement between the parties hereto with respect to the subject matter hereof, and this Agreement may not be modified or amended except by an agreement in writing signed by Borrower and Bank.

15.      SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; but Borrower shall not assign this Agreement or any right or benefit hereunder to any Person. The Bank may assign its rights and obligations hereunder at any time and to any Person, including without limitation, to Aaron.

16.      ARBITRATION.

         ANY CONTROVERSY ARISING WITH RESPECT TO THIS AGREEMENT SHALL BE DETERMINED BY ARBITRATION IN THE CITY AGREED UPON BY BORROWER AND BANK. IF BORROWER AND BANK FAIL TO SO AGREE, THEN SUCH ARBITRATION SHALL TAKE PLACE IN ATLANTA, GEORGIA. ARBITRATION SHALL BE IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION EXCEPT TO THE EXTENT OTHERWISE SET FORTH IN THIS SECTION. THE DISPUTE SHALL BE DETERMINED BY AN ARBITRATOR ACCEPTABLE TO BOTH PARTIES WHO SHALL BE SELECTED WITHIN SEVEN (7) DAYS OF FILING OF NOTICE OF INTENTION TO ARBITRATE. OTHERWISE, THE DISPUTE SHALL BE DETERMINED BY A PANEL OF THREE ARBITRATORS SELECTED AS FOLLOWS: WITHIN SEVEN
(7) DAYS OF FILING NOTICE OF INTENTION TO ARBITRATE, EACH PARTY WILL APPOINT ONE ARBITRATOR, WHO SHALL BE AN ATTORNEY ADMITTED BEFORE THE BAR OF ANY STATE OF THE UNITED STATES (BUT NEITHER SUCH ATTORNEY NOR ANY FIRM WITH WHICH SUCH ATTORNEY HAS BEEN ASSOCIATED IN THE IMMEDIATELY PRECEDING FIVE YEARS SHALL HAVE BEEN RETAINED BY SUCH PARTY DURING THE IMMEDIATELY PRECEDING FIVE YEARS). THESE TWO ARBITRATORS WILL THEN NAME A THIRD ARBITRATOR, WHO SHALL ALSO BE AN ATTORNEY ADMITTED BEFORE THE BAR OF ANY STATE OF THE UNITED STATES (BUT NEITHER SUCH ATTORNEY NOR ANY FIRM WITH WHICH SUCH ATTORNEY HAD BEEN ASSOCIATED FOR THE IMMEDIATELY PRECEDING FIVE YEARS SHALL HAVE BEEN RETAINED BY EITHER PARTY DURING THE IMMEDIATELY PRECEDING FIVE YEARS) AND WHO SHALL PRESIDE OVER THE PANEL. IF EITHER PARTY FAILS TO APPOINT AN ARBITRATOR, OR IF THE TWO ARBITRATORS DO NOT NAME A THIRD ARBITRATOR WITHIN SEVEN (7) DAYS,

EITHER PARTY MAY REQUEST THE AMERICAN ARBITRATION ASSOCIATION TO APPOINT THE NECESSARY ARBITRATOR(S) PURSUANT TO THE COMMERCIAL ARBITRATION RULES. ARBITRATORS SHALL BE COMPENSATED FOR THEIR SERVICES BY THE NON-PREVAILING PARTY AT THE STANDARD HOURLY RATE CHARGED BY SUCH ARBITRATORS IN THEIR PRIVATE PROFESSIONAL ACTIVITIES. ALL TESTIMONY SHALL BE TRANSCRIBED BY A PUBLIC STENOGRAPHER OR COURT REPORTER. THE AWARD OF THE PANEL SHALL BE ACCOMPANIED BY FINDINGS OF FACT AND A STATEMENT OF REASONS FOR THE DECISION. ALL PARTIES AGREE TO BE BOUND BY THE RESULTS OF SUCH ARBITRATIONS; JUDGMENT UPON THE AWARD SO RENDERED MAY BE ENTERED AND ENFORCED IN ANY COURT OF COMPETENT JURISDICTION. TO THE EXTENT REASONABLY PRACTICABLE, BOTH PARTIES AGREE TO CONTINUE PERFORMING THEIR RESPECTIVE OBLIGATIONS UNDER THIS AGREEMENT WHILE THE DISPUTE IS BEING RESOLVED.

17. MISCELLANEOUS. Time is of the essence of this Agreement. Bank reserves the right to participate, sell or assign the Loan made hereunder and provide any participant or assignee all information in Bank's possession regarding Borrower, its business and the Collateral. Borrower shall reimburse Bank for Bank's out-of-pocket expenses and for the fees and expenses and disbursements of Bank's counsel in connection with the negotiation, documentation and closing of the transactions contemplated hereby, and Borrower will pay all expenses incurred by Borrower in connection with the transactions. The Section headings are for convenience only and shall not limit or otherwise affect any of the terms hereof. THIS AGREEMENT AND ALL RIGHTS AND OBLIGATIONS HEREUNDER, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF GEORGIA (WITHOUT REGARD TO THE LAWS OF CONFLICTS THEREOF) AND IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT.

18.      RELATIONS WITH AARON.

         Borrower recognizes and acknowledges that the Bank has made the Loan Commitment available to Borrower hereunder at the behest of and as an accommodation to Aaron. Accordingly, Borrower agrees that from time to time the Bank may release to Aaron such information about Borrower and the Loan as Aaron may request, and the Bank may condition its agreement to any waiver, modification or amendment on the prior written consent of Aaron. Borrower further agrees that upon the occurrence of an Event of Default hereunder, the Bank may notify Aaron of such Event of Default prior to notifying Borrower thereof, and the Bank shall not be liable to Borrower for failure to give simultaneous notice to Borrower. Borrower further agrees that the Bank shall not be liable to Borrower as a result of any information or document obtained by Bank regarding Borrower which is shared by Bank with Aaron.

         WITNESS the hand and seal of the parties hereto on the date first above written.

Accepted in Atlanta, Georgia:

                                               BORROWER:

                                                                         (Seal)
                                               --------------------------


                                               By:
                                                  ------------------------------
                                                  Title:
                                                        ------------------------

                                                        [CORPORATE SEAL]

                                               BANK:

                                               SUNTRUST BANK


                                               By:
                                                  ------------------------------
                                                  Title:
                                                        ------------------------

                                    EXHIBIT A

                                     FORM OF
                                   MASTER NOTE
                              (Franchisee Borrower)

[DATE]                                                           [$____________]

                                                                Atlanta, Georgia

                  FOR VALUE RECEIVED, the undersigned, [____________, a ____________ _______________] (the "Borrower"), promises to pay to the order of SUNTRUST BANK, a Georgia banking corporation (the "Bank"), at Bank's principal office in Atlanta, Georgia, or at such other place as the holder hereof may designate by notice in writing to Borrower, in immediately available funds in lawful money of the United States of America, on the Maturity Date, as set forth in that certain Line of Credit and Security Agreement, dated as of even date herewith, by and between the Borrower and Bank (as amended, restated, modified or supplemented from time to time, the "Agreement"), the lesser of
(x)_____________($____) and (y) so much principal thereof as shall have been from time to time disbursed hereunder in accordance with the Agreement and not theretofore repaid, as shown on the records of the Bank.

                  In addition to principal, Borrower agrees to pay interest on the principal amounts disbursed hereunder from time to time from the date of each disbursement until paid at such rates of interest per annum and upon such dates as provided for in the Agreement. Interest shall accrue on the outstanding principal balance from the date hereof up to and through the date on which all principal and interest hereunder is paid in full, and shall be computed on the basis of the actual number of days elapsed in a 360-day year. Such interest is to be paid to Bank at its address set forth above or as otherwise provided in the Agreement. For informational purposes, as of the date hereof the Prime Rate in effect is ____% per annum, thus producing an initial interest rate under the Agreement on such date of ____% per annum. Any principal amount due under this Master Note (the "Note") that is not paid on the due date therefor whether on the Maturity Date, or resulting from the acceleration of maturity upon the occurrence of an Event of Default (as defined in the Agreement), shall bear interest from the date due until payment in full at the Default Rate, as such term is defined in the Agreement.

                  This Note evidences a loan incurred pursuant to the terms and conditions of the Agreement to which reference is hereby made for a full and complete description of such terms and conditions, including, without limitation, provisions for the acceleration of the maturity hereof upon the existence or occurrence of certain conditions or events, and the terms of any permitted prepayments hereof. All capitalized terms used in this Note shall have the same meanings as set forth in the Agreement.

                  Upon the existence or occurrence of any Event of Default, the principal and all accrued interest hereof shall automatically become, or may be declared, due and payable in the manner and with the effect provided in the Agreement. In addition, this Note is subject to mandatory prepayment upon the terms and conditions of the Agreement.

                  Bank shall at all times have a right of set-off against any deposit balances of Borrower in the possession of the Bank and the Bank may apply the same against payment of this Note or any other indebtedness of Borrower to the Bank. The payment of any indebtedness evidenced by this Note prior to the Maturity Date shall not affect the enforceability of this Note as to any future, different or other indebtedness incurred hereunder by the Borrower. In the event the indebtedness evidenced by this Note is collected by legal action or through an attorney-at-law, the Bank shall be entitled to recover from Borrower all costs of collection, including, without limitation, reasonable attorneys' fees if collected by or through an attorney-at-law.

                  Borrower acknowledges that the actual crediting of the amount of any disbursement under the Agreement to an account of Borrower or recording such amount in the records of the Bank shall, in the absence of manifest error, constitute presumptive evidence of such disbursement and that such Advance was made and borrowed under the Agreement. Such account records shall constitute, in the absence of manifest error, presumptive evidence of principal amounts outstanding and the payments made under the Agreement at any time and from time to time, provided that the failure of Bank to record in such account the type or amount of any Advance shall not affect the obligation of the undersigned to repay such amount together with interest thereon in accordance with this Note and the Agreement.

         Failure or forbearance of Bank to exercise any right hereunder, or otherwise granted by the Agreement or by law, shall not affect or release the liability of Borrower hereunder, and shall not constitute a waiver of such right unless so stated by Bank in writing. THIS NOTE SHALL BE DEEMED TO BE MADE UNDER, AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF GEORGIA (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF). Time is of the essence of this Note.

                  PRESENTMENT FOR PAYMENT, NOTICE OF DISHONOR AND PROTEST ARE HEREBY WAIVED.

         Executed under hand and seal of the Borrower as of the day and year first above written.

[if Borrower is                               [NAME OF BORROWER]
 a corporation:]

                                              By:
                                                 -------------------------------
                                                Name:
                                                Title:

                                                      [CORPORATE SEAL]

[if Borrower is a partnership:]

[if General Partner is                        [NAME OF GENERAL PARTNER]
 a corporation:]

                                              By:
                                                 -------------------------------
                                                Name:
                                                Title:

[if General Partner is
 an individual:]                              [___________________________(Seal)
                                                Name of General Partner]

[if Borrower is                               [NAME OF BORROWER]
 a limited liability company:]

                                              By:
                                                 -------------------------------
                                                Name:
                                                Title:                         ]

                                    EXHIBIT B

A.       PERMITTED LIENS

         The following described Liens are Permitted Liens (if none, so state):

Name of Lien Holder        Date of Recording          Collateral
-------------------        -----------------          ----------


B.       TRADE NAMES AND STYLES

         The following are the only trade names or trade styles ever used by Borrower (if none, so state):

C        SUBSIDIARIES

         The following are all of the subsidiaries owned by Borrower (if none, so state):

D.       BUSINESS LOCATIONS

         The following are all of the locations where Borrower has an office or other place of business or owns assets:

                                    EXHIBIT C

                       COMPLIANCE CERTIFICATE OF BORROWER

        (Pursuant to Section 7.2 of Line of Credit and Security Agreement
                          dated ______________, 20___)

[NAME OF BORROWER] (the "Borrower") HEREBY CERTIFIES that:

         This Compliance Certificate is furnished pursuant to the Line of Credit and Security Agreement (the "Agreement") dated ____________, 20___ by and between the Borrower and SUNTRUST BANK (the "Bank"). Unless otherwise defined herein, the terms used in this Report have the meanings given to them in this Agreement.

         1. The figures and information for determining compliance by the Borrower with the financial covenants set forth in the Quarterly Covenant Compliance Report attached hereto as Exhibit D have been prepared based upon the financial reports accompanied hereby and both the Quarterly Covenant Compliance Report and such financial reports are true and complete as of the date hereof.

         2. The activities of the Borrower during the preceding quarter have been reviewed by the [president or other authorized officer] or the employees or agents under his immediate supervision. Based on such review, to the best knowledge and belief of the [president or other authorized officer], and as of the date of this Certificate, the Borrower has performed and observed each and every covenant contained in the Agreement to be performed by it, and no Event of Default or Default Condition exists, except for the following:

Please describe or indicate "None" if none exist:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

         3. The Borrower has properly and accurately reported all Asset Dispositions pursuant to Section 2.8 of the Agreement.

         WITNESS my hand this ____ day of __________, ____.

                                                     [NAME OF BORROWER]


                                                     By:
                                                        ------------------------
                                                       Title:
                                                             -------------------

                                    EXHIBIT D

                      QUARTERLY COVENANT COMPLIANCE REPORT

                        (Section 6 - Financial Covenants)

--------------------------

For Quarter Ending:
                    ---------------------

With respect to the financial covenants set forth below in Sections I and II which are calculated based upon the Opening Date of a store location, the financial data from store locations which have not reached the anniversary dates incorporated into such covenants shall be excluded from the calculations in accordance with the Agreement. Debt Service and Debt attributable to such locations and deducted from the final calculations shall be deducted on a pro rata basis calculated by dividing such stores' aggregate Net Book Value of Merchandise by the Net Book Value of Merchandise for all store locations. The financial covenant in Section III shall not be applicable to Borrower until the first store location operated by Borrower has been operating for more than 12 months.

I.       Rental Revenue to Debt Service

         A.       Enter amount of quarterly Rental Revenue.  $
                                                              ------------------

         B.       Enter amount of quarterly Rental Revenue
                  attributable to store locations
                  open less than 25 months.
                                                              ------------------

         C.       Subtract B from A.
                                                              ------------------

         D.       Enter amount of quarter's Debt Service.
                                                              ------------------

         E.       Enter amount of quarter's Debt Service
                  attributable to store locations open less
                  than 25 months.
                                                              ------------------

         F.       Subtract E from D.
                                                              ------------------

                           Ratio of C:F.
                                                              ------------------

         STANDARD --- Ratio not less than ---   2.2: 1.0
                                              ------------

         Compliance?  Yes [ ] No [ ]

II.      Debt to Rental Revenue

         A.       Enter amount of Debt.
                                                              ------------------

         B.       Enter amount of Debt attributable
                  to store locations open less
                  than 19 months.
                                                              ------------------

         C.       Subtract B from A.
                                                              ------------------

         D.       Enter Amount of last month's
                  Rental Revenue.
                                                              ------------------

         E.       Enter amount of last month's Rental
                  Income attributable to store locations
                  open less than 19 months.
                                                              ------------------

         F.       Subtract E from D.
                                                              ------------------

                           Ratio of C : F.
                                                              ------------------


                  STANDARD ..............   5.5 : 1.0
                                          -------------

                  Compliance?  Yes [ ] No [ ]

III.     Total Liabilities to Tangible Net Worth

         A.       Enter amount of Total Liabilities.
                                                              ------------------

         B.       Enter amount of Tangible Net Worth.
                                                              ------------------

         C.       Ratio of A:B.

                  STANDARD ..............   6.5:1.0
                                          -----------

                  Compliance?  Yes [ ] No [ ]

Note: All terms are those used in generally accepted accounting practices unless specifically defined in the Agreement.


                                      D-2